UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811‑21187
PIMCO Municipal Income Fund III
(Exact name of registrant as specified in charter)
1633 Broadway, New York, NY 10019
(Address of principal executive offices)
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)
650 Newport Center Drive, Newport Beach, CA 92660
(Name and address of agent for service)
Copies to:
David C. Sullivan
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Registrant’s telephone number, including area code: (844) 337-4626
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.      Reports to Shareholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS
Annual Report
December 31, 2022
PIMCO Municipal Income Fund | PMF | NYSE
PIMCO Municipal Income Fund II | PML | NYSE
PIMCO Municipal Income Fund III | PMX | NYSE
PIMCO California Municipal Income Fund | PCQ | NYSE
PIMCO California Municipal Income Fund II | PCK | NYSE
PIMCO California Municipal Income Fund III | PZC | NYSE
PIMCO New York Municipal Income Fund | PNF | NYSE
PIMCO New York Municipal Income Fund II | PNI | NYSE
PIMCO New York Municipal Income Fund III | PYN | NYSE

Letter from the Chair of the Board & President

Dear Shareholder,
2022 was a challenging year in the financial markets. We continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Municipal Closed‑End Funds Annual Report, which covers the 12‑month reporting period ended December 31, 2022 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of the factors that most affected performance during the reporting period.
For the 12‑month reporting period ended December 31, 2022
The global economy faced significant headwinds in 2022, including those related to higher inflation, the COVID‑19 pandemic, and the Russia-Ukraine conflict. In the U.S., first and second quarter 2022 annualized gross domestic product (“GDP”) returned ‑1.6% and ‑0.6%, respectively. The economy then strengthened, as third quarter annualized GDP was +3.2%. The Commerce Department’s initial estimate for fourth quarter 2022 annualized GDP — released after the reporting period ended — was 2.9%.
The Federal Reserve Board (the “Fed” or “U.S. central bank”) took actions to combat elevated inflation. In March 2022, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50%, its first rate hike since 2018. The U.S. central bank then raised rates at its next six meetings, for a total increase of 4.25% in 2022. At the end of the year, the federal funds rate was in a range between 4.25% and 4.50%.
During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10‑year U.S. Treasury note was 3.88% on December 31, 2022, versus 1.52% on December 31, 2021. Against this backdrop, the municipal (or “muni”) bond market was weak, with the Bloomberg Municipal Bond Index returning ‑8.53% during 2022. In addition to the negative impact from rising interest rates, the muni market faced headwinds from substantial outflows from muni mutual funds and exchange-traded funds (“ETFs”). However, munis were able to outperform the overall taxable bond market on a relative basis, as the Bloomberg U.S. Aggregate Bond Index returned ‑13.01% in 2022.
Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Municipal Closed‑End Funds investments, please contact your financial advisor, or call the Funds’ shareholder servicing agent at (844) 33‑PIMCO.
Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President
Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

2	PIMCO CLOSED‑END FUNDS

Important Information About the Funds

Information regarding each Fund’s principal investment strategies, principal risks and risk management strategies, the effects of each Fund’s leverage, and each Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.
We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”
Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.
Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments and other sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.
The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.
The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.
The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.
The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR,

ANNUAL REPORT	|	DECEMBER 31, 2022	3

Important Information About the Funds	(Cont.)

has announced plans to ultimately phase out the use of LIBOR. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of a Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of Pacific Investment Management Company LLC (“PIMCO”) than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices.
The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.
A Fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries.
Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.
A Fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.
The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment.
Shares of closed-end investment management companies, such as the Funds, frequently trade at a discount from their net asset value (“NAV”) and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.
The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.
On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period

4	PIMCO CLOSED-END FUNDS

of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.
The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.
The following table discloses the inception date and diversification status of each Fund:

Fund Name	Inception Date	Diversification Status
PIMCO Municipal Income Fund	06/29/01	Diversified
PIMCO Municipal Income Fund II	06/28/02	Diversified
PIMCO Municipal Income Fund III	10/31/02	Diversified
PIMCO California Municipal Income Fund	06/29/01	Diversified
PIMCO California Municipal Income Fund II	06/28/02	Diversified
PIMCO California Municipal Income Fund III	10/31/02	Diversified
PIMCO New York Municipal Income Fund	06/29/01	Non‑diversified
PIMCO New York Municipal Income Fund II	06/28/02	Diversified
PIMCO New York Municipal Income Fund III	10/31/02	Non-diversified
An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.
The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with PIMCO and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of
Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand. The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.
PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)‑6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
The Funds file portfolio holdings information with the SEC on Form N‑PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO.
SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 33-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with

ANNUAL REPORT	|	DECEMBER 31, 2022	5

Important Information About the Funds	(Cont.)

a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.
In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance dates, with some requirements having already taken effect and others requiring compliance as late as February 1, 2023.
In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws prior guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.
In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.
In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.
In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.
In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.
In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.
In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

6	PIMCO CLOSED-END FUNDS

PIMCO Municipal Income Fund

Symbol on NYSE ‑ PMF

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown
as of December 31, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	20.1%

Ad Valorem Property Tax	8.3%

Miscellaneous Revenue	6.7%

Sales Tax Revenue	6.6%

Highway Revenue Tolls	6.3%

Natural Gas Revenue	6.1%

Tobacco Settlement Funded	5.0%

Industrial Revenue	4.4%

Electric Power & Light Revenue	4.3%

Sewer Revenue	3.6%

Local or Guaranteed Housing	3.3%

Water Revenue	3.0%

Appropriations	2.7%

Port, Airport & Marina Revenue	2.6%

Lease (Appropriation)	1.9%

Nuclear Revenue	1.6%

Income Tax Revenue	1.3%

College & University Revenue	1.3%

Transit Revenue	1.2%

Miscellaneous Taxes	1.2%

Fuel Sales Tax Revenue	1.1%

Other	6.7%

Short-Term Instruments	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information
(as of December 31, 2022)(1)

Market Price	$10.43

NAV	$9.51

Premium/(Discount) to NAV	9.67%

Market Price Distribution Rate(2)	6.21%

NAV Distribution Rate(2)	6.81%

Total Effective Leverage(3)	44.82%

Average Annual Total Return(1) for the period ended December 31, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	(27.24)%	1.03%	2.01%	4.96%
NAV	(24.19)%	(0.48)%	2.70%	5.20%
Bloomberg Long Municipal Bond Index	(15.58)%	0.47%	2.39%	4.28%	♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦ Average annual total return since 06/30/2002.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Municipal Income Fund’s investment objective is to seek to provide current income exempt from federal income tax.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the taxable municipal bonds sector contributed to performance, as select securities posted positive returns.

»	Security selection within the resource recovery sector contributed to performance, as a select security posted positive returns.

»	There were no other material contributors for this Fund.

»	Exposure to the hospitals sector detracted from performance, as the sector posted negative performance.

»	Exposure to the special tax sector detracted from performance, as the sector posted negative performance.

»	Exposure to the industrial revenue sector detracted from performance, as the sector posted negative performance.

ANNUAL REPORT	|	DECEMBER 31, 2022	7

PIMCO Municipal Income Fund II

Symbol on NYSE ‑ PML

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown
as of December 31, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	19.2%

Highway Revenue Tolls	8.7%

Ad Valorem Property Tax	7.0%

Natural Gas Revenue	6.6%

Sales Tax Revenue	5.8%

Tobacco Settlement Funded	5.1%

Industrial Revenue	4.5%

Miscellaneous Revenue	4.3%

Sewer Revenue	4.2%

Water Revenue	3.7%

Port, Airport & Marina Revenue	3.4%

Local or Guaranteed Housing	3.0%

Appropriations	2.8%

Lease (Appropriation)	2.5%

Electric Power & Light Revenue	2.3%

College & University Revenue	1.9%

Transit Revenue	1.5%

Income Tax Revenue	1.4%

Miscellaneous Taxes	1.3%

Lottery Revenue	1.2%

Nuclear Revenue	1.1%

Government Fund/Grant Revenue	1.0%

Other	7.4%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information
(as of December 31, 2022)(1)

Market Price	$9.04

NAV	$8.76

Premium/(Discount) to NAV	3.20%

Market Price Distribution Rate(2)	7.83%

NAV Distribution Rate(2)	8.08%

Total Effective Leverage(3)	43.44%

Average Annual Total Return(1) for the period ended December 31, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	(33.71)%	(1.69)%	2.42%	4.11%
NAV	(23.92)%	(0.16)%	2.94%	4.33%
Bloomberg Long Municipal Bond Index	(15.58)%	0.47%	2.39%	4.28%	♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦ Average annual total return since 06/30/2002.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Municipal Income Fund II’s investment objective is to seek to provide current income exempt from federal income tax.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the taxable municipal bonds sector contributed to performance, as select securities posted positive returns.

»	Security selection within the resource recovery sector contributed to performance, as a select security posted positive returns.

»	There were no other material contributors for this Fund.

»	Exposure to the hospitals sector detracted from performance, as the sector posted negative performance.

»	Exposure to the special tax sector detracted from performance, as the sector posted negative performance.

»	Exposure to the industrial revenue sector detracted from performance, as the sector posted negative performance.

8	PIMCO CLOSED-END FUNDS

Market and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PML”. The Fund’s common shares commenced trading on the NYSE in June 2002. The conduct of any offering and the issuance of additional common shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. The NAV of the Fund’s common shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per common share for all existing common shareholders.
The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s common shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share. See “Net Asset Value” for information as to how the Fund’s NAV is determined.

	Common share market price(1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended December 31, 2022	$ 9.89	$ 8.58	$ 9.13	$ 8.03	14.60%	2.83%
Quarter ended September 30, 2022	$12.10	$ 9.53	$10.12	$ 8.42	20.64%	12.74%
Quarter ended June 30, 2022	$11.82	$10.12	$10.78	$ 9.14	16.48%	2.22%
Quarter ended March 31, 2022	$14.55	$11.20	$12.37	$10.70	19.55%	3.99%
Quarter ended December 31, 2021	$14.83	$13.86	$12.42	$12.15	19.58%	13.51%
Quarter ended September 30, 2021	$15.31	$14.74	$12.77	$12.32	20.72%	16.72%
Quarter ended June 30, 2021	$15.08	$14.53	$12.68	$12.26	22.02%	16.48%
Quarter ended March 31, 2021	$15.35	$14.15	$12.65	$12.14	21.67%	13.63%
Quarter ended December 31, 2020	$14.71	$13.09	$12.42	$11.87	18.92%	9.91%
Quarter ended September 30, 2020	$14.28	$13.14	$12.44	$11.95	14.93%	8.86%
Quarter ended June 30, 2020	$13.45	$11.59	$11.95	$10.95	13.64%	4.70%
Quarter ended March 31, 2020	$15.97	$10.10	$13.30	$10.12	27.45%	(11.79)%

(1)	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

ANNUAL REPORT	|	DECEMBER 31, 2022	9

The following information is presented in conformance with annual reporting requirements for funds that have filed a Short Form N-2.
Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage attributable to the Fund’s outstanding Preferred Shares and Tender Option Bonds averaged over the fiscal year ended December 31, 2022 in an amount equal to 45.92% of the Fund’s total average managed assets (including assets attributable to such leverage), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of December 31, 2022. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.
Shareholder Transaction Expense

Sales load (as a percentage of offering price)(1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price)(2)	[ ]%

Dividend Reinvestment Plan Fees(3)	None

(1)	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
(2)
The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

(3)
You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Fund Operating Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to Preferred Shares, and tender option bonds)

Management Fees(1)	1.08%

Dividend Cost on Preferred Shares(2)	3.33%

Interest Payments on Borrowed Funds(3)	0.34%

Other Expenses(4)	0.06%

Total Annual Fund Operating Expenses(5)	4.81%

(1)
Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all‑in fee structure. Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 0.685% of the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding). The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the management fee.
(2)
“Dividends and Other Costs on Preferred Shares” reflects the Fund’s outstanding ARPS and RVMTP averaged over the year ended December 31, 2022 which represented 25.54% and 5.88%, respectively of the Fund’s total average managed assets (including the liquidation preference of outstanding Preferred Shares and assets attributable to tender option bond) at an annual dividend cost of 6.01% for ARPS and 4.58% for RVMTP as of December 31, 2022, and including the amortization of Preferred Share offering costs of $37,515 over the three-year term of the Preferred Shares). The actual dividend rate paid on the PreferredShares will vary over time in accordance with variations in market interest rates. See “Use of Leverage” and “Description of Capital Structure.” Dividend and Other Costs on Preferred Shares are borne directly by the Fund and reflected in the Fund’s financial statement; however, the information presented in the table will differ from that presented in the Fund’s Financial Highlights.

(3)
“Interest Payments on Borrowed Funds” reflects the Fund’s use of leverage in the form of tender option bonds averaged over the year ended December 31, 2022, which represented 14.50% of the Fund’s total managed assets, at an annual interest rate cost to the Fund of 1.43%, as of December 31, 2022. The actual amount of borrowing expenses borne by the Fund will vary over time in accordance with the level of the Fund’s use of tender option bonds and/or other forms of borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

(4)	Other expenses are estimated for the Fund’s fiscal year ending December 31, 2023.
(5)
“Dividend Cost on Preferred Shares”, including distributions on Preferred Shares, and “Interest Payments on Borrowed Funds” are borne by the Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Fund Operating Expenses are 1.14%.

Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 4.81% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to Preferred Shares and Tender Option Bonds representing 45.92% of the Fund’s total managed assets) and (3) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$48	$145	$242	$486

(1)
The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

10	PIMCO CLOSED-END FUNDS

PIMCO Municipal Income Fund III

Symbol on NYSE ‑ PMX

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown
as of December 31, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	18.1%

Sales Tax Revenue	6.9%

Ad Valorem Property Tax	6.5%

Natural Gas Revenue	6.0%

Local or Guaranteed Housing	5.9%

Highway Revenue Tolls	5.4%

Water Revenue	5.2%

Electric Power & Light Revenue	4.5%

Sewer Revenue	4.4%

Industrial Revenue	4.0%

Miscellaneous Revenue	3.9%

Port, Airport & Marina Revenue	3.5%

Tobacco Settlement Funded	3.4%

Appropriations	3.4%

College & University Revenue	1.9%

Fuel Sales Tax Revenue	1.7%

Lease (Appropriation)	1.7%

Nuclear Revenue	1.4%

Transit Revenue	1.4%

General Fund	1.4%

Miscellaneous Taxes	1.1%

Income Tax Revenue	1.1%

Other	6.7%

Short-Term Instruments	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information
(as of December 31, 2022)(1)

Market Price	$8.71

NAV	$8.02

Premium/(Discount) to NAV	8.60%

Market Price Distribution Rate(2)	6.34%

NAV Distribution Rate(2)	6.88%

Total Effective Leverage(3)	44.16%

Average Annual Total Return(1) for the period ended December 31, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	(27.40)%	(0.04)%	2.83%	4.06%
NAV	(25.29)%	(0.63)%	3.10%	4.08%
Bloomberg Long Municipal Bond Index	(15.58)%	0.47%	2.39%	4.16%
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Municipal Income Fund III’s investment objective is to seek to provide current income exempt from federal income tax.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the taxable municipal bonds sector contributed to performance, as select securities posted positive returns.

»	Security selection within the resource recovery sector contributed to performance, as a select security posted positive returns.

»	There were no other material contributors for this Fund.

»	Exposure to the special tax sector detracted from performance, as the sector posted negative performance.

»	Exposure to the hospitals sector detracted from performance, as the sector posted negative performance.

»	Exposure to the industrial revenue sector detracted from performance, as the sector posted negative performance.

ANNUAL REPORT	|	DECEMBER 31, 2022	11

PIMCO California Municipal Income Fund

Symbol on NYSE ‑ PCQ

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown
as of December 31, 2022†§

Municipal Bonds & Notes

Ad Valorem Property Tax	21.3%

Health, Hospital & Nursing Home Revenue	14.1%

College & University Revenue	6.6%

Local or Guaranteed Housing	6.5%

Natural Gas Revenue	6.4%

Electric Power & Light Revenue	6.2%

Lease (Abatement)	6.0%

Sales Tax Revenue	5.2%

Port, Airport & Marina Revenue	5.0%

General Fund	4.9%

Tobacco Settlement Funded	4.6%

Lease (Non‑Terminable)	2.2%

Sewer Revenue	2.1%

Water Revenue	1.9%

Special Assessment	1.3%

Special Tax	1.1%

Highway Revenue Tolls	1.1%

Other	2.5%

Short-Term Instruments	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information
(as of December 31, 2022)(1)

Market Price	$15.07

NAV	$10.31

Premium/(Discount) to NAV	46.17%

Market Price Distribution Rate(2)	5.18%

NAV Distribution Rate(2)	7.57%

Total Effective Leverage(3)	44.49%

Average Annual Total Return(1) for the period ended December 31, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	(14.34)%	2.49%	5.32%	6.44%
NAV	(21.44)%	(0.07)%	3.03%	5.27%
Bloomberg CA Muni 22+ Year Index	(14.94)%	0.63%	2.76%	4.62%	♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦ Average annual total return since 06/30/2001.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO California Municipal Income Fund’s investment objective is to seek to provide current income exempt from federal and California income tax.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the pre‑refunded segment contributed to performance, as a select security posted positive returns.

»	Security selection within the taxable municipal bonds sector contributed to performance, as select securities posted positive returns.

»	Security selection within the tobacco sector contributed to performance, as select securities posted positive returns.

»	Exposure to the general obligation sector detracted from performance, as the sector posted negative performance.

»	Exposure to the industrial revenue sector detracted from performance, as the sector posted negative performance.

»	Exposure to the special tax sector detracted from performance, as the sector posted negative performance.

12	PIMCO CLOSED-END FUNDS

PIMCO California Municipal Income Fund II

Symbol on NYSE ‑ PCK

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown
as of December 31, 2022†§

Municipal Bonds & Notes

Ad Valorem Property Tax	21.4%

Health, Hospital & Nursing Home Revenue	11.4%

Natural Gas Revenue	8.6%

Local or Guaranteed Housing	6.9%

General Fund	6.3%

Port, Airport & Marina Revenue	5.9%

Tobacco Settlement Funded	5.5%

Electric Power & Light Revenue	5.5%

Sewer Revenue	4.8%

College & University Revenue	4.4%

Sales Tax Revenue	4.2%

Lease (Abatement)	3.6%

Highway Revenue Tolls	2.4%

Lease (Non‑Terminable)	2.1%

Water Revenue	1.4%

Special Assessment	1.3%

Special Tax	1.1%

Other	2.8%

Short-Term Instruments	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information
(as of December 31, 2022)(1)

Market Price	$6.79

NAV	$6.53

Premium/(Discount) to NAV	3.98%

Market Price Distribution Rate(2)	5.66%

NAV Distribution Rate(2)	5.88%

Total Effective Leverage(3)	44.24%

Average Annual Total Return(1) for the period ended December 31, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	(23.32)%	(2.94)%	1.55%	2.83%
NAV	(24.38)%	(0.60)%	3.03%	3.26%
Bloomberg CA Muni 22+ Year Index	(14.94)%	0.63%	2.76%	4.46%	♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦ Average annual total return since 06/30/2002.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO California Municipal Income Fund II’s investment objective is to seek to provide current income exempt from federal and California income tax.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the taxable municipal bonds sector contributed to performance, as select securities posted positive returns.

»	Security selection within the tobacco sector contributed to performance, as select securities posted positive returns.

»	There were no other material contributors for the Fund.

»	Exposure to the general obligation sector detracted from performance, as the sector posted negative performance.

»	Exposure to the industrial revenue sector detracted from performance, as the sector posted negative performance.

»	Exposure to the hospitals sector detracted from performance, as the sector posted negative performance.

ANNUAL REPORT	|	DECEMBER 31, 2022	13

PIMCO California Municipal Income Fund III

Symbol on NYSE ‑ PZC

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown
as of December 31, 2022†§

Municipal Bonds & Notes

Ad Valorem Property Tax	20.8%

Health, Hospital & Nursing Home Revenue	16.0%

Electric Power & Light Revenue	7.8%

Tobacco Settlement Funded	7.5%

Local or Guaranteed Housing	7.0%

College & University Revenue	5.6%

Port, Airport & Marina Revenue	5.4%

Natural Gas Revenue	4.5%

Sales Tax Revenue	4.4%

General Fund	3.9%

Lease (Abatement)	3.4%

Highway Revenue Tolls	2.8%

Sewer Revenue	1.8%

Special Tax	1.7%

Lease (Non‑Terminable)	1.4%

Special Assessment	1.3%

Water Revenue	1.1%

Other	3.1%

Short-Term Instruments	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information
(as of December 31, 2022)(1)

Market Price	$8.35

NAV	$7.70

Premium/(Discount) to NAV	8.44%

Market Price Distribution Rate(2)	5.46%

NAV Distribution Rate(2)	5.92%

Total Effective Leverage(3)	43.75%

Average Annual Total Return(1) for the period ended December 31, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	(20.55)%	0.51%	2.88%	3.52%
NAV	(20.29)%	(0.12)%	3.15%	3.51%
Bloomberg CA Muni 22+ Year Index	(14.94)%	0.63%	2.76%	4.39%
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO California Municipal Income Fund III’s investment objective is to seek to provide current income exempt from federal and California income tax.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the taxable municipal bonds sector contributed to performance, as select securities posted positive returns.

»	Security selection within the pre‑refunded segment contributed to performance, as a select security posted positive returns.

»	Security selection within the tobacco sector contributed to performance, as select securities posted positive returns.

»	Exposure to the general obligation sector detracted from performance, as the sector posted negative performance.

»	Exposure to the industrial revenue sector detracted from performance, as the sector posted negative performance.

»	Exposure to the hospitals sector detracted from performance, as the sector posted negative performance.

14	PIMCO CLOSED-END FUNDS

PIMCO New York Municipal Income Fund

Symbol on NYSE ‑ PNF

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown
as of December 31, 2022†§

Municipal Bonds & Notes

Income Tax Revenue	17.0%

Health, Hospital & Nursing Home Revenue	11.0%

Ad Valorem Property Tax	10.2%

Water Revenue	9.6%

Transit Revenue	8.2%

Tobacco Settlement Funded	7.9%

Sales Tax Revenue	6.9%

Port, Airport & Marina Revenue	6.4%

College & University Revenue	6.3%

Local or Guaranteed Housing	5.2%

Miscellaneous Revenue	2.2%

Industrial Revenue	2.2%

Highway Revenue Tolls	2.0%

Electric Power & Light Revenue	1.6%

Lease (Appropriation)	1.3%

Other	1.9%

Short-Term Instruments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information
(as of December 31, 2022)(1)

Market Price	$9.03

NAV	$8.70

Premium/(Discount) to NAV	3.79%

Market Price Distribution Rate(2)	5.58%

NAV Distribution Rate(2)	5.79%

Total Effective Leverage(3)	40.47%

Average Annual Total Return(1) for the period ended December 31, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	(22.47)%	(1.95)%	2.36%	3.57%
NAV	(24.46)%	(1.49)%	2.25%	3.66%
Bloomberg NY Muni 22+ Year Index	(16.16)%	0.06%	2.14%	4.25%♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦ Average annual total return since 06/30/2001.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO New York Municipal Income Fund’s investment objective is to seek to provide current income exempt from federal, New York State and New York City income tax.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the pre‑refunded segment contributed to performance, as a select security posted positive returns.

»	Security selection within the taxable municipal bonds sector contributed to performance, as select securities posted positive returns.

»	There were no other material contributors for this Fund.

»	Exposure to the special tax sector detracted from performance, as the sector posted negative performance.

»	Exposure to the transportation sector detracted from performance, as the sector posted negative performance.

»	Exposure to the industrial revenue sector detracted from performance, as the sector posted negative performance.

ANNUAL REPORT	|	DECEMBER 31, 2022	15

PIMCO New York Municipal Income Fund II

Symbol on NYSE ‑ PNI

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown
as of December 31, 2022†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	11.3%

Tobacco Settlement Funded	11.3%

College & University Revenue	11.0%

Income Tax Revenue	10.4%

Water Revenue	7.1%

Port, Airport & Marina Revenue	6.5%

Sales Tax Revenue	5.6%

Highway Revenue Tolls	5.2%

Miscellaneous Revenue	5.0%

Lease (Appropriation)	4.8%

Transit Revenue	4.6%

Local or Guaranteed Housing	3.7%

Ad Valorem Property Tax	3.7%

Electric Power & Light Revenue	3.3%

Industrial Revenue	2.9%

Miscellaneous Taxes	1.6%

Other	1.5%

Short-Term Instruments	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information
(as of December 31, 2022)(1)

Market Price	$7.95

NAV	$8.29

Premium/(Discount) to NAV	(4.10)%

Market Price Distribution Rate(2)	6.04%

NAV Distribution Rate(2)	5.80%

Total Effective Leverage(3)	43.95%

Average Annual Total Return(1) for the period ended December 31, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	(26.06)%	(3.33)%	0.97%	3.15%
NAV	(25.12)%	(1.19)%	2.40%	3.71%
Bloomberg NY Muni 22+ Year Index	(16.16)%	0.06%	2.14%	4.14%♦
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.
♦ Average annual total return since 06/30/2002.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO New York Municipal Income Fund II’s investment objective is to seek to provide current income exempt from federal, New York State and New York City income tax.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the taxable municipal bonds sector contributed to performance, as select securities posted positive returns.

»	There were no other material contributors for the Fund.

»	Exposure to the special tax sector detracted from performance, as the sector posted negative performance.

»	Exposure to the transportation sector detracted from performance, as the sector posted negative performance.

»	Exposure to the industrial revenue sector detracted from performance, as the sector posted negative performance.

16	PIMCO CLOSED-END FUNDS

PIMCO New York Municipal Income Fund III

Symbol on NYSE ‑ PYN

Cumulative Returns Through December 31, 2022

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown
as of December 31, 2022†§

Municipal Bonds & Notes

Income Tax Revenue	13.4%

Tobacco Settlement Funded	10.2%

Health, Hospital & Nursing Home Revenue	9.8%

Ad Valorem Property Tax	8.5%

College & University Revenue	8.1%

Miscellaneous Revenue	6.9%

Industrial Revenue	6.9%

Port, Airport & Marina Revenue	6.9%

Transit Revenue	5.8%

Sales Tax Revenue	5.7%

Local or Guaranteed Housing	4.2%

Water Revenue	3.3%

Electric Power & Light Revenue	2.1%

Highway Revenue Tolls	1.1%

Miscellaneous Taxes	1.1%

Other	2.1%

Short-Term Instruments	3.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information
(as of December 31, 2022)(1)

Market Price	$6.83

NAV	$6.66

Premium/(Discount) to NAV	2.55%

Market Price Distribution Rate(2)	6.24%

NAV Distribution Rate(2)	6.39%

Total Effective Leverage(3)	43.51%

Average Annual Total Return(1) for the period ended December 31, 2022

	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	(22.40)%	(2.38)%	1.30%	2.17%
NAV	(23.35)%	(1.46)%	2.14%	2.33%
Bloomberg NY Muni 22+ Year Index	(16.16)%	0.06%	2.14%	4.01%
All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO New York Municipal Income Fund III’s investment objective is to seek to provide current income exempt from federal, New York State and New York City income tax.
Fund Insights at NAV
The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the taxable municipal bonds sector contributed to performance, as select securities posted positive returns.

»	Security selection within the lease-backed sector contributed to performance, as a select security posted positive returns.

»	There were no other material contributors for the Fund.

»	Exposure to the special tax sector detracted from performance, as the sector posted negative performance.

»	Exposure to the industrial revenue sector detracted from performance, as the sector posted negative performance.

»	Exposure to the transportation sector detracted from performance, as the sector posted negative performance.

ANNUAL REPORT	|	DECEMBER 31, 2022	17

Index Descriptions

Index*	Index Description

Bloomberg Long Municipal Bond Index	Bloomberg Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax‑exempt bond market.

Bloomberg CA Muni 22+ Year Index	The Bloomberg CA Muni 22+ Year Index is the long maturity California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds. It is an unmanaged index representative of the tax‑exempt bond market.

Bloomberg NY Muni 22+ Year Index	The Bloomberg NY Muni 22+ Year Index is the long maturity New York component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds. It is an unmanaged index representative of the tax‑exempt bond market.

* It is not possible to invest directly in an unmanaged index.

18	PIMCO CLOSED-END FUNDS

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ANNUAL REPORT	|	DECEMBER 31, 2022	19

Financial Highlights

		Investment Operations		Less Distributions to Preferred Shareholders(c)			Less Distributions to Common Shareholders(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total		Increase Resulting from Tender of ARPS(c)	Increase Resulting from Common Share Offering		Offering Cost Charged to Paid in Capital

PIMCO Municipal Income Fund

12/31/2022	$13.33	$0.68	$(3.71)	$(0.14)	$0.00	$(3.17)	$(0.65)	$0.00	$0.00	$(0.65)		$0.00	$	N/A	$	N/A

12/31/2021	13.22	0.71	0.06	(0.01)	0.00	0.76	(0.65)	0.00	0.00	(0.65)		0.00		N/A		N/A

12/31/2020	13.35	0.74	(0.07)	(0.07)	0.00	0.60	(0.65)	(0.08)	0.00	(0.73)		0.00		N/A		N/A

12/31/2019	12.36	0.81	1.07	(0.16)	0.00	1.72	(0.72)	(0.01)	0.00	(0.73)		0.00		N/A		N/A

12/31/2018	12.87	0.89	(0.65)	(0.16)	0.00	0.08	(0.72)	0.00	0.00	(0.72)		0.13		N/A		N/A

PIMCO Municipal Income Fund II

12/31/2022	$12.37	$0.60	$(3.43)	$(0.10)	$0.00	$(2.93)	$(0.60)	$0.00	$(0.11)	$(0.71)		$0.00		$0.03		$0.00

12/31/2021	12.42	0.66	0.00	0.00	0.00	0.66	(0.71)	0.00	0.00	(0.71)		0.00		N/A		N/A

12/31/2020	12.50	0.69	(0.01)	(0.05)	0.00	0.63	(0.71)	0.00	0.00	(0.71)		0.00		N/A		N/A

12/31/2019	11.62	0.77	1.01	(0.12)	0.00	1.66	(0.78)	0.00	0.00	(0.78)		0.00		N/A		N/A

12/31/2018	12.13	0.81	(0.57)	(0.13)	0.00	0.11	(0.78)	0.00	0.00	(0.78)		0.16		N/A		N/A

12/31/2017	11.81	0.81	0.37	(0.08)	0.00	1.10	(0.78)	0.00	0.00	(0.78)		0.00		N/A		N/A

12/31/2016	12.39	0.79	(0.55)	(0.04)	0.00	0.20	(0.78)	0.00	0.00	(0.78)		0.00		N/A		N/A

06/01/2015 - 12/31/2015(h)	12.11	0.47	0.28	(0.01)	0.00	0.74	(0.46)	0.00	0.00	(0.46	)(i)	0.00		N/A		N/A

05/31/2015	11.94	0.81	0.15	(0.01)	0.00	0.95	(0.78)	0.00	0.00	(0.78)		0.00		N/A		N/A

05/31/2014	12.17	0.81	(0.25)	(0.01)	0.00	0.55	(0.78)	0.00	0.00	(0.78)		0.00		N/A		N/A

05/31/2013	11.91	0.82	0.23	(0.01)	0.00	1.04	(0.78)	0.00	0.00	(0.78)		0.00		N/A		N/A

PIMCO Municipal Income Fund III

12/31/2022	$11.41	$0.57	$(3.31)	$(0.10)	$0.00	$(2.84)	$(0.55)	$0.00	$0.00	$(0.55)		$0.00	$	N/A	$	N/A

12/31/2021	11.36	0.59	0.01	0.00	0.00	0.60	(0.55)	0.00	0.00	(0.55)		0.00		N/A		N/A

12/31/2020	11.34	0.62	0.01	(0.05)	0.00	0.58	(0.55)	(0.01)	0.00	(0.56)		0.00		N/A		N/A

12/31/2019	10.49	0.72	0.87	(0.12)	0.00	1.47	(0.62)	0.00	0.00	(0.62)		0.00		N/A		N/A

12/31/2018	11.06	0.76	(0.57)	(0.13)	0.00	0.06	(0.67)	(0.11)	0.00	(0.78)		0.15		N/A		N/A

PIMCO California Municipal Income Fund

12/31/2022	$14.08	$0.65	$(3.48)	$(0.14)	$0.00	$(2.97)	$(0.59)	$(0.02)	$(0.19)	$(0.80)		$0.00	$	N/A	$	N/A

12/31/2021	14.28	0.71	(0.12)	(0.01)	0.00	0.58	(0.78)	0.00	0.00	(0.78)		0.00		N/A		N/A

12/31/2020	14.20	0.74	0.20	(0.07)	0.00	0.87	(0.78)	(0.01)	0.00	(0.79)		0.00		N/A		N/A

12/31/2019	13.32	0.80	1.16	(0.16)	0.00	1.80	(0.92)	0.00	0.00	(0.92)		0.00		N/A		N/A

12/31/2018	14.20	0.92	(0.94)	(0.17)	0.00	(0.19)	(0.92)	0.00	0.00	(0.92)		0.23		N/A		N/A

PIMCO California Municipal Income Fund II

12/31/2022	$9.11	$0.39	$(2.50)	$(0.09)	$0.00	$(2.20)	$(0.36)	$0.00	$(0.02)	$(0.38)		$0.00	$	N/A	$	N/A

12/31/2021	9.13	0.40	(0.04)	0.00	0.00	0.36	(0.38)	0.00	0.00	(0.38)		0.00		N/A		N/A

12/31/2020	8.98	0.41	0.17	(0.04)	0.00	0.54	(0.38)	(0.01)	0.00	(0.39)		0.00		N/A		N/A

12/31/2019	8.29	0.50	0.87	(0.10)	0.00	1.27	(0.42)	(0.16)	0.00	(0.58)		0.00		N/A		N/A

12/31/2018	8.69	0.54	(0.57)	(0.11)	0.00	(0.14)	(0.42)	0.00	0.00	(0.42)		0.16		N/A		N/A

PIMCO California Municipal Income Fund III

12/31/2022	$10.20	$0.48	$(2.43)	$(0.09)	$0.00	$(2.04)	$(0.46)	$0.00	$0.00	$(0.46)		$0.00	$	N/A	$	N/A

12/31/2021	10.29	0.52	(0.15)	0.00	0.00	0.37	(0.46)	0.00	0.00	(0.46)		0.00		N/A		N/A

12/31/2020	10.20	0.52	0.09	(0.05)	0.00	0.56	(0.46)	(0.01)	0.00	(0.47)		0.00		N/A		N/A

12/31/2019	9.46	0.56	0.80	(0.11)	0.00	1.25	(0.51)	0.00	0.00	(0.51)		0.00		N/A		N/A

12/31/2018	9.98	0.64	(0.68)	(0.12)	0.00	(0.16)	(0.54)	0.00	0.00	(0.54)		0.18		N/A		N/A

PIMCO New York Municipal Income Fund

12/31/2022	$12.13	$0.48	$(3.30)	$(0.11)	$0.00	$(2.93)	$(0.40)	$0.00	$(0.10)	$(0.50)		$0.00	$	N/A	$	N/A

12/31/2021	12.01	0.54	0.09	(0.01)	0.00	0.62	(0.50)	0.00	0.00	(0.50)		0.00		N/A		N/A

12/31/2020	12.15	0.60	(0.17)	(0.06)	0.00	0.37	(0.50)	(0.01)	0.00	(0.51)		0.00		N/A		N/A

12/31/2019	11.29	0.68	0.96	(0.13)	0.00	1.51	(0.65)	0.00	0.00	(0.65)		0.00		N/A		N/A

12/31/2018	12.06	0.70	(0.77)	(0.13)	0.00	(0.20)	(0.68)	0.00	0.00	(0.68)		0.11		N/A		N/A

PIMCO New York Municipal Income Fund II

12/31/2022	$11.66	$0.47	$(3.25)	$(0.11)	$0.00	$(2.89)	$(0.48)	$0.00	$0.00	$(0.48)		$0.00	$	N/A	$	N/A

12/31/2021	11.50	0.48	0.17	(0.01)	0.00	0.64	(0.48)	0.00	0.00	(0.48)		0.00		N/A		N/A

12/31/2020	11.59	0.56	(0.12)	(0.05)	0.00	0.39	(0.48)	0.00	0.00	(0.48)		0.00		N/A		N/A

12/31/2019	10.67	0.63	0.93	(0.13)	0.00	1.43	(0.51)	0.00	0.00	(0.51)		0.00		N/A		N/A

12/31/2018	11.17	0.71	(0.73)	(0.15)	0.00	(0.17)	(0.57)	0.00	(0.04)	(0.61)		0.28		N/A		N/A

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Common Share			Ratios/Supplemental Data
				Ratios to Average Net Assets Applicable to Common Shareholders					Portfolio Turnover Rate
Net Asset Value End of Year or Period(a)	Market Price End of Year or Period	Total Investment Return(e)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(f)(g)	Expenses Excluding Waivers(f)(g)	Expenses Excluding Interest Expense(f)	Expenses Excluding Interest Expense and Waivers(f)	Net Investment Income (Loss)(f)

$9.51	$10.43	(27.24)%	$248,707	1.67%	1.67%	1.26%	1.26%	6.38%	36%

13.33	15.22	15.11	347,062	1.36	1.36	1.19	1.19	5.33	18

13.22	13.85	(2.99)	343,020	1.59	1.59	1.23	1.23	5.71	21

13.35	15.10	26.76	345,113	1.92	1.92	1.18	1.18	6.20	16

12.36	12.55	2.22	318,313	1.77	1.77	1.23	1.23	7.16	24

$8.76	$9.04	(33.71)%	$578,039	1.77%	1.77%	1.14%	1.14%	6.08%	33%

12.37	14.61	7.47	783,316	1.30	1.30	1.08	1.08	5.32	13

12.42	14.30	(4.81)	782,327	1.59	1.59	1.11	1.11	5.70	20

12.50	15.87	25.88	782,682	2.06	2.06	1.06	1.06	6.25	12

11.62	13.31	7.57	723,713	1.93	1.93	1.13	1.13	6.94	23

12.13	13.18	14.85	751,337	1.30	1.30	1.10	1.10	6.74	12

11.81	12.22	3.90	727,513	1.16	1.16	1.08	1.08	6.27	12

12.39	12.51	6.56	760,212	1.11 *	1.11 *	1.10 *	1.10 *	6.57 *	10

12.11	12.19	6.15	742,133	1.16	1.16	1.11	1.11	6.65	10

11.94	12.25	7.76	730,088	1.21	1.21	1.16	1.16	7.22	16

12.17	12.19	3.41	741,368	1.16	1.17	1.11	1.12	6.74	16

$8.02	$8.71	(27.40)%	$267,714	1.76%	1.76%	1.22%	1.22%	6.32%	32%

11.41	12.75	12.32	379,521	1.37	1.37	1.15	1.15	5.18	9

11.36	11.89	(0.54)	376,741	1.64	1.64	1.18	1.18	5.57	25

11.34	12.58	19.03	374,805	2.04	2.04	1.14	1.14	6.48	14

10.49	11.14	3.39	345,557	1.89	1.89	1.19	1.19	7.11	25

$10.31	$15.07	(14.34)%	$195,462	1.78%	1.78%	1.26%	1.26%	5.73%	28%

14.08	18.58	7.99	266,321	1.44	1.44	1.20	1.20	5.05	11

14.28	17.98	(4.94)	269,561	1.67	1.67	1.22	1.22	5.28	15

14.20	19.86	29.47	267,390	2.09	2.09	1.18	1.18	5.75	16

13.32	16.15	(0.66)	250,306	2.10	2.10	1.23	1.23	6.80	29

$6.53	$6.79	(23.32)%	$210,581	1.77%	1.77%	1.29%	1.29%	5.49%	27%

9.11	9.35	7.99	293,165	1.41	1.41	1.21	1.21	4.44	11

9.13	9.03	(5.58)	293,591	1.62	1.62	1.23	1.23	4.68	19

8.98	10.00	36.01	288,138	1.99	1.99	1.18	1.18	5.61	16

8.29	7.83	(19.01)	265,245	1.88	1.88	1.29	1.29	6.51	37

$7.70	$8.35	(20.55)%	$172,972	1.80%	1.80%	1.27%	1.27%	5.71%	28%

10.20	11.10	13.11	228,733	1.45	1.45	1.21	1.21	5.06	13

10.29	10.25	(5.89)	230,271	1.68	1.68	1.23	1.23	5.13	13

10.20	11.41	25.66	227,745	2.12	2.12	1.20	1.20	5.59	16

9.46	9.53	(3.49)	210,974	2.13	2.13	1.25	1.25	6.70	21

$8.70	$9.03	(22.47)%	$68,397	1.49%	1.49%	1.24%	1.24%	4.90%	45%

12.13	12.29	9.70	95,190	1.25	1.25	1.20	1.20	4.44	23

12.01	11.68	(11.51)	94,059	1.52	1.52	1.23	1.23	5.13	26

12.15	13.80	24.04	95,010	1.97	1.97	1.19	1.19	5.74	25

11.29	11.70	(2.90)	87,913	1.81	1.81	1.27	1.27	6.11	22

$8.29	$7.95	(26.06)%	$92,937	1.93%	1.93%	1.38%	1.38%	5.10%	42%

11.66	11.35	8.87	130,581	1.57	1.57	1.31	1.31	4.18	14

11.50	10.87	(5.82)	128,709	1.84	1.84	1.35	1.35	4.97	22

11.59	12.07	20.57	129,596	2.16	2.16	1.27	1.27	5.62	17

10.67	10.47	(7.67)	119,014	2.15	2.15	1.40	1.40	6.64	24

ANNUAL REPORT	|	DECEMBER 31, 2022	21

Financial Highlights	(Cont.)

		Investment Operations		Less Distributions to Preferred Shareholders(c)			Less Distributions to Common Shareholders(d)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	From Net Investment Income	From Net Realized Capital Gains	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total	Increase Resulting from Tender of ARPS(c)	Increase Resulting from Common Share Offering		Offering Cost Charged to Paid in Capital

PIMCO New York Municipal Income Fund III

12/31/2022	$9.20	$0.42	$(2.42)	$(0.11)	$0.00	$(2.11)	$(0.33)	$0.00	$(0.10)	$(0.43)	$0.00	$	N/A	$	N/A

12/31/2021	9.15	0.44	0.05	(0.01)	0.00	0.48	(0.43)	0.00	0.00	(0.43)	0.00		N/A		N/A

12/31/2020	9.29	0.48	(0.14)	(0.05)	0.00	0.29	(0.42)	0.00	(0.01)	(0.43)	0.00		N/A		N/A

12/31/2019	8.66	0.55	0.66	(0.13)	0.00	1.08	(0.41)	0.00	(0.04)	(0.45)	0.00		N/A		N/A

12/31/2018	9.27	0.57	(0.61)	(0.13)	0.00	(0.17)	(0.49)	0.00	(0.02)	(0.51)	0.07		N/A		N/A

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Common Share			Ratios/Supplemental Data
				Ratios to Average Net Assets Applicable to Common Shareholders					Portfolio Turnover Rate
Net Asset Value End of Year or Period(a)	Market Price End of Year or Period	Total Investment Return(e)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(f)(g)	Expenses Excluding Waivers(f)(g)	Expenses Excluding Interest Expense(f)	Expenses Excluding Interest Expense and Waivers(f)	Net Investment Income (Loss)(f)

$6.66	$6.83	(22.40)%	$38,240	1.69%	1.69%	1.55%	1.55%	5.64%	38%

9.20	9.31	8.99	52,786	1.62	1.62	1.49	1.49	4.78	16

9.15	8.93	(2.75)	52,414	1.80	1.80	1.49	1.49	5.32	27

9.29	9.63	16.76	53,135	2.19	2.19	1.47	1.47	6.06	14

8.66	8.65	(7.67)	49,484	2.18	2.18	1.54	1.54	6.45	24

ANNUAL REPORT	|	DECEMBER 31, 2022	23

Financial Highlights	(Cont.)

Ratios/Supplemental Data

	ARPS				RVMTP(5)
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per ARPS(3)	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per RVMTP(4)

PIMCO Municipal Income Fund
12/31/2022	$166,700,000	$58,598	$25,000	N/A	$18,200,000	$234,390	$100,000	N/A
12/31/2021	166,700,000	70,665	25,000	N/A	23,300,000	282,660	100,000	N/A
12/31/2020	166,700,000	70,133	25,000	N/A	23,300,000	280,530	100,000	N/A
12/31/2019	166,700,000	70,395	25,000	N/A	23,300,000	281,580	100,000	N/A
12/31/2018	166,700,000	66,868	25,000	N/A	23,300,000	267,440	100,000	N/A

PIMCO Municipal Income Fund II
12/31/2022	$298,275,000	$64,345	$25,000	N/A	$68,700,000	$257,380	$100,000	N/A
12/31/2021	298,275,000	78,363	25,000	N/A	68,700,000	313,450	100,000	N/A
12/31/2020	298,275,000	78,293	25,000	N/A	68,700,000	313,170	100,000	N/A
12/31/2019	298,275,000	78,308	25,000	N/A	68,700,000	313,230	100,000	N/A
12/31/2018	298,275,000	74,285	25,000	N/A	68,700,000	297,110	100,000	N/A
12/31/2017+	367,000,000	76,136	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2016+	367,000,000	74,548	25,000	N/A	N/A	N/A	100,000	N/A
6/1/2015 ‑ 12/31/2015(h)+	367,000,000	76,782	25,000	N/A	N/A	N/A	100,000	N/A
5/31/2015+	367,000,000	75,553	25,000	N/A	N/A	N/A	100,000	N/A
5/31/2014+	367,000,000	74,733	25,000	N/A	N/A	N/A	100,000	N/A
5/31/2013+	367,000,000	75,501	25,000	N/A	N/A	N/A	100,000	N/A

PIMCO Municipal Income Fund III
12/31/2022	$154,700,000	$60,383	$25,000	N/A	$34,300,000	$241,530	$100,000	N/A
12/31/2021	154,700,000	75,200	25,000	N/A	34,300,000	300,800	100,000	N/A
12/31/2020	154,700,000	74,833	25,000	N/A	34,300,000	299,330	100,000	N/A
12/31/2019	154,700,000	74,565	25,000	N/A	34,300,000	298,260	100,000	N/A
12/31/2018	154,700,000	70,693	25,000	N/A	34,300,000	282,740	100,000	N/A

PIMCO California Municipal Income Fund
12/31/2022	$120,625,000	$58,655	$25,000	N/A	$24,400,000	$234,620	$100,000	N/A
12/31/2021	120,625,000	69,408	25,000	N/A	29,300,000	277,630	100,000	N/A
12/31/2020	120,625,000	69,948	25,000	N/A	29,300,000	279,790	100,000	N/A
12/31/2019	120,625,000	69,580	25,000	N/A	29,300,000	278,320	100,000	N/A
12/31/2018	120,625,000	66,725	25,000	N/A	29,300,000	266,870	100,000	N/A

PIMCO California Municipal Income Fund II
12/31/2022	$128,675,000	$58,680	$25,000	N/A	$27,500,000	$234,720	$100,000	N/A
12/31/2021	128,675,000	69,970	25,000	N/A	34,300,000	279,880	100,000	N/A
12/31/2020	128,675,000	70,035	25,000	N/A	34,300,000	280,140	100,000	N/A
12/31/2019	128,675,000	69,188	25,000	N/A	34,300,000	276,750	100,000	N/A
12/31/2018	128,675,000	65,675	25,000	N/A	34,300,000	262,670	100,000	N/A

PIMCO California Municipal Income Fund III
12/31/2022	$97,875,000	$59,578	$25,000	N/A	$27,100,000	$238,310	$100,000	N/A
12/31/2021	97,875,000	70,755	25,000	N/A	27,100,000	283,020	100,000	N/A
12/31/2020	97,875,000	71,063	25,000	N/A	27,100,000	284,250	100,000	N/A
12/31/2019	97,875,000	70,545	25,000	N/A	27,100,000	282,180	100,000	N/A
12/31/2018	97,875,000	67,188	25,000	N/A	27,100,000	268,720	100,000	N/A

PIMCO New York Municipal Income Fund
12/31/2022	$41,025,000	$66,640	$25,000	N/A	N/A	N/A	$100,000	N/A
12/31/2021	41,025,000	83,005	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2020	41,025,000	82,318	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2019	41,025,000	82,875	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2018	41,025,000	78,545	25,000	N/A	N/A	N/A	100,000	N/A

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

	ARPS				RVMTP(5)
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per ARPS(3)	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per RVMTP(4)

PIMCO New York Municipal Income Fund II
12/31/2022	$58,000,000	$56,845	$25,000	N/A	$14,900,000	$227,380	$100,000	N/A
12/31/2021	58,000,000	66,323	25,000	N/A	21,000,000	265,290	100,000	N/A
12/31/2020	58,000,000	65,730	25,000	N/A	21,000,000	262,920	100,000	N/A
12/31/2019	58,000,000	66,003	25,000	N/A	21,000,000	264,010	100,000	N/A
12/31/2018	58,000,000	62,655	25,000	N/A	21,000,000	250,600	100,000	N/A

PIMCO New York Municipal Income Fund III
12/31/2022	$29,450,000	$57,425	$25,000	N/A	N/A	N/A	$100,000	N/A
12/31/2021	29,450,000	69,808	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2020	29,450,000	69,493	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2019	29,450,000	70,100	25,000	N/A	N/A	N/A	100,000	N/A
12/31/2018	29,450,000	66,985	25,000	N/A	N/A	N/A	100,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+
Unaudited. Information is presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2 (“Short Form N-2”).

*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)	Auction Rate Preferred Shareholders (“ARPS”). See Note 13, Auction Rate Preferred Shares, in the Notes to Financial Statements for more information.
(d)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(e)
Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(f)
Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(g)
Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, interest paid to RVMTP shareholders and the amortization of debt issuance costs of RVMTP Shares. See Note 5, Borrowings and Other Financing Transactions and Note 13, Remarketable Variable Rate MuniFund Term Preferred Shares in the Notes to Financial Statements for more information.

(h)	Fiscal year end changed from May 31st to December 31st.
(i)
Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

[1]
“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by ARPS or RVMTP, bears to the aggregate of the involuntary liquidation preference of ARPS or RVMTP, expressed as a dollar amount per ARPS or RVMTP.

[2]
“Involuntary Liquidating Preference” means the amount to which a holder of ARPS or RVMTP would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

[3]
The ARPS have no readily ascertainable market value. Auctions for the ARPS have failed since February 2008, there is currently no active trading market for the ARPS and the Fund is not able to reliably estimate what their value would be in a third-party market sale. The liquidation value of the ARPS represents its liquidation preference, which approximates fair value of the shares less any accumulated unpaid dividends. See Note 13, Auction Rate Preferred Shares, in the Notes to Financial Statements for more information.

[4]
The RVMTP have no readily ascertainable market value. The liquidation value of the RVMTP represents its liquidation preference, which approximates fair value of the shares less any unamortized debt issuance costs. See Note 13, Remarketable Variable Rate MuniFund Term Preferred Shares, in the Notes to Financial Statements for more information.

[5]	Prior to July 14, 2021, RVMTP Shares were VMTP Shares. See Note 13, Remarketable Variable Rate MuniFund Term Preferred Shares.

ANNUAL REPORT	|	DECEMBER 31, 2022	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund

Assets:

Investments, at value
Investments in securities*	$448,436	$1,016,189	$477,890	$349,222
Cash	0	1	1	0
Receivable for investments sold	0	0	0	0
Interest and/or dividends receivable	5,189	11,625	5,611	4,471
Other assets	52	85	52	108
Total Assets	453,677	1,027,900	483,554	353,801

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$17,170	$77,027	$22,780	$11,686
Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value**	18,168	68,642	34,262	24,365
Payable for investments purchased	1,032	1,032	2,063	0
Distributions payable to common shareholders	1,412	3,894	1,536	1,233
Distributions payable to auction rate preferred shareholders	160	286	147	161
Accrued management fees	280	594	295	220
Other liabilities	48	111	57	49
Total Liabilities	38,270	151,586	61,140	37,714

Auction Rate Preferred Shares^	166,700	298,275	154,700	120,625

Net Assets Applicable to Common Shareholders	$248,707	$578,039	$267,714	$195,462

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$0	$1	$0	$0
Paid in capital in excess of par	289,051	678,820	315,224	223,219
Distributable earnings (accumulated loss)	(40,344)	(100,782)	(47,510)	(27,757)

Net Assets Applicable to Common Shareholders	$248,707	$578,039	$267,714	$195,462

Net Asset Value Per Common Share(a)	$9.51	$8.76	$8.02	$10.31

Common Shares Outstanding	26,148	65,990	33,386	18,967

Auction Rate Preferred Shares Issued and Outstanding	7	12	6	5

Cost of investments in securities	$467,255	$1,054,834	$500,040	$359,853

* Includes repurchase agreements of:	$3,280	$1,357	$2,409	$3,434

** Includes unamortized debt issuance cost of	$32	$58	$38	$35

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 par value and $25,000 liquidation preference per share)
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

PIMCO California Municipal Income Fund II	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund	PIMCO New York Municipal Income Fund II	PIMCO New York Municipal Income Fund III

$374,720	$304,904	$114,960	$164,831	$67,705
1	0	1	1	0
0	0	20	1,032	10
4,363	3,733	1,118	1,859	764
28	30	13	14	9
379,112	308,667	116,112	167,737	68,488

$10,955	$9,574	$5,480	$0	$0
27,462	27,066	0	14,869	0
0	0	762	1,269	507
1,032	853	330	449	204
124	81	41	57	34
236	195	77	112	53
47	51	0	44	0
39,856	37,820	6,690	16,800	798

128,675	97,875	41,025	58,000	29,450

$210,581	$172,972	$68,397	$92,937	$38,240

$0	$0	$0	$0	$0
233,986	195,267	82,480	112,308	45,458
(23,405)	(22,295)	(14,083)	(19,371)	(7,218)

$210,581	$172,972	$68,397	$92,937	$38,240

$6.53	$7.70	$8.70	$8.29	$6.66

32,246	22,461	7,861	11,209	5,746

5	4	2	2	1

$380,873	$313,953	$120,998	$172,260	$70,315

$1,323	$1,566	$153	$859	$2,639

$38	$34	$0	$31	$0

ANNUAL REPORT	|	DECEMBER 31, 2022	27

Statements of Operations

Year Ended December 31, 2022
(Amounts in thousands†)	PIMCO Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund

Investment Income:

Interest	$22,450	$49,629	$24,425	$16,172
Total Income	22,450	49,629	24,425	16,172

Expenses:

Management fees	3,298	6,839	3,464	2,569
Trustee fees and related expenses	33	75	35	26
Interest expense	1,156	3,973	1,629	1,120
Auction agent fees and commissions	154	272	125	102
Auction rate preferred shares related expenses	25	23	41	25
Miscellaneous expense	7	14	7	5
Total Expenses	4,673	11,196	5,301	3,847

Net Investment Income (Loss)	17,777	38,433	19,124	12,325

Net Realized Gain (Loss):

Investments in securities	(18,654)	(49,732)	(22,757)	(17,271)

Net Realized Gain (Loss)	(18,654)	(49,732)	(22,757)	(17,271)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(78,341)	(168,223)	(87,689)	(48,923)

Net Change in Unrealized Appreciation (Depreciation)	(78,341)	(168,223)	(87,689)	(48,923)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(79,218)	$(179,522)	$(91,322)	$(53,869)

Distributions on Auction Rate Preferred Shares from Net Investment Income and/or Realized Capital Gains	$(3,548)	$(6,348)	$(3,291)	$(2,654)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(82,766)	$(185,870)	$(94,613)	$(56,523)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO California Municipal Income Fund II	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund	PIMCO New York Municipal Income Fund II	PIMCO New York Municipal Income Fund III

$16,783	$14,117	$4,887	$7,290	$3,145
16,783	14,117	4,887	7,290	3,145

2,773	2,238	905	1,337	622
28	22	8	13	4
1,120	994	189	568	61
142	78	35	52	23
25	41	1	25	14
5	4	2	3	1
4,093	3,377	1,140	1,998	725

12,690	10,740	3,747	5,292	2,420

(15,771)	(13,379)	(6,413)	(7,103)	(4,298)

(15,771)	(13,379)	(6,413)	(7,103)	(4,298)

(64,772)	(41,145)	(19,399)	(29,274)	(9,675)

(64,772)	(41,145)	(19,399)	(29,274)	(9,675)

$(67,853)	$(43,784)	$(22,065)	$(31,085)	$(11,553)

$(2,738)	$(2,094)	$(879)	$(1,226)	$(628)

$(70,591)	$(45,878)	$(22,944)	$(32,311)	$(12,181)

ANNUAL REPORT	|	DECEMBER 31, 2022	29

Statements of Changes in Net Assets

	PIMCO Municipal Income Fund		PIMCO Municipal Income Fund II

(Amounts in thousands†)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$17,777	$18,394	$38,433	$41,674
Net realized gain (loss)	(18,654)	1,621	(49,732)	1,889
Net change in unrealized appreciation (depreciation)	(78,341)	(163)	(168,223)	(2,294)

Net Increase (Decrease) in Net Assets Resulting from Operations	(79,218)	19,852	(179,522)	41,269

Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(3,548)	(172)	(6,348)	(294)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(82,766)	19,680	(185,870)	40,975

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(16,905)	(16,840)	(38,324)	(44,718)
Tax basis return of capital	0	0	(6,891)	0

Total Distributions to Common Shareholders(a)	(16,905)	(16,840)	(45,215)	(44,718)

Common Share Transactions*:

Net proceeds from at‑the‑market offering	0	0	20,978	0
Issued as reinvestment of distributions	1,316	1,202	4,830	4,732

Total increase (decrease) in net assets applicable to common shareholders	(98,355)	4,042	(205,277)	989

Net Assets Applicable to Common Shareholders:

Beginning of year	347,062	343,020	783,316	782,327
End of year	$248,707	$347,062	$578,039	$783,316

* Common Share Transactions:

Shares sold	0	0	2,216	0
Shares issued as reinvestment of distributions	120	87	456	339

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Municipal Income Fund III		PIMCO California Municipal Income Fund		PIMCO California Municipal Income Fund II		PIMCO California Municipal Income Fund III

Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$19,124	$19,606	$12,325	$13,473	$12,690	$12,957	$10,740	$11,577
(22,757)	652	(17,271)	330	(15,771)	168	(13,379)	374
(87,689)	(195)	(48,923)	(2,908)	(64,772)	(1,478)	(41,145)	(3,580)

(91,322)	20,063	(53,869)	10,895	(67,853)	11,647	(43,784)	8,371

(3,291)	(154)	(2,654)	(121)	(2,738)	(127)	(2,094)	(96)

(94,613)	19,909	(56,523)	10,774	(70,591)	11,520	(45,878)	8,275

(18,392)	(18,331)	(11,443)	(14,739)	(11,735)	(12,353)	(10,233)	(10,215)
0	0	(3,671)	0	(634)	0	0	0

(18,392)	(18,331)	(15,114)	(14,739)	(12,369)	(12,353)	(10,233)	(10,215)

0	0	0	0	0	0	0	0
1,198	1,202	778	725	376	407	350	402

(111,807)	2,780	(70,859)	(3,240)	(82,584)	(426)	(55,761)	(1,538)

379,521	376,741	266,321	269,561	293,165	293,591	228,733	230,271
$267,714	$379,521	$195,462	$266,321	$210,581	$293,165	$172,972	$228,733

0	0	0	0	0	0	0	0
130	101	52	42	55	44	42	38

ANNUAL REPORT	|	DECEMBER 31, 2022	31

Statements of Changes in Net Assets	(Cont.)

	PIMCO New York Municipal Income Fund		PIMCO New York Municipal Income Fund II		PIMCO New York Municipal Income Fund III

(Amounts in thousands†)	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,747	$4,198	$5,292	$5,418	$2,420	$2,516
Net realized gain (loss)	(6,413)	(368)	(7,103)	(388)	(4,298)	(13)
Net change in unrealized appreciation (depreciation)	(19,399)	1,041	(29,274)	2,106	(9,675)	267

Net Increase (Decrease) in Net Assets Resulting from Operations	(22,065)	4,871	(31,085)	7,136	(11,553)	2,770

Distributions on auction rate preferred shares from net investment income and/or realized capital gains	(879)	(40)	(1,226)	(57)	(628)	(29)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(22,944)	4,831	(32,311)	7,079	(12,181)	2,741

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(3,155)	(3,951)	(5,385)	(5,380)	(1,858)	(2,441)
Tax basis return of capital	(804)	0	0	0	(587)	0

Total Distributions to Common Shareholders(a)	(3,959)	(3,951)	(5,385)	(5,380)	(2,445)	(2,441)

Common Share Transactions*:

Receipts for shares sold	0	0	0	0	0	0
Issued as reinvestment of distributions	110	251	52	173	80	72

Total increase (decrease) in net assets applicable to common shareholders	(26,793)	1,131	(37,644)	1,872	(14,546)	372

Net Assets Applicable to Common Shareholders:

Beginning of year	95,190	94,059	130,581	128,709	52,786	52,414
End of year	$68,397	$95,190	$92,937	$130,581	$38,240	$52,786

* Common Share Transactions:
Shares sold	0	0	0	0	0	0
Shares issued as reinvestment of distributions	11	21	6	14	10	8

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended December 31, 2022

(Amounts in thousands†)	PIMCO Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(79,218)	$(179,522)	$(91,322)	$(53,869)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(236,603)	(541,501)	(234,487)	(161,721)
Proceeds from sales of long-term securities	285,609	655,029	304,619	220,832
(Purchases) Proceeds from sales of short-term portfolio investments, net	4,431	19,955	(3,040)	(4,076)
(Increase) decrease in receivable for investments sold	0	0	0	0
(Increase) decrease in interest and/or dividends receivable	736	1,675	959	724
(Increase) decrease in other assets	2	855	11	3
Increase (decrease) in payable for investments purchased	1,032	1,032	2,063	0
Increase (decrease) in accrued management fees	(62)	(118)	(67)	(45)
Increase (decrease) in other liabilities	(392)	(113)	(512)	(373)
Net Realized (Gain) Loss
Investments in securities	18,654	49,732	22,757	17,271
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	78,341	168,223	87,689	48,923
Net amortization (accretion) on investments	(1,326)	(1,292)	(1,206)	674
Amortization of debt issuance cost	12	13	13	13

Net Cash Provided by (Used for) Operating Activities	71,216	173,968	87,477	68,356

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	0	20,978	0	0
Cash distributions paid to common shareholders*	(15,582)	(40,227)	(17,188)	(14,332)
Cash distributions paid to auction rate preferred shareholders	(3,392)	(6,068)	(3,147)	(2,496)
Proceeds from tender option bond transactions	57,073	142,932	66,284	21,170
Payments on tender option bond transactions	(104,223)	(291,607)	(133,437)	(67,808)
Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares Net	(5,092)	24	12	(4,890)

Net Cash Received from (Used for) Financing Activities	(71,216)	(173,968)	(87,476)	(68,356)

Net Increase (Decrease) in Cash and Foreign Currency	0	0	1	0

Cash and Foreign Currency:

Beginning of year	0	1	0	0
End of year	$0	$1	$1	$0

*Reinvestment of distributions to common shareholders	$1,316	$4,830	$1,198	$778

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$1,087	$3,558	$1,538	$1,113

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	DECEMBER 31, 2022	33

Statements of Cash Flows	(Cont.)

Year Ended December 31, 2022

(Amounts in thousands†)	PIMCO California Municipal Income Fund II	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund	PIMCO New York Municipal Income Fund II

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(67,853)	$(43,784)	$(22,065)	$(31,085)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(151,485)	(135,478)	(80,883)	(92,455)
Proceeds from sales of long-term securities	189,981	171,175	99,227	111,084
(Purchases) Proceeds from sales of short-term portfolio investments, net	(820)	903	1,111	3,565
(Increase) decrease in receivable for investments sold	0	0	(20)	(1,032)
(Increase) decrease in interest and/or dividends receivable	563	456	206	91
(Increase) decrease in other assets	(1)	(1)	799	0
Increase (decrease) in payable for investments purchased	0	0	762	1,269
Increase (decrease) in accrued management fees	(54)	(33)	(18)	(28)
Increase (decrease) in other liabilities	(314)	(291)	(42)	(550)
Net Realized (Gain) Loss
Investments in securities	15,771	13,379	6,413	7,103
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	64,772	41,145	19,399	29,274
Net amortization (accretion) on investments	196	456	432	522
Amortization of debt issuance cost	12	13	0	12

Net Cash Provided by (Used for) Operating Activities	50,768	47,940	25,321	27,770

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	0	0	0	0
Cash distributions paid to common shareholders*	(11,991)	(9,882)	(3,849)	(5,333)
Cash distributions paid to auction rate preferred shareholders	(2,617)	(2,015)	(839)	(1,170)
Proceeds from tender option bond transactions	15,800	17,015	16,538	15,172
Payments on tender option bond transactions	(45,173)	(53,067)	(37,170)	(30,347)
Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares Net	(6,787)	9	0	(6,092)

Net Cash Received from (Used for) Financing Activities	(50,768)	(47,940)	(25,320)	(27,770)

Net Increase (Decrease) in Cash and Foreign Currency	0	0	1	0

Cash and Foreign Currency:

Beginning of year	1	0	0	1
End of year	$1	$0	$1	$1

*Reinvestment of distributions to common shareholders	$376	$350	$110	$52

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$1,075	$983	$188	$564

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Municipal Income Fund	December 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 180.3%

MUNICIPAL BONDS & NOTES 179.0%

ALABAMA 5.5%

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (d)	$10,000	$10,216
6.500% due 10/01/2053	750	801

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	1,282	1,160
5.250% due 05/01/2044	1,575	1,386

		13,563

ALASKA 0.5%

Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^(b)	900	2

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	1,080	1,136

		1,138

ARIZONA 4.2%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2049	900	521
5.000% due 01/01/2043	550	312
5.500% due 01/01/2054	1,500	819

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	1,100	770

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2055	1,100	940

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2044	3,500	3,301

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2049	2,295	2,103
5.000% due 07/01/2049	1,700	1,753

		10,519

ARKANSAS 1.2%

Arkansas Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2036 (c)	5,500	3,091

CALIFORNIA 6.6%

Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	3,000	3,119

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	1,150	1,151

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	2,000	1,737

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2045	1,000	1,077

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	2,500	291

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	1,000	1,028

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2030	1,405	1,536

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2021
4.000% due 12/01/2046	$1,385	$1,311

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	2,000	1,959

M‑S‑R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	1,770	1,960

Morongo Band of Mission Indians, California Revenue Bonds, Series 2018
5.000% due 10/01/2042	500	500

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2021
4.000% due 10/01/2048	675	642

		16,311

COLORADO 7.5%

Colorado Health Facilities Authority Revenue Bonds, Series 2018
4.000% due 11/15/2048	10,000	9,094

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 01/01/2040	2,200	2,177
4.000% due 08/01/2049	2,000	1,680

Colorado International Center Metropolitan District No 7 General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (d)	715	369

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043	1,015	971

Denver, Colorado Airport System City & County Revenue Bonds, Series 2022
5.000% due 11/15/2029	1,000	1,082

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	1,000	965

Harvest Crossing Metropolitan District No 4, Colorado General Obligation Bonds, Series 2022
7.250% due 12/01/2052	1,250	1,174

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	587

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	500	417

		18,516

CONNECTICUT 0.9%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2035	2,000	2,247

DELAWARE 2.1%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
0.000% due 07/01/2037	4,940	4,437
7.120% due 07/01/2037	870	840

		5,277

DISTRICT OF COLUMBIA 1.1%

District of Columbia Revenue Bonds, Series 2022
5.500% due 02/29/2036	1,625	1,738

Metropolitan Washington Airports Authority Dulles Toll Road, District of Columbia Revenue Bonds, Series 2019
4.000% due 10/01/2049	1,250	1,082

		2,820

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 4.9%

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2050	$1,650	$1,397

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,000	965
4.000% due 07/01/2046	1,000	935

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2049	2,500	2,272

Pasco County, Florida Water & Sewer Revenue Bonds, Series 2014
4.000% due 10/01/2044	1,000	975

Pompano Beach, Florida Revenue Bonds, Series 2020
4.000% due 09/01/2050	1,500	1,149

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,000	1,069

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	1,400	1,220

Tampa, Florida Revenue Bonds, Series 2016
4.000% due 11/15/2046	2,500	2,286

		12,268

GEORGIA 5.7%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
6.750% due 01/01/2035 ^(b)	1,600	848

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
4.125% due 11/01/2045	2,000	1,712

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2043	2,000	2,001

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	9,000	8,713

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
5.000% due 07/01/2052	1,000	986

		14,260

HAWAII 0.6%

City & County Honolulu, Hawaii Wastewater System Revenue Bonds, Series 2018
4.000% due 07/01/2042	1,485	1,456

ILLINOIS 18.2%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2046	3,000	2,857

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2048	3,000	3,065

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2055	2,330	2,348

Chicago, Illinois General Obligation Bonds, Series 2003
5.500% due 01/01/2034	1,750	1,784

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,400	2,427

Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	6,700	6,853
5.500% due 01/01/2034	2,300	2,345

Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2028	2,000	2,088

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037 ^(b)	945	425

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	35

Schedule of Investments	PIMCO Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2035	$1,000	$907

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	2,000	1,934

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2027	9,500	9,824

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (c)	6,500	2,164

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM/CR Insured), Series 2017
0.000% due 12/15/2056 (c)	2,445	443

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM/CR/NPFGC Insured), Series 2002
0.000% due 12/15/2040 (c)	2,000	856

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2012
0.000% due 12/15/2051 (c)	2,500	532

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
0.000% due 06/15/2036 (c)	1,000	526

Regional Transportation Authority, Illinois Revenue Bonds, Series 2018
5.000% due 06/01/2038 (e)	3,500	3,812

		45,190

INDIANA 1.7%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	1,250	938

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	2,280	2,279

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
4.000% due 11/15/2046	1,000	919

		4,136

IOWA 2.3%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
5.000% due 12/01/2050	2,530	2,364

Iowa Finance Authority Revenue Bonds, Series 2014
5.400% due 11/15/2046 ^	2,562	2,661

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	800	754

		5,779

KANSAS 1.3%

Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^(b)	695	132

University of Kansas Hospital Authority Revenue Bonds, Series 2015
4.000% due 09/01/2040 (e)	3,085	3,040

		3,172

LOUISIANA 5.0%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2045	3,000	2,866

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045	4,000	3,738

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2042	3,750	3,853

Louisiana Public Facilities Authority Revenue Bonds, Series 2020
4.000% due 04/01/2050	750	693

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	$1,250	$1,333

		12,483

MAINE 1.1%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,009

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2045	2,000	1,809

		2,818

MARYLAND 0.2%

Maryland Economic Development Corp. Revenue Bonds, Series 2020
4.000% due 07/01/2040	500	456

MASSACHUSETTS 3.2%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	1,000	982

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2045	3,000	3,189

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	1,000	1,000

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.250% due 02/15/2048 (e)	2,500	2,657

		7,828

MICHIGAN 4.8%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q‑SBLF Insured), Series 2001
6.000% due 05/01/2029	1,405	1,546

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
4.000% due 04/15/2042	1,000	932

Michigan Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2031 (e)	1,200	1,303

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 02/15/2047	3,500	3,208
4.000% due 12/01/2048	2,000	1,813

Michigan Finance Authority Revenue Bonds, Series 2021
5.000% due 12/01/2046 (e)	2,328	2,353

Michigan Finance Authority Revenue Notes, Series 2021
5.000% due 06/01/2027 (e)	72	79

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2058 (c)	15,000	589

		11,823

MINNESOTA 0.8%

Duluth Economic Development Authority Health Care Facilities, Minnesota Revenue Bonds, Series 2022
5.250% due 06/15/2047	500	507

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	1,500	1,434

		1,941

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 1.7%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2018
4.000% due 11/15/2048	$3,000	$2,677

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2039	600	587

Missouri Development Finance Board Revenue Bonds, Series 2022
5.250% due 05/01/2055	1,000	1,072

		4,336

NEVADA 2.0%

Clark County, Nevada General Obligation Bonds, Series 2018
4.000% due 07/01/2044 (e)	4,200	4,037

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	10,500	1,018

		5,055

NEW JERSEY 11.1%

Cherry Hill Township School District, New Jersey General Obligation Bonds, Series 2022
4.000% due 08/01/2040	2,600	2,566

Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019
3.870% due 11/15/2035 (f)	2,983	2,717

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.000% due 06/15/2041	2,500	2,541

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	2,050	2,039

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,014

New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (c)	1,500	918

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2044	2,000	2,035
5.250% due 06/15/2043	1,000	1,039

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2037	3,000	3,203

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	1,500	1,567

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2017
5.000% due 01/01/2049	250	250

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000	1,050
5.000% due 06/01/2046	6,000	5,737

		27,676

NEW YORK 22.1%

Battery Park City Authority, New York Revenue Bonds, Series 2019
3.600% due 11/01/2038	2,485	2,485

Build NYC Resource Corp., New York Revenue Bonds, Series 2023
5.250% due 07/01/2052 (a)	1,000	1,017

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
4.000% due 11/15/2049	4,000	3,593

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2020
5.250% due 11/15/2055	2,000	2,002

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2021
5.000% due 01/01/2058	$2,867	$1,402

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 05/01/2045	1,000	935

New York City, New York General Obligation Bonds, Series 2018
5.000% due 12/01/2037	750	809
5.000% due 04/01/2045	2,300	2,414

New York City, New York General Obligation Bonds, Series 2019
5.000% due 08/01/2039	1,000	1,068

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2022
5.000% due 06/15/2047	4,000	4,300

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.500% due 11/01/2045	2,000	2,252

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	10,000	10,995

New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	3,000	3,327

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,000	911

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047	1,500	1,404

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 02/15/2040	1,250	1,216

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (f)	1,500	1,340

New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2019
4.000% due 01/01/2053	460	413

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2050	575	523

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2047	2,000	1,878

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2043	1,500	1,426

New York State Urban Development Corp. Revenue Bonds, Series 2021
4.000% due 03/15/2047	2,750	2,586

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
4.000% due 06/01/2050	1,500	1,254

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
4.000% due 05/15/2057	2,750	2,568

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
5.000% due 05/15/2051	2,635	2,790

		54,908

NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(b)	850	467

OHIO 4.5%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2042	1,000	932

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	$36,500	$4,191

Montgomery County, Ohio Dayton Children’s Hospital Revenue Bonds, Series 2021
4.000% due 08/01/2046	2,250	2,075

Ohio Air Quality Development Authority Dayton Power And Light Company Project Revenue Bonds , Series 2015
4.250% due 11/01/2040	2,000	1,997

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2050	1,250	1,334

Southern Ohio Port Authority Revenue Notes, Series 2020
6.500% due 12/01/2030	1,000	753

		11,282

OKLAHOMA 0.2%

Oklahoma Development Finance Authority Revenue Bonds, Series 2021
8.000% due 12/01/2041	750	586

OREGON 1.9%

Columbia County, Oregon School District No 502 General Obligation Bonds, Series 2020
5.000% due 06/15/2045	2,000	2,148

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
4.000% due 08/15/2050	1,500	1,342

Salem Hospital Facility Authority, Oregon Revenue Bonds, Series 2022
4.000% due 05/15/2047	875	665

Washington & Multnomah Counties School District No 48J Beaverton, Oregon General Obligation Bonds, Series 2022
0.000% due 06/15/2048 (c)	2,310	662

		4,817

PENNSYLVANIA 6.9%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	800	442

Pennsylvania Economic Development Financing Authority Revenue Bonds, (AGM Insured), Series 2022
5.750% due 12/31/2062	3,000	3,146

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.400% due 12/01/2038 ^(b)	1,150	575

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	1,500	1,702

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
4.000% due 02/15/2041	1,750	1,605

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	1,100	1,142

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	4,250	4,449

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
5.000% due 12/01/2046	1,250	1,320
5.000% due 12/01/2051	1,750	1,837

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	1,000	886

		17,104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 7.1%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (c)	$28,000	$1,738

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (c)	3,908	1,714
0.000% due 11/01/2051 (c)	2,815	1,028

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	1,700	1,336

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (c)	139	129
5.625% due 07/01/2027	900	918

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2032 (c)	79	47
0.000% due 07/01/2053 (d)	1,215	675
5.000% due 07/01/2062	122	112

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	9,650	2,390
0.000% due 07/01/2051 (c)	10,000	1,813

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	6,485	5,643

		17,543

RHODE ISLAND 0.9%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	1,205	1,212
5.000% due 06/01/2050	1,000	990

		2,202

SOUTH CAROLINA 2.5%

South Carolina Public Service Authority Revenue Obligations Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,021
5.500% due 12/01/2053	1,100	1,107

		6,128

TENNESSEE 4.6%

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	1,000	748

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	700	598

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	5,000	5,122
5.250% due 09/01/2024	5,000	5,077

		11,545

TEXAS 17.6%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	590	388
12.000% due 12/01/2045	1,000	864

Austin, Texas Airport System Revenue Bonds, Series 2022
5.000% due 11/15/2042	1,075	1,117

Austin, Texas Electric Utility Revenue Bonds, Series 2019
5.000% due 11/15/2044	1,500	1,597

Board of Regents of the University of Texas System Revenue Bonds, Series 2022
4.000% due 08/15/2052	2,500	2,393

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	37

Schedule of Investments	PIMCO Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2036 (c)	$1,250	$681
0.000% due 08/15/2037 (c)	3,500	1,787

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	1,000	1,015

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
5.000% due 11/01/2038	1,750	1,910

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	5,500	5,586

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2021
3.700% due 10/01/2041	5,000	5,000

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	825	597

North Texas Tollway Authority Revenue Bonds, Series 2017
4.000% due 01/01/2043	1,500	1,413
5.000% due 01/01/2048	1,250	1,280

Rockwall Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
5.000% due 02/15/2052	4,000	4,308

San Jacinto College District, Texas General Obligation Bonds, Series 2019
5.000% due 02/15/2044	1,000	1,075

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2047	500	503

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2051	1,380	1,435

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	3,500	3,554

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	3,580	3,769

Texas Water Development Board Revenue Bonds, Series 2022
5.000% due 10/15/2057	2,380	2,566

West Harris County, Texas Regional Water Authority Revenue Bonds, (BAM Insured), Series 2021
4.000% due 12/15/2060	1,160	1,006

		43,844

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. VIRGIN ISLANDS 1.0%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2039	$2,420	$2,427

UTAH 2.9%

County of Salt Lake, Utah Revenue Bonds, (AMBAC Insured), Series 2001
5.125% due 02/15/2033	7,000	7,284

VIRGINIA 3.8%

Virginia Commonwealth Transportation Board Revenue Bonds, Series 2018
4.000% due 05/15/2041 (e)	3,850	3,844

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (c)	23,000	1,111
5.000% due 07/01/2034	1,500	1,417

Virginia Small Business Financing Authority Revenue Bonds, Series 2020
4.000% due 12/01/2049	3,400	3,064

		9,436

WASHINGTON 0.7%

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
4.000% due 07/01/2058	2,155	1,779

WEST VIRGINIA 1.4%

Monongalia County, West Virginia Commission Special District Revenue Bonds, Series 2017
5.500% due 06/01/2037	1,000	1,007

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040	2,500	2,525

		3,532

WISCONSIN 6.5%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
7.000% due 01/01/2050	2,500	2,721

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	3,000	1,845

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2060 (c)	$7,500	$356

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 03/31/2056	1,100	831
4.000% due 07/01/2056	500	388

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2050 (c)	10,000	2,454

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	695	717

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (e)	2,000	1,952

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 04/01/2044	3,000	3,147

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2022
4.000% due 12/01/2051	1,920	1,702

		16,113

Total Municipal Bonds & Notes (Cost $463,975)		445,156

SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (g) 1.3%
		3,280

Total Short-Term Instruments (Cost $3,280)		3,280

Total Investments in Securities (Cost $467,255)		448,436

Total Investments 180.3% (Cost $467,255)		$448,436

Auction Rate Preferred Shares (67.0)%		(166,700)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (7.3)%		(18,168)

Other Assets and Liabilities, net (6.0)%		(14,861)

Net Assets Applicable to Common Shareholders 100.0%		$248,707

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.

(e)
Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019	3.870%	11/15/2035	10/26/2020	$ 3,414	$2,717	1.09%
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200	11/01/2054	11/18/2021	1,693	1,340	0.54

				$ 5,107	$4,057	1.63%

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$3,280	U.S. Treasury Bills 0.000% due 06/29/2023	$(3,346)	$3,280	$3,280

Total Repurchase Agreements						$(3,346)	$3,280	$3,280

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,280	$0	$0	$3,280	$(3,346)	$(66)

Total Borrowings and Other Financing Transactions	$3,280	$0	$0

(1)	Includes accrued interest.
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$13,563	$0	$13,563
Alaska	0	1,138	0	1,138
Arizona	0	10,519	0	10,519
Arkansas	0	3,091	0	3,091
California	0	16,311	0	16,311
Colorado	0	18,516	0	18,516
Connecticut	0	2,247	0	2,247
Delaware	0	5,277	0	5,277
District of Columbia	0	2,820	0	2,820
Florida	0	12,268	0	12,268
Georgia	0	14,260	0	14,260
Hawaii	0	1,456	0	1,456
Illinois	0	45,190	0	45,190
Indiana	0	4,136	0	4,136
Iowa	0	5,779	0	5,779
Kansas	0	3,172	0	3,172
Louisiana	0	12,483	0	12,483
Maine	0	2,818	0	2,818
Maryland	0	456	0	456
Massachusetts	0	7,828	0	7,828
Michigan	0	11,823	0	11,823
Minnesota	0	1,941	0	1,941
Missouri	0	4,336	0	4,336

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Nevada	$0	$5,055	$0	$5,055
New Jersey	0	27,676	0	27,676
New York	0	54,908	0	54,908
North Dakota	0	467	0	467
Ohio	0	11,282	0	11,282
Oklahoma	0	586	0	586
Oregon	0	4,817	0	4,817
Pennsylvania	0	17,104	0	17,104
Puerto Rico	0	17,543	0	17,543
Rhode Island	0	2,202	0	2,202
South Carolina	0	6,128	0	6,128
Tennessee	0	11,545	0	11,545
Texas	0	43,844	0	43,844
U.S. Virgin Islands	0	2,427	0	2,427
Utah	0	7,284	0	7,284
Virginia	0	9,436	0	9,436
Washington	0	1,779	0	1,779
West Virginia	0	3,532	0	3,532
Wisconsin	0	16,113	0	16,113
Short-Term Instruments
Repurchase Agreements	0	3,280	0	3,280

Total Investments	$0	$448,436	$0	$448,436

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	39

Schedule of Investments	PIMCO Municipal Income Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 175.8%

MUNICIPAL BONDS & NOTES 175.6%

ALABAMA 6.8%

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (d)	$14,750	$15,069
6.500% due 10/01/2053	18,000	19,228

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	2,564	2,321
5.250% due 05/01/2044	3,300	2,903

		39,521

ALASKA 0.4%

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	2,450	2,576

ARIZONA 9.9%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2033	740	470
4.750% due 01/01/2038	950	544
5.125% due 01/01/2054	1,500	825
5.500% due 01/01/2054	1,500	819

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	2,500	1,750

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2055	2,400	2,051

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2044	7,700	7,263

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2049	5,210	4,774
5.000% due 07/01/2049	3,000	3,093

Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2032	12,430	12,999
5.000% due 12/01/2037	22,400	22,797

		57,385

ARKANSAS 0.6%

Arkansas Development Finance Authority Revenue Bonds, Series 2019
4.500% due 09/01/2049	3,450	3,018

Arkansas Development Finance Authority Revenue Bonds, Series 2022
5.450% due 09/01/2052	350	340

		3,358

CALIFORNIA 7.3%

Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	2,000	2,080

California Health Facilities Financing Authority Revenue Bonds, Series 2011
3.100% due 03/01/2047	1,000	1,000

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (e)	12,500	13,125

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	4,000	3,473

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2045	4,000	4,308

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	$7,500	$874

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	2,000	2,055

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2021
4.000% due 12/01/2046	3,435	3,253

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	4,500	4,407

M‑S‑R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,750	2,096

Morongo Band of Mission Indians, California Revenue Bonds, Series 2018
5.000% due 10/01/2042	1,250	1,250

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2021
4.000% due 10/01/2048	1,570	1,494

West Valley-Mission Community College District, California General Obligation Bonds, Series 2022
4.000% due 08/01/2047	3,000	2,911

		42,326

COLORADO 4.8%

Colorado Health Facilities Authority Revenue Bonds, Series 2018
4.000% due 11/15/2048	2,555	2,324

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 01/01/2040	5,300	5,245
4.000% due 08/01/2049	4,000	3,360

Colorado International Center Metropolitan District No 7 General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (d)	1,615	834

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043	3,250	3,108

Denver, Colorado Airport System City & County Revenue Bonds, Series 2022
5.000% due 11/15/2029	2,000	2,163

Denver, Colorado City & County Revenue Bonds, Series 2021
4.000% due 08/01/2042	1,750	1,738

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	2,500	2,413

Harvest Crossing Metropolitan District No 4, Colorado General Obligation Bonds, Series 2022
7.250% due 12/01/2052	3,500	3,286

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	1,430	1,677

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	1,000	834

Third Creek Metropolitan District No 1, Colorado General Obligation Bonds, Series 2022
4.750% due 12/01/2051	775	582

		27,564

CONNECTICUT 1.3%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
4.000% due 05/01/2036	3,500	3,565

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2045	4,450	4,078

		7,643

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DELAWARE 1.0%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
0.000% due 07/01/2037	$5,360	$4,815
7.120% due 07/01/2037	945	912

		5,727

DISTRICT OF COLUMBIA 0.9%

District of Columbia Revenue Bonds, Series 2022
5.500% due 02/28/2037	1,850	1,950

Metropolitan Washington Airports Authority Dulles Toll Road, District of Columbia Revenue Bonds, Series 2019
4.000% due 10/01/2049	3,500	3,030

		4,980

FLORIDA 5.3%

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2043	2,865	3,012

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2050	3,700	3,132

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2048	5,000	4,564
4.000% due 10/01/2049	5,000	4,545

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2022
5.000% due 11/01/2052	2,850	2,853

Pasco County, Florida Water & Sewer Revenue Bonds, Series 2014
4.000% due 10/01/2044	2,500	2,439

Pompano Beach, Florida Revenue Bonds, Series 2020
4.000% due 09/01/2050	3,500	2,682

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,590	1,700

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
5.000% due 08/15/2042 (e)	3,000	3,060

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	1,600	1,394

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2049 (c)	2,600	696
0.000% due 09/01/2053 (c)	2,600	550

		30,627

GEORGIA 6.3%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2044	3,895	3,979

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
6.750% due 01/01/2035 ^(b)	3,750	1,988

Fayette County, Georgia Hospital Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046 (e)	7,000	7,058

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2043	3,500	3,502

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	19,680	19,051

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
5.000% due 07/01/2052	1,000	986

		36,564

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 20.3%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2046	$8,000	$7,618

Chicago O’Hare International Airport, Illinois Revenue Bonds, (AGM Insured), Series 2020
4.000% due 01/01/2039	5,000	4,892
4.000% due 01/01/2040	1,765	1,711

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
4.000% due 01/01/2044	4,500	4,227

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2055	4,840	4,877

Chicago Park District, Illinois General Obligation Bonds, Series 2020
4.000% due 01/01/2036	1,300	1,251

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	10,000	10,175
5.500% due 01/01/2042	1,250	1,264

Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	14,100	14,422
5.500% due 01/01/2034	5,200	5,301

Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2029	2,000	2,089

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037 ^(b)	2,155	970

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2035	2,000	1,814

Illinois State General Obligation Bonds, Series 2017
5.000% due 11/01/2029	1,000	1,025

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	2,175	2,103
5.000% due 05/01/2041	1,500	1,477

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	12,590	12,909
5.000% due 11/01/2027	6,140	6,349

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041 (e)	12,500	12,829

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (c)	10,000	3,330

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM/CR Insured), Series 2017
0.000% due 12/15/2056 (c)	5,540	1,004

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM/CR/NPFGC Insured), Series 2002
0.000% due 12/15/2040 (c)	6,000	2,568

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2012
0.000% due 12/15/2051 (c)	5,000	1,064

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
0.000% due 12/15/2036 (c)	1,750	893
0.000% due 06/15/2037 (c)	1,000	494

Regional Transportation Authority, Illinois Revenue Bonds, Series 2018
5.000% due 06/01/2038 (e)	8,000	8,714

Village of Channahon, Illinois Revenue Bonds, Series 2009
3.650% due 12/01/2034	1,935	1,935

		117,305

INDIANA 1.4%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	2,500	1,877

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	5,170	5,167

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
4.000% due 11/15/2046	$1,000	$919

		7,963

IOWA 1.4%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
5.000% due 12/01/2050	5,715	5,341

Iowa Finance Authority Revenue Bonds, Series 2014
5.400% due 11/15/2046 ^	694	721

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	1,900	1,789

		7,851

KANSAS 0.9%

University of Kansas Hospital Authority Revenue Bonds, Series 2015
4.000% due 09/01/2040 (e)	5,500	5,421

		5,421

LOUISIANA 3.9%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2045	7,000	6,688

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045	7,000	6,540

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2046	5,000	5,114

Louisiana Public Facilities Authority Revenue Bonds, Series 2020
4.000% due 04/01/2050	1,500	1,386

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 10/01/2040	2,800	2,985

		22,713

MAINE 0.8%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	2,715	2,739

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2050	2,000	1,774

		4,513

MARYLAND 1.1%

Maryland Economic Development Corp. Revenue Bonds, Series 2020
4.250% due 07/01/2050	1,400	1,238

Maryland Stadium Authority Revenue Bonds, Series 2016
5.000% due 05/01/2041	5,000	5,383

		6,621

MASSACHUSETTS 1.8%

Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.625% due 10/15/2037 ^(b)	482	72

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	2,500	2,501

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.250% due 02/15/2048 (e)	7,500	7,971

		10,544

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 2.6%

Michigan Finance Authority Hospital Revenue Refunding Bonds, Series 2022
4.000% due 04/15/2042	$2,000	$1,864

Michigan Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2031 (e)	2,600	2,824

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 12/01/2048	4,000	3,626

Michigan Finance Authority Revenue Bonds, Series 2020
4.800% due 09/01/2040	185	152
5.000% due 09/01/2050	300	236

Michigan Finance Authority Revenue Bonds, Series 2021
5.000% due 12/01/2046 (e)	4,947	5,000

Michigan Finance Authority Revenue Notes, Series 2020
4.300% due 09/01/2030	100	90

Michigan Finance Authority Revenue Notes, Series 2021
5.000% due 06/01/2027 (e)	153	168

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2058 (c)	25,000	981

		14,941

MINNESOTA 0.9%

Duluth Economic Development Authority Health Care Facilities, Minnesota Revenue Bonds, Series 2022
5.250% due 06/15/2047	2,000	2,026

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	3,500	3,346

		5,372

MISSISSIPPI 0.0%

Mississippi Development Bank Revenue Bonds, (AMBAC Insured), Series 1999
5.000% due 07/01/2024	40	40

MISSOURI 2.4%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2013
5.000% due 11/15/2044	10,000	10,018

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2037	510	505
5.000% due 02/15/2036	425	452

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2021
4.000% due 07/01/2046	1,000	935

Missouri Development Finance Board Revenue Bonds, Series 2022
5.250% due 05/01/2055	2,000	2,145

		14,055

NEVADA 2.0%

Clark County, Nevada General Obligation Bonds, Series 2018
4.000% due 07/01/2044 (e)	9,500	9,132

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	24,000	2,326

		11,458

NEW JERSEY 9.2%

Cherry Hill Township School District, New Jersey General Obligation Bonds, Series 2022
4.000% due 08/01/2040	6,400	6,316

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	41

Schedule of Investments	PIMCO Municipal Income Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019
3.870% due 11/15/2035 (f)	$6,749	$6,148

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.000% due 06/15/2041	5,000	5,082

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	4,000	4,029

New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (c)	2,500	1,530

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
5.000% due 12/15/2036	1,500	1,572

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2044	3,500	3,561
5.250% due 06/15/2043	4,000	4,157

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2037	6,000	6,406

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	1,500	1,567

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2017
5.000% due 01/01/2049	1,010	1,010

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	12,300	11,760

		53,138

NEW YORK 17.6%

Battery Park City Authority, New York Revenue Bonds, Series 2019
3.600% due 11/01/2038	4,550	4,550

Build NYC Resource Corp., New York Revenue Bonds, Series 2023
5.250% due 07/01/2052 (a)	1,000	1,017

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
4.000% due 11/15/2049	7,000	6,287

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2042	10,000	8,683

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2021
5.000% due 01/01/2058	751	367

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 05/01/2045	2,000	1,871

New York City Water & Sewer System, New York Revenue Bonds, Series 2020
4.000% due 06/15/2050	3,000	2,782

New York City, New York General Obligation Bonds, Series 2018
5.000% due 12/01/2037	2,250	2,426

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2022
5.000% due 06/15/2047	6,000	6,451

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.500% due 11/01/2045	5,000	5,630

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (e)	11,505	12,650

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	9,250	8,424

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047	4,000	3,745

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 02/15/2040	$2,500	$2,432

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (f)	3,500	3,125

New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2019
4.000% due 01/01/2053	1,040	933

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2050	1,305	1,187

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2047	5,375	5,046

New York State Urban Development Corp. Revenue Bonds, Series 2021
4.000% due 03/15/2047	6,250	5,876

Port Authority of New York & New Jersey Revenue Bonds, Series 2017
5.250% due 10/15/2057	3,300	3,443

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
4.000% due 06/01/2050	2,920	2,441

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
4.000% due 05/15/2057	6,000	5,602

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
5.000% due 05/15/2051	6,125	6,486

		101,454

NORTH CAROLINA 0.5%

North Carolina Turnpike Authority Revenue Bonds, Series 2018
4.000% due 01/01/2039	3,000	2,970

NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(b)	1,950	1,073

OHIO 6.4%

Akron Bath Copley Joint Township Hospital District, Ohio Revenue Bonds, Series 2020
4.000% due 11/15/2038	1,500	1,344

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	79,500	9,129
5.000% due 06/01/2055	2,495	2,169

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	11,000	9,994

Montgomery County, Ohio Dayton Children’s Hospital Revenue Bonds, Series 2021
4.000% due 08/01/2046	5,500	5,073

Ohio Air Quality Development Authority Dayton Power And Light Company Project Revenue Bonds , Series 2015
4.250% due 11/01/2040	3,000	2,995

Ohio State Revenue Bonds, Series 2019
4.000% due 01/01/2040	1,500	1,499

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2050	2,500	2,667

Southern Ohio Port Authority Revenue Notes, Series 2020
6.500% due 12/01/2030	2,600	1,957

		36,827

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OKLAHOMA 1.1%

Oklahoma Development Finance Authority Revenue Bonds, Series 2018
5.500% due 08/15/2052	$2,000	$1,830

Oklahoma Development Finance Authority Revenue Bonds, Series 2021
8.000% due 12/01/2041	1,750	1,369

Oklahoma Water Resources Board Revenue Bonds, Series 2020
4.000% due 10/01/2049	3,250	3,153

		6,352

OREGON 0.8%

Columbia County, Oregon School District No 502 General Obligation Bonds, Series 2020
5.000% due 06/15/2045	2,000	2,148

Salem Hospital Facility Authority, Oregon Revenue Bonds, Series 2022
4.000% due 05/15/2057	1,000	709

Washington & Multnomah Counties School District No 48J Beaverton, Oregon General Obligation Bonds, Series 2022
0.000% due 06/15/2048 (c)	5,195	1,489

		4,346

PENNSYLVANIA 7.3%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	1,800	993

Bucks County, Pennsylvania Water and Sewer Authority Revenue Bonds, (AGM Insured), Series 2022
4.250% due 12/01/2047	1,800	1,752

Monroeville Finance Authority, Pennsylvania Revenue Bonds, Series 2022
4.000% due 02/15/2042	4,060	3,699

Pennsylvania Economic Development Financing Authority Revenue Bonds, (AGM Insured), Series 2022
5.750% due 12/31/2062	7,000	7,342

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.400% due 12/01/2038 ^(b)	2,500	1,250

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	3,400	3,858

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 02/15/2043	4,800	4,729

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	2,500	2,596

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	7,595	7,728

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
5.000% due 12/01/2046	1,000	1,056
5.000% due 12/01/2051	6,000	6,299

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	1,000	885

		42,187

PUERTO RICO 7.0%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (c)	63,000	3,910

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	8,744	3,837
0.000% due 11/01/2051	8,119	3,100

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	$3,500	$2,750

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (c)	311	289
5.625% due 07/01/2027	2,008	2,048

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2032 (c)	363	216
0.000% due 07/01/2053 (d)	3,131	1,738
5.000% due 07/01/2062	559	516

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (c)	52,000	9,426

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	14,205	12,360

		40,190

RHODE ISLAND 3.2%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	18,450	18,264

SOUTH CAROLINA 1.7%

South Carolina Public Service Authority Revenue Obligations Revenue Bonds, Series 2013
5.500% due 12/01/2053	10,000	10,066

TENNESSEE 1.9%

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	2,000	1,495

Metropolitan Nashville Airport Authority, Tennessee Revenue Bonds, Series 2019
4.000% due 07/01/2049	2,000	1,818

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	1,550	1,324

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	6,000	6,147

		10,784

TEXAS 20.9%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	1,345	884
12.000% due 12/01/2045	2,250	1,945

Austin, Texas Airport System Revenue Bonds, Series 2022
5.000% due 11/15/2042	2,425	2,520

Board of Regents of the University of Texas System Revenue Bonds, Series 2022
4.000% due 08/15/2052	6,500	6,223

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	2,600	2,340

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2036 (c)	2,500	1,361
0.000% due 08/15/2037 (c)	8,000	4,086

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	1,750	1,777

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
5.000% due 11/01/2038	3,500	3,821

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	$21,000	$21,327

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2018
5.000% due 10/01/2048 (e)	7,500	7,786

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2020
3.650% due 12/01/2059	3,000	3,000

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2021
3.700% due 10/01/2041	10,000	10,000

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
4.000% due 05/15/2049	2,500	2,226

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2016
5.000% due 07/01/2046 ^(b)	1,030	721

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	4,300	3,111

North Texas Tollway Authority Revenue Bonds, Series 2017
4.000% due 01/01/2043	3,590	3,381
5.000% due 01/01/2048	3,500	3,585

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,030

Rockwall Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
5.000% due 02/15/2052	6,000	6,462

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
4.000% due 09/15/2042	10,000	9,539

San Jacinto College District, Texas General Obligation Bonds, Series 2019
5.000% due 02/15/2044	1,010	1,085

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2047	1,000	1,005

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2051	3,140	3,264

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	10,680	11,245

Texas Water Development Board Revenue Bonds, Series 2022
5.000% due 10/15/2057	5,395	5,817

West Harris County, Texas Regional Water Authority Revenue Bonds, (BAM Insured), Series 2021
4.000% due 12/15/2060	1,250	1,084

		120,625

U.S. VIRGIN ISLANDS 0.9%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2039	5,460	5,476

UTAH 0.3%

Military Installation Development Authority, Utah Revenue Bonds, Series 2021
4.000% due 06/01/2052	2,000	1,468

VIRGINIA 4.0%

Fairfax County, Virginia Economic Development Authority Revenue Bonds, Series 2003
3.450% due 12/01/2033	1,875	1,875

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
6.000% due 06/01/2043	1,182	1,195

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virginia Commonwealth Transportation Board Revenue Bonds, Series 2018
4.000% due 05/15/2041 (e)	$8,200	$8,187

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (c)	51,000	2,463
5.000% due 07/01/2034	2,500	2,362

Virginia Small Business Financing Authority Revenue Bonds, Series 2020
4.000% due 12/01/2049	7,800	7,030

		23,112

WASHINGTON 0.7%

Snohomish County, Washington Housing Authority Revenue Bonds, Series 2019
4.000% due 04/01/2044	2,000	1,852

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
4.000% due 07/01/2058	2,960	2,443

		4,295

WEST VIRGINIA 1.6%

Monongalia County, West Virginia Commission Special District Revenue Bonds, Series 2017
5.500% due 06/01/2037	2,000	2,016

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040	7,110	7,180

		9,196

WISCONSIN 6.2%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
7.000% due 01/01/2050	4,500	4,897

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	4,000	2,460

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2060 (c)	15,000	712

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 09/30/2051	1,700	1,328
4.000% due 03/31/2056	900	680
4.000% due 07/01/2056	1,100	854
4.500% due 06/01/2056	1,000	727

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
5.000% due 10/01/2052	7,500	7,754

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2050 (c)	21,000	5,153

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	4,345	4,485

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (e)	3,000	2,928

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2022
4.000% due 12/01/2051	4,470	3,963

		35,941

Total Municipal Bonds & Notes (Cost $1,053,477)		1,014,832

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	43

Schedule of Investments	PIMCO Municipal Income Fund II	(Cont.)

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (g) 0.2%
$1,357

Total Short-Term Instruments (Cost $1,357)	1,357

Total Investments in Securities (Cost $1,054,834)	1,016,189

Total Investments 175.8% (Cost $1,054,834)	$1,016,189

Auction Rate Preferred Shares (51.6)%	(298,275)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (11.9)%	(68,642)

Other Assets and Liabilities, net (12.3)%	(71,233)

Net Assets Applicable to Common Shareholders 100.0%	$578,039

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.

(e)
Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019	3.870%	11/15/2035	10/26/2020	$7,724	$6,148	1.06%
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200	11/01/2054	11/18/2021	3,951	3,125	0.54

				$11,675	$9,273	1.60%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$1,357	U.S. Treasury Bills 0.000% due 06/29/2023	$(1,384)	$1,357	$1,357

Total Repurchase Agreements						$(1,384)	$1,357	$1,357

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,357	$0	$0	$1,357	$(1,384)	$(27)

Total Borrowings and Other Financing Transactions	$1,357	$0	$0

(1)	Includes accrued interest.

(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$39,521	$0	$39,521
Alaska	0	2,576	0	2,576
Arizona	0	57,385	0	57,385
Arkansas	0	3,358	0	3,358
California	0	42,326	0	42,326
Colorado	0	27,564	0	27,564
Connecticut	0	7,643	0	7,643
Delaware	0	5,727	0	5,727
District of Columbia	0	4,980	0	4,980
Florida	0	30,627	0	30,627
Georgia	0	36,564	0	36,564
Illinois	0	117,305	0	117,305
Indiana	0	7,963	0	7,963
Iowa	0	7,851	0	7,851
Kansas	0	5,421	0	5,421
Louisiana	0	22,713	0	22,713
Maine	0	4,513	0	4,513
Maryland	0	6,621	0	6,621
Massachusetts	0	10,544	0	10,544
Michigan	0	14,941	0	14,941
Minnesota	0	5,372	0	5,372
Mississippi	0	40	0	40
Missouri	0	14,055	0	14,055

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Nevada	$0	$11,458	$0	$11,458
New Jersey	0	53,138	0	53,138
New York	0	101,454	0	101,454
North Carolina	0	2,970	0	2,970
North Dakota	0	1,073	0	1,073
Ohio	0	36,827	0	36,827
Oklahoma	0	6,352	0	6,352
Oregon	0	4,346	0	4,346
Pennsylvania	0	42,187	0	42,187
Puerto Rico	0	40,190	0	40,190
Rhode Island	0	18,264	0	18,264
South Carolina	0	10,066	0	10,066
Tennessee	0	10,784	0	10,784
Texas	0	120,625	0	120,625
U.S. Virgin Islands	0	5,476	0	5,476
Utah	0	1,468	0	1,468
Virginia	0	23,112	0	23,112
Washington	0	4,295	0	4,295
West Virginia	0	9,196	0	9,196
Wisconsin	0	35,941	0	35,941
Short-Term Instruments
Repurchase Agreements	0	1,357	0	1,357

Total Investments	$0	$1,016,189	$0	$1,016,189

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	45

Schedule of Investments	PIMCO Municipal Income Fund III

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 178.5%

MUNICIPAL BONDS & NOTES 177.6%

ALABAMA 7.3%

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (d)	$9,000	$9,194
6.500% due 10/01/2053	7,500	8,012

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	1,111	1,006
5.250% due 05/01/2044	1,625	1,429

		19,641

ALASKA 0.5%

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	1,165	1,225

ARIZONA 8.5%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 01/01/2031	675	456
4.500% due 01/01/2032	710	465
4.500% due 01/01/2049	750	434

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	1,200	840

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2055	1,200	1,026

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2044	3,800	3,584

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2019
4.000% due 07/01/2049	2,495	2,286
5.000% due 07/01/2049	1,770	1,825

Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	11,600	11,806

		22,722

CALIFORNIA 8.1%

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	2,015	2,043

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	2,000	1,737

California State General Obligation Bonds, Series 2005
3.200% due 05/01/2040	2,000	2,000

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2045	3,000	3,231

Folsom Cordova Unified School District, California General Obligation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2044	1,810	1,755

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	2,500	291

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	1,050	1,079

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2021
4.000% due 12/01/2046	1,490	1,411

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	2,000	1,959

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

M‑S‑R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	$2,000	$2,395

Morongo Band of Mission Indians, California Revenue Bonds, Series 2018
5.000% due 10/01/2042	750	750

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,250	2,248

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2021
4.000% due 10/01/2048	730	695

		21,594

COLORADO 4.3%

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 01/01/2040	2,500	2,474
4.000% due 08/01/2049	2,000	1,680

Colorado International Center Metropolitan District No 7 General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (d)	1,615	834

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043	1,250	1,196

Denver, Colorado City & County Revenue Bonds, Series 2021
4.000% due 08/01/2043	1,500	1,483

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	1,250	1,206

Harvest Crossing Metropolitan District No 4, Colorado General Obligation Bonds, Series 2022
7.250% due 12/01/2052	1,250	1,174

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	586

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	550	459

Third Creek Metropolitan District No 1, Colorado General Obligation Bonds, Series 2022
4.750% due 12/01/2051	500	375

		11,467

CONNECTICUT 1.9%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2040	2,000	2,173

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2020
4.000% due 07/01/2045	3,300	3,024

		5,197

DELAWARE 4.4%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
0.000% due 07/01/2037	11,120	9,989
7.120% due 07/01/2037	1,965	1,897

		11,886

DISTRICT OF COLUMBIA 1.7%

District of Columbia General Obligation Bonds, Series 2019
5.000% due 10/15/2044	650	695

District of Columbia Revenue Bonds, Series 2022
5.500% due 08/31/2036	1,800	1,922

District of Columbia Water & Sewer Authority Revenue Bonds, Series 2019
5.000% due 10/01/2044	500	534

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Washington Airports Authority Dulles Toll Road, District of Columbia Revenue Bonds, Series 2019
4.000% due 10/01/2049	$1,750	$1,515

		4,666

FLORIDA 10.0%

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2010
0.000% due 10/01/2039 (f)	5,000	5,007

Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2050	1,800	1,524

Miami-Dade County, Florida Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 04/01/2053	4,000	3,579

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,000	965

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2049	2,500	2,273

North Miami Beach, Florida Water Revenue Bonds, Series 2020
5.000% due 08/01/2044	3,000	3,231

Pasco County, Florida Water & Sewer Revenue Bonds, Series 2014
4.000% due 10/01/2044	1,500	1,463

Pompano Beach, Florida Revenue Bonds, Series 2020
4.000% due 09/01/2050	1,750	1,341

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,000	1,069

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047	3,750	3,347

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2020
4.000% due 08/01/2055	3,500	3,049

		26,848

GEORGIA 5.8%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
6.750% due 01/01/2035 ^(b)	1,750	928

Fayette County, Georgia Hospital Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046 (e)	3,000	3,025

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2043	2,000	2,001

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	10,000	9,680

		15,634

ILLINOIS 19.9%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2046	4,000	3,809

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2048	2,800	2,861
5.000% due 01/01/2053	1,000	1,018

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.000% due 01/01/2055	2,330	2,348

Chicago Park District, Illinois General Obligation Bonds, Series 2020
4.000% due 01/01/2038	1,435	1,364

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	$400	$407
5.500% due 01/01/2042	1,000	1,011

Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	7,200	7,364
5.500% due 01/01/2034	2,665	2,717

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	3,000	3,166

Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2027	1,750	1,828

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 02/15/2037 ^(b)	1,030	464

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2035	1,010	916

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	2,000	1,934
5.000% due 05/01/2041	1,500	1,477

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	1,150	1,179
5.000% due 11/01/2027	7,000	7,239

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (c)	6,500	2,164

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM/CR Insured), Series 2017
0.000% due 12/15/2056 (c)	2,685	487

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM/CR/NPFGC Insured), Series 2002
0.000% due 12/15/2040 (c)	2,000	856

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2012
0.000% due 12/15/2051 (c)	2,500	532

Regional Transportation Authority, Illinois Revenue Bonds, Series 2018
5.000% due 06/01/2038 (e)	3,900	4,248

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	3,500	3,790

		53,179

INDIANA 2.1%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	1,250	938

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	2,460	2,459

Indiana Health & Educational Facilities Financing Authority Revenue Bonds, Series 2006
4.000% due 11/15/2046	2,500	2,297

		5,694

IOWA 1.4%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
5.000% due 12/01/2050	2,755	2,575

Iowa Finance Authority Revenue Bonds, Series 2014
5.400% due 11/15/2046 ^	364	378

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	875	824

		3,777

KANSAS 0.7%

University of Kansas Hospital Authority Revenue Bonds, Series 2015
4.000% due 09/01/2040 (e)	2,000	1,971

		1,971

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 4.8%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
4.000% due 02/01/2045	$3,100	$2,962

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045	4,000	3,738

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2042	4,000	4,110

Louisiana Public Facilities Authority Revenue Bonds, Series 2020
4.000% due 04/01/2050	750	693

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 07/01/2040	1,350	1,439

		12,942

MAINE 0.6%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500	1,513

MARYLAND 0.2%

Maryland Economic Development Corp. Revenue Bonds, Series 2020
4.000% due 07/01/2040	500	456

MASSACHUSETTS 3.3%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	1,000	982

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2046	3,000	3,183

Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.625% due 10/15/2037 ^(b)	248	37

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	1,000	1,000

Massachusetts Housing Finance Agency Revenue Bonds, Series 2003
5.125% due 06/01/2043	525	526

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.250% due 02/15/2048 (e)	3,000	3,189

		8,917

MICHIGAN 4.1%

Michigan Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2031 (e)	1,200	1,303

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 02/15/2050	2,000	1,806

Michigan Finance Authority Revenue Bonds, Series 2021
5.000% due 12/01/2046 (e)	2,425	2,451

Michigan Finance Authority Revenue Notes, Series 2021
5.000% due 06/01/2027 (e)	75	82

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2058 (c)	12,500	491

Michigan Trunk Line State Revenue Bonds, Series 2021
4.000% due 11/15/2044	5,000	4,756

		10,889

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 0.6%

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	$1,750	$1,673

MISSOURI 0.6%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
5.000% due 02/15/2035	500	535

Jennings, Missouri Revenue Bonds, Series 2006
5.000% due 11/01/2023	130	68

Missouri Development Finance Board Revenue Bonds, Series 2022
5.250% due 05/01/2055	1,000	1,072

		1,675

NEVADA 2.0%

Clark County, Nevada General Obligation Bonds, Series 2018
4.000% due 07/01/2044 (e)	4,545	4,369

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	11,000	1,066

		5,435

NEW JERSEY 10.9%

Cherry Hill Township School District, New Jersey General Obligation Bonds, Series 2022
4.000% due 08/01/2040	3,000	2,961

Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019
3.870% due 11/15/2035 (g)	3,256	2,966

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.000% due 06/15/2041	5,000	5,082

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
6.500% due 04/01/2028	3,949	3,919

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,014

New Jersey Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2006
0.000% due 12/15/2034 (c)	3,200	1,958

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2021
4.000% due 06/15/2036	1,500	1,462

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2017
5.000% due 01/01/2049	900	900

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,200	1,259
5.000% due 06/01/2046	7,000	6,693

		29,214

NEW YORK 16.2%

Build NYC Resource Corp., New York Revenue Bonds, Series 2023
5.250% due 07/01/2052 (a)	2,000	2,034

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2019
4.000% due 11/15/2049	2,120	1,904

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2042	5,500	4,776

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2021
5.000% due 01/01/2058	785	384

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 05/01/2041	1,110	1,064

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	47

Schedule of Investments	PIMCO Municipal Income Fund III	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Water & Sewer System, New York Revenue Bonds, Series 2020
4.000% due 06/15/2050	$4,000	$3,710

New York City, New York Housing Development Corp. Revenue Bonds, Series 2006
3.630% due 10/15/2041	2,400	2,400

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.500% due 11/01/2045	2,250	2,534

New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,700	1,885

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,000	911

New York State Dormitory Authority Northwell Health Obligated Group Revenue Bonds, Series 2022
5.000% due 05/01/2052	2,000	2,041

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047	500	468

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 02/15/2040	1,250	1,216

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (g)	1,500	1,339

New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2019
4.000% due 01/01/2053	500	449

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2041	5,500	5,228
4.000% due 01/01/2050	620	564

New York State Thruway Authority Revenue Bonds, Series 2021
4.000% due 03/15/2047	2,000	1,877

New York State Urban Development Corp. Revenue Bonds, Series 2021
4.000% due 03/15/2047	3,250	3,055

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
4.000% due 05/15/2057	2,750	2,568

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
5.000% due 05/15/2051	2,835	3,002

		43,409

NORTH CAROLINA 0.9%

University of North Carolina Hospitals at Chapel Hill Revenue Bonds, Series 2016
4.000% due 02/01/2046	2,500	2,373

NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(b)	940	517

OHIO 6.3%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2042	1,000	932

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	39,500	4,536

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	5,310	4,824

Montgomery County, Ohio Dayton Children’s Hospital Revenue Bonds, Series 2021
4.000% due 08/01/2046	2,250	2,075

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio Air Quality Development Authority Dayton Power And Light Company Project Revenue Bonds, Series 2015
4.250% due 11/01/2040	$2,000	$1,997

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2050	1,250	1,334

Southern Ohio Port Authority Revenue Notes, Series 2020
6.500% due 12/01/2030	1,400	1,054

		16,752

OKLAHOMA 1.4%

Oklahoma Development Finance Authority Revenue Bonds, Series 2018
5.500% due 08/15/2052	1,600	1,464

Oklahoma Development Finance Authority Revenue Bonds, Series 2021
8.000% due 12/01/2041	1,000	782

Oklahoma Water Resources Board Revenue Bonds, Series 2020
4.000% due 10/01/2049	1,500	1,455

		3,701

OREGON 0.3%

Washington & Multnomah Counties School District No 48J Beaverton, Oregon General Obligation Bonds, Series 2022
0.000% due 06/15/2048 (c)	2,495	715

PENNSYLVANIA 6.5%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 11/01/2050	900	497

Pennsylvania Economic Development Financing Authority Revenue Bonds, (AGM Insured), Series 2022
5.750% due 12/31/2062	3,000	3,146

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.400% due 12/01/2038 ^(b)	1,350	675

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	1,650	1,872

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
4.000% due 02/15/2041	1,825	1,674

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/15/2049	1,350	1,402

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	3,800	3,866

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	1,000	885

Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2019
5.000% due 11/01/2054	3,100	3,236

		17,253

PUERTO RICO 6.8%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (c)	31,000	1,922

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (c)	4,156	1,824
0.000% due 11/01/2051 (c)	4,255	1,643

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	1,700	1,336

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (c)	$148	$137
5.625% due 07/01/2027	952	972

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2032 (c)	209	124
0.000% due 07/01/2053 (d)	1,523	845
5.000% due 07/01/2062	322	297

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	9,650	2,390
0.000% due 07/01/2051 (c)	10,500	1,903

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	5,460	4,751

		18,144

SOUTH CAROLINA 2.5%

South Carolina Public Service Authority Revenue Obligations Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,021
5.500% due 12/01/2053	1,750	1,762

		6,783

TENNESSEE 0.9%

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2020
4.000% due 11/01/2055	1,000	748

Metropolitan Nashville Airport Authority, Tennessee Revenue Bonds, Series 2019
4.000% due 07/01/2049	1,000	909

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	750	640

		2,297

TEXAS 18.6%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	650	427
12.000% due 12/01/2045	1,100	951

Austin, Texas Electric Utility Revenue Bonds, Series 2019
5.000% due 11/15/2044	1,585	1,687

Bexar County Texas Hospital District, General Obligation Bonds, Series 2018
4.000% due 02/15/2043	2,500	2,430

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	1,250	1,125

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2036 (c)	1,250	681
0.000% due 08/15/2037 (c)	4,000	2,043

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	1,000	1,015

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2022
5.000% due 11/01/2038	1,750	1,910

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,500	4,570

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2018
5.000% due 10/01/2048 (e)	4,000	4,152

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2020
3.650% due 12/01/2059	3,000	3,000

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2021
3.700% due 10/01/2041	$5,000	$5,000

Houston, Texas Combined Utility System Revenue Bonds, Series 2019
4.000% due 11/15/2044	1,500	1,435

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	2,400	1,736

North Texas Tollway Authority Revenue Bonds, Series 2017
4.000% due 01/01/2043	1,500	1,413
5.000% due 01/01/2048	1,250	1,280

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2047	500	503

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 11/15/2051	1,480	1,539

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2026	150	158

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	5,295	5,575

Texas Water Development Board Revenue Bonds, Series 2022
5.000% due 10/15/2057	2,560	2,760

University of North Texas System Revenue Bonds, Series 2018
4.000% due 04/15/2050	2,200	2,073

West Harris County, Texas Regional Water Authority Revenue Bonds, (BAM Insured), Series 2021
4.000% due 12/15/2060	2,700	2,342

		49,805

U.S. VIRGIN ISLANDS 1.0%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2039	2,635	2,643

VIRGINIA 4.0%

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
6.000% due 06/01/2043	577	583

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virginia Commonwealth Transportation Board Revenue Bonds, Series 2018
4.000% due 05/15/2041 (e)	$4,000	$3,994

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (c)	25,000	1,207
5.000% due 07/01/2034	1,500	1,417

Virginia Small Business Financing Authority Revenue Bonds, Series 2020
4.000% due 12/01/2049	3,800	3,425

		10,626

WASHINGTON 2.4%

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
4.000% due 01/01/2046	4,000	3,801

Snohomish County, Washington Housing Authority Revenue Bonds, Series 2019
4.000% due 04/01/2044	1,000	926

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
4.000% due 07/01/2058	1,345	1,110

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2038	825	678

		6,515

WEST VIRGINIA 0.4%

Monongalia County, West Virginia Commission Special District Revenue Bonds, Series 2017
5.500% due 06/01/2037	1,000	1,008

WISCONSIN 5.5%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
7.000% due 01/01/2050	2,500	2,721

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	2,500	1,538

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
0.000% due 01/01/2060 (c)	7,500	356

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
4.000% due 09/30/2051	$1,260	$984
4.000% due 07/01/2056	650	504

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2050 (c)	9,410	2,309

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	415	428

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (e)	2,000	1,952

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 04/01/2044	2,000	2,098

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2022
4.000% due 12/01/2051	2,070	1,835

		14,725

Total Municipal Bonds & Notes (Cost $497,631)		475,481

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (h) 0.9%
		2,409

Total Short-Term Instruments (Cost $2,409)		2,409

Total Investments in Securities (Cost $500,040)		477,890

Total Investments 178.5% (Cost $500,040)		$477,890

Auction Rate Preferred Shares (57.8)%		(154,700)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (12.8)%		(34,262)

Other Assets and Liabilities, net (7.9)%		(21,214)

Net Assets Applicable to Common Shareholders 100.0%		$267,714

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.

(e)
Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(f)
Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	49

Schedule of Investments	PIMCO Municipal Income Fund III	(Cont.)

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Federal Home Loan Mortgage Corp. Enhanced Receipt, New Jersey Revenue Bonds, Series 2019	3.870%	11/15/2035	10/26/2020	$ 3,726	$2,966	1.11%
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200	11/01/2054	11/18/2021	1,693	1,339	0.50

				$ 5,419	$4,305	1.61%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$2,409	U.S. Treasury Bills 0.000% due 06/29/2023	$(2,457)	$2,409	$2,409

Total Repurchase Agreements						$(2,457)	$2,409	$2,409

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,409	$0	$0	$2,409	$(2,457)	$(48)

Total Borrowings and Other Financing Transactions	$2,409	$0	$0

(1)	Includes accrued interest.
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$19,641	$0	$19,641
Alaska	0	1,225	0	1,225
Arizona	0	22,722	0	22,722
California	0	21,594	0	21,594
Colorado	0	11,467	0	11,467
Connecticut	0	5,197	0	5,197
Delaware	0	11,886	0	11,886
District of Columbia	0	4,666	0	4,666
Florida	0	26,848	0	26,848
Georgia	0	15,634	0	15,634
Illinois	0	53,179	0	53,179
Indiana	0	5,694	0	5,694
Iowa	0	3,777	0	3,777
Kansas	0	1,971	0	1,971
Louisiana	0	12,942	0	12,942
Maine	0	1,513	0	1,513

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Maryland	$0	$456	$0	$456
Massachusetts	0	8,917	0	8,917
Michigan	0	10,889	0	10,889
Minnesota	0	1,673	0	1,673
Missouri	0	1,675	0	1,675
Nevada	0	5,435	0	5,435
New Jersey	0	29,214	0	29,214
New York	0	43,409	0	43,409
North Carolina	0	2,373	0	2,373
North Dakota	0	517	0	517
Ohio	0	16,752	0	16,752
Oklahoma	0	3,701	0	3,701
Oregon	0	715	0	715
Pennsylvania	0	17,253	0	17,253
Puerto Rico	0	18,144	0	18,144
South Carolina	0	6,783	0	6,783
Tennessee	0	2,297	0	2,297
Texas	0	49,805	0	49,805

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
U.S. Virgin Islands	$0	$2,643	$0	$2,643
Virginia	0	10,626	0	10,626
Washington	0	6,515	0	6,515
West Virginia	0	1,008	0	1,008
Wisconsin	0	14,725	0	14,725

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Short-Term Instruments
Repurchase Agreements	$0	$2,409	$0	$2,409

Total Investments	$0	$477,890	$0	$477,890

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	51

Schedule of Investments	PIMCO California Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 178.7%

MUNICIPAL BONDS & NOTES 176.9%

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$850	$595

CALIFORNIA 157.8%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2049 (c)	2,890	1,379

Alhambra Unified School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2047	870	979

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2047 (b)	680	190

Bay Area Toll Authority, California Revenue Bonds, Series 2017
5.000% due 04/01/2056	1,750	1,931

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	3,925	3,437
5.000% due 08/01/2049	1,000	906

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2056	1,000	738

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	1,000	822

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	2,290	2,291

California County Tobacco Securitization Agency Revenue Bonds, Series 2007
0.000% due 06/01/2057 (b)	7,000	995

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (b)	4,700	866

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	800	818

California Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 10/01/2039	1,250	1,216
5.000% due 10/01/2048	1,000	1,039

California Enterprise Development Authority Revenue Bonds, Series 2020
5.000% due 08/01/2050	700	697

California Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2020
4.000% due 11/01/2040	1,195	1,180

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	1,675	1,698

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	1,300	1,330

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (d)	5,000	5,250
5.000% due 08/15/2055	6,000	6,116

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 11/01/2038	1,400	1,409

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	3,500	3,039
4.000% due 06/01/2050	4,000	3,734

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 08/15/2048	2,500	2,387

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	$10,000	$10,015

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	5,250	258
4.000% due 11/01/2055	915	773

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2052	1,700	1,793

California Municipal Finance Authority Revenue Bonds, (BAM Insured), Series 2021
4.000% due 05/15/2046	700	636

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 05/15/2043	500	502
5.000% due 06/01/2043	1,370	1,461
5.000% due 06/01/2048	1,370	1,450

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 09/01/2050 (e)	1,200	959
4.000% due 02/01/2051	1,650	1,481

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	1,350	1,434

California School Finance Authority Revenue Bonds, Series 2019
5.000% due 07/01/2054	1,000	1,003

California State General Obligation Bonds, (AGM Insured), Series 2007
5.250% due 08/01/2032	3,500	4,202

California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	7,000	7,079

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	2,750	2,668

California State General Obligation Bonds, Series 2018
5.000% due 10/01/2047	1,275	1,327

California State General Obligation Bonds, Series 2021
5.000% due 09/01/2041	1,500	1,663

California State General Obligation Bonds, Series 2022
4.000% due 04/01/2049	2,250	2,168

California State General Obligation Notes, Series 2021
5.000% due 10/01/2029	2,700	3,103

California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	8,000	8,277

California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2022
5.375% due 08/15/2057	1,000	1,055

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2040	1,000	991
4.000% due 07/01/2043	350	345
4.000% due 07/01/2047	1,750	1,693

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2021
4.000% due 11/01/2051	800	763

California Statewide Communities Development Authority Revenue Bonds, Series 2016
4.000% due 08/15/2051	225	216
5.000% due 12/01/2046	5,700	5,470

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 07/01/2048	1,000	959
4.000% due 12/01/2057	2,000	1,884
5.000% due 03/01/2048	1,700	1,719
5.500% due 12/01/2058	1,775	1,788

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	2,400	2,437

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2036 (b)	1,395	808
0.000% due 08/01/2042 (b)	1,500	630

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
3.000% due 08/01/2056	$2,500	$1,646
4.000% due 08/01/2047	600	449

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	750	592

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.000% due 02/01/2057	500	333
3.100% due 07/01/2045	1,000	753
3.400% due 10/01/2046	450	334
4.000% due 08/01/2056	250	191
4.000% due 10/01/2056	600	438

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (c)	2,000	953

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2022
4.950% due 12/01/2046	340	357

El Monte, California Certificates of Participation Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2034	13,625	13,648

Folsom Cordova Unified School District, California General Obligation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2044	1,315	1,275

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
3.950% due 01/15/2053	860	765

Glendale Community College District, California General Obligation Bonds, Series 2020
4.000% due 08/01/2050	1,500	1,440

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	2,000	2,254

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	20,500	2,388

Hacienda La Puente Unified School District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2047	2,000	1,942

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	3,400	3,353

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	2,000	1,548

Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	6,000	6,217

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2016
5.000% due 11/01/2041 (d)	6,000	6,348

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,067
5.500% due 11/15/2030	415	454

Long Beach Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2045	500	488

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	2,500	2,680

Los Angeles County, California Metropolitan Transportation Authority Sales Tax Revenue Bonds, Series 2021
4.000% due 06/01/2037	1,750	1,817

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	1,500	1,481

Los Angeles Department of Airports, California Revenue Bonds, Series 2021
5.000% due 05/15/2048	2,500	2,707

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2049	$1,000	$1,065

Los Angeles Department of Water & Power Water System, California Revenue Bonds, Series 2022
5.000% due 07/01/2052	1,335	1,446

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2001
3.000% due 07/01/2034	500	500

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	2,000	2,030

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2021
5.000% due 07/01/2041	1,500	1,651

M‑S‑R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	15,345	18,379

Metropolitan Water District of Southern California Revenue Bonds, Series 2020
5.000% due 10/01/2049	2,000	2,170

Monterey Peninsula Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2040	3,000	2,973

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
5.000% due 08/01/2044	1,700	1,835

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	2,650	2,610

Municipal Improvement Corp. of Los Angeles, California Revenue Bonds, Series 2021
5.000% due 11/01/2038	2,000	2,239

New Haven Unified School District, California General Obligation Bonds, Series 2008
0.000% due 08/01/2030 (b)	1,875	1,457

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (b)	1,750	1,323

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,300	2,298

Oceanside Unified School District, California General Obligation Bonds, Series 2022
4.000% due 08/01/2041	1,020	1,008

Orange County, California Community Facilities District Special Tax Bonds, Series 2022
5.000% due 08/15/2052	1,275	1,284

Orange County, California Local Transportation Authority Revenue Bonds, Series 2019
5.000% due 02/15/2041	1,000	1,083

Pacifica School District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2048	1,750	1,693

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,000	2,004

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2045 (b)	1,650	552

River Islands Public Financing Authority, California Special Tax, Series 2022
4.250% due 09/01/2047	1,000	953

Riverside County, California Transportation Commission Revenue Bonds, Series 2021
4.000% due 06/01/2038	1,125	1,102

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	4,250	4,276

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	3,250	3,474

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (d)	2,800	2,949
5.000% due 10/01/2047 (d)	1,700	1,777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2020
5.000% due 12/01/2050	$1,000	$1,076

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2047	450	439

Sacramento Transportation Authority Sales Tax, California Revenue Bonds, Series 2009
2.700% due 10/01/2038	1,900	1,900

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2050	1,500	1,209

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
4.000% due 07/01/2051	750	687
5.000% due 07/01/2051	2,215	2,241

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2020
4.000% due 08/01/2045	2,750	2,670

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2022
5.000% due 05/15/2047	1,000	1,104

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2044	2,560	2,532

San Francisco, California City & County Airport Comm‑San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	2,625	2,725

San Francisco, California City & County Airport Comm‑San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2039	2,000	2,156
5.000% due 05/01/2049	2,000	2,111
5.000% due 05/01/2050	1,900	2,004

San Francisco, California City & County Certificates of Participation Bonds, Series 2015
4.000% due 09/01/2033	2,000	2,016

San Francisco, California City & County General Obligation Bonds, Series 2022
5.000% due 06/15/2042	2,750	3,024

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
5.000% due 11/01/2050	1,100	1,179

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	1,000	1,023

San Jose Financing Authority, California Revenue Bonds, Series 2022
5.000% due 11/01/2052	1,700	1,880

San Jose Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	1,000	996

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2034 (b)	3,000	1,998

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	4,000	4,316

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,540	1,510

Santa Monica, California Community College District General Obligation Bonds, Series 2022
4.000% due 08/01/2045	1,190	1,162

Silicon Valley Tobacco Securitization Authority, California Revenue Bonds, Series 2007
0.000% due 06/01/2036 (b)	1,000	475

Southwestern Community College District, California Revenue Bonds, Series 2021
4.000% due 08/01/2046	4,300	4,196

State Center Community College District, California General Obligation Bonds, Series 2022
5.000% due 08/01/2047	1,690	1,865

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (b)	$15,900	$2,479

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
0.000% due 06/01/2046 (b)	4,000	592

University of California Revenue Bonds, Series 2013
5.000% due 05/15/2048	2,250	2,267

University of California Revenue Bonds, Series 2017
5.000% due 05/15/2047	5,000	5,250

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	2,500	2,670

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	3,250	2,940

Washington Township Health Care District, California General Obligation Bonds, Series 2015
4.000% due 08/01/2045	2,500	2,325

West Valley-Mission Community College District, California General Obligation Bonds, Series 2022
4.000% due 08/01/2047	2,000	1,941

		308,464

DELAWARE 1.4%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.167% due 10/01/2038	2,730	2,330
7.120% due 10/01/2038	480	460

		2,790

ILLINOIS 5.7%

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,000	2,022

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	2,000	2,044

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	2,500	2,639

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,500	1,511

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	2,000	1,844

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2027	1,000	1,034

		11,094

INDIANA 0.9%

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	1,790	1,789

NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(a)	650	357

PENNSYLVANIA 0.7%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	1,170	1,328

PUERTO RICO 7.8%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	20,400	1,270

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (b)	2,975	1,305
0.000% due 11/01/2051 (b)	2,683	1,057

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	1,200	943

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	53

Schedule of Investments	PIMCO California Municipal Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (b)	$106	$98
5.625% due 07/01/2027	684	698

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2032 (b)	153	91
0.000% due 07/01/2053 (c)	1,106	614
5.000% due 07/01/2062	235	217

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (b)	25,500	4,622

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	4,951	4,308

		15,223

TEXAS 0.5%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	460	302

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
12.000% due 12/01/2045	$800	$692

		994

U.S. VIRGIN ISLANDS 0.9%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2039	1,860	1,865

VIRGINIA 0.7%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	17,000	821
5.500% due 07/01/2044	500	468

		1,289

Total Municipal Bonds & Notes (Cost $356,419)		345,788

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (f) 1.8%
$3,434

Total Short-Term Instruments (Cost $3,434)	3,434

Total Investments in Securities (Cost $359,853)	349,222

Total Investments 178.7% (Cost $359,853)	$349,222

Auction Rate Preferred Shares (61.7)%	(120,625)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (12.5)%	(24,365)

Other Assets and Liabilities, net (4.5)%	(8,770)

Net Assets Applicable to Common Shareholders 100.0%	$195,462

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Security is not accruing income as of the date of this report.

(b)	Zero coupon security.

(c)	Security becomes interest bearing at a future date.

(d)
Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)   RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	08/03/2022	$1,086	$959	0.49%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(f)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$3,434	U.S. Treasury Bills 0.000% due 06/29/2023	$(3,503)	$3,434	$3,434

Total Repurchase Agreements						$(3,503)	$3,434	$3,434

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,434	$0	$0	$3,434	$(3,503)	$(69)

Total Borrowings and Other Financing Transactions	$3,434	$0	$0

(1)	Includes accrued interest.
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$595	$0	$595
California	0	308,464	0	308,464
Delaware	0	2,790	0	2,790
Illinois	0	11,094	0	11,094
Indiana	0	1,789	0	1,789
North Dakota	0	357	0	357
Pennsylvania	0	1,328	0	1,328

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Puerto Rico	$0	$15,223	$0	$15,223
Texas	0	994	0	994
U.S. Virgin Islands	0	1,865	0	1,865
Virginia	0	1,289	0	1,289
Short-Term Instruments
Repurchase Agreements	0	3,434	0	3,434

Total Investments	$0	$349,222	$0	$349,222

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	55

Schedule of Investments	PIMCO California Municipal Income Fund II

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 177.9%

MUNICIPAL BONDS & NOTES 177.3%

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$940	$658

CALIFORNIA 159.4%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2049 (c)	3,085	1,473

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2047 (b)	720	201

Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	3,000	3,119

Bay Area Toll Authority, California Revenue Bonds, Series 2017
4.000% due 04/01/2047	3,000	2,922
5.000% due 04/01/2056	2,000	2,207

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	4,400	3,853
5.000% due 08/01/2049	1,000	906

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2056	1,000	738

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	1,000	822

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2043	1,120	1,120
6.125% due 06/01/2038	1,000	1,001

California County Tobacco Securitization Agency Revenue Bonds, Series 2007
0.000% due 06/01/2057 (b)	9,000	1,280

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (b)	5,100	940

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	835	854

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2043	1,300	1,363
5.000% due 10/01/2048	1,320	1,371

California Enterprise Development Authority Revenue Bonds, Series 2020
5.000% due 08/01/2050	750	746

California Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2020
4.000% due 11/01/2040	1,285	1,269

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	5,000	5,113

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2047	1,500	1,464
5.000% due 11/15/2046	1,000	1,050
5.000% due 08/15/2055	6,275	6,396

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 11/01/2038	1,500	1,510

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 06/01/2050	4,250	3,967

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 08/15/2048	1,200	1,146

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	$10,000	$10,015

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	6,250	308
4.000% due 11/01/2045	850	760

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2052	1,800	1,898

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 01/01/2042	1,750	1,763

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 05/15/2043	1,000	1,004
5.000% due 06/01/2043	1,465	1,562

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	840	754
4.000% due 09/01/2050 (e)	1,500	1,198
4.000% due 02/01/2051	850	763

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	1,650	1,753

California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	7,000	7,079

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	3,250	3,153

California State General Obligation Bonds, Series 2018
4.000% due 10/01/2039	4,500	4,512
5.000% due 10/01/2047	2,000	2,082

California State General Obligation Bonds, Series 2020
4.000% due 03/01/2040	3,350	3,344
4.000% due 11/01/2040	1,500	1,498
4.000% due 03/01/2046	1,000	975

California State General Obligation Notes, Series 2020
5.000% due 11/01/2028	2,105	2,381

California State General Obligation Notes, Series 2021
5.000% due 10/01/2029	3,000	3,448

California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	2,500	2,507

California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	5,000	5,173

California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2022
5.375% due 08/15/2057	1,100	1,160

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2043	1,350	1,330

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2021
4.000% due 11/01/2051	900	859

California Statewide Communities Development Authority Revenue Bonds, Series 2016
4.000% due 08/15/2051	225	215
5.000% due 06/01/2046	2,000	1,832
5.000% due 12/01/2046	2,000	1,919
5.250% due 12/01/2056	3,550	3,520

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 07/01/2048	1,000	959
4.000% due 12/01/2053	230	219
4.000% due 12/01/2057	2,000	1,884
5.000% due 03/01/2048	2,800	2,831
5.500% due 12/01/2058	2,200	2,216

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	1,600	1,625

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2037 (b)	1,000	548
0.000% due 08/01/2040 (b)	1,400	653

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 08/01/2043 (b)	$1,750	$698
0.000% due 08/01/2044 (b)	1,405	531

City of California, Eureka City Schools, General Obligation Bonds, (BAM Insured), Series 2020
4.000% due 08/01/2049	3,000	2,879

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
3.000% due 08/01/2056	1,000	658
4.000% due 08/01/2047	600	449

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	750	592

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.000% due 02/01/2057	500	333
3.100% due 07/01/2045	1,000	752
3.400% due 10/01/2046	450	334
4.000% due 08/01/2056	250	191
4.000% due 10/01/2056	550	402

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (c)	2,200	1,048

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2022
4.950% due 12/01/2046	360	377

Folsom Cordova Unified School District, California General Obligation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2044	1,415	1,372

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
3.950% due 01/15/2053	920	818

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,400	1,414

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,500	1,691
5.000% due 06/01/2034	4,500	5,072

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	20,000	2,330

Hacienda La Puente Unified School District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2047	3,000	2,914

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	3,500	3,452

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	2,650	2,051

Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	3,000	3,108

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2030	460	503
5.500% due 11/15/2037	7,500	8,186

Long Beach Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2045	550	537

Los Angeles County, California Facilities, Inc., Revenue Bonds, Series 2018
4.000% due 12/01/2048	2,500	2,394

Los Angeles County, California Metropolitan Transportation Authority Sales Tax Revenue Bonds, Series 2021
4.000% due 06/01/2037	2,000	2,076

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	2,000	1,974

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	2,575	2,522

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Airports, California Revenue Bonds, Series 2021
5.000% due 05/15/2048	$2,500	$2,707

Los Angeles Department of Water & Power Water System, California Revenue Bonds, Series 2022
5.000% due 07/01/2052	1,475	1,597

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2001
3.000% due 07/01/2034	1,000	1,000

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,000	3,045

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2018
5.000% due 07/01/2043	2,000	2,137

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2021
5.000% due 07/01/2041	3,900	4,293

Los Angeles, California Wastewater System Revenue Bonds, Series 2017
5.000% due 06/01/2039	1,000	1,071

M‑S‑R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	16,445	19,697
7.000% due 11/01/2034	1,000	1,237

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
5.000% due 08/01/2044	1,850	1,997

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	2,200	2,167

Municipal Improvement Corp. of Los Angeles, California Revenue Bonds, Series 2021
5.000% due 11/01/2038	2,200	2,463

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (b)	1,900	1,436

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,500	2,498

Orange County, California Community Facilities District Special Tax Bonds, Series 2022
5.000% due 08/15/2052	1,360	1,370

Orange County, California Local Transportation Authority Revenue Bonds, Series 2019
5.000% due 02/15/2041	3,000	3,249

Pacifica School District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2048	2,000	1,935

Poway Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2040 (b)	11,000	4,984
0.000% due 08/01/2046 (b)	16,000	5,009

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2045 (b)	1,850	619

River Islands Public Financing Authority, California Special Tax, Series 2022
4.250% due 09/01/2047	1,100	1,048

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	3,500	3,522

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	3,540	3,784

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (d)	2,800	2,949
5.000% due 10/01/2047 (d)	1,700	1,777

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2020
5.000% due 12/01/2050	1,200	1,292

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2047	500	487

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
4.000% due 07/01/2051	$1,000	$916
5.000% due 07/01/2051	2,360	2,388

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2020
4.000% due 08/01/2038	1,610	1,640
4.000% due 08/01/2045	1,250	1,214

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2022
5.000% due 05/15/2047	1,000	1,104

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2017
5.000% due 08/01/2047	1,000	1,058

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2044	2,780	2,749

San Francisco, California City & County Airport Comm‑San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	2,750	2,854

San Francisco, California City & County Airport Comm‑San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2049	4,000	4,052
5.000% due 05/01/2050	3,500	3,692

San Francisco, California City & County Certificates of Participation Bonds, Series 2015
4.000% due 09/01/2033	1,530	1,542

San Francisco, California City & County Certificates of Participation Bonds, Series 2019
4.000% due 04/01/2038	3,000	3,014

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
4.000% due 10/01/2043 (d)	10,000	9,818

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
5.000% due 11/01/2050	1,200	1,286

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	1,750	1,791

San Jose Financing Authority, California Revenue Bonds, Series 2022
5.000% due 11/01/2052	1,800	1,991

San Jose Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	1,000	996

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2032	850	897
5.000% due 10/01/2033	1,125	1,186

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2034 (b)	12,000	7,990

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,655	1,623

Santa Ana Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2048	1,750	1,688

Santa Monica, California Community College District General Obligation Bonds, Series 2022
4.000% due 08/01/2045	1,270	1,241

Silicon Valley Tobacco Securitization Authority, California Revenue Bonds, Series 2007
0.000% due 06/01/2036 (b)	1,000	475

Southwestern Community College District, California Revenue Bonds, Series 2021
4.000% due 08/01/2046	4,850	4,733

State Center Community College District, California General Obligation Bonds, Series 2022
5.000% due 08/01/2047	1,815	2,003

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (b)	$19,480	$3,037

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
0.000% due 06/01/2046 (b)	5,000	730

University of California Revenue Bonds, Series 2013
5.000% due 05/15/2048	2,000	2,015

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	2,000	2,136

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	3,000	2,714

Val Verde Unified School District, California General Obligation Bonds, (AGM Insured), Series 2021
4.000% due 08/01/2046	800	778

Washington Township Health Care District, California General Obligation Bonds, Series 2015
4.000% due 08/01/2045	3,000	2,790

		335,700

DELAWARE 1.4%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.167% due 10/01/2038	2,935	2,505
7.120% due 10/01/2038	525	503

		3,008

ILLINOIS 4.4%

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,350	2,376

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	2,835	2,897

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	1,500	1,511

Illinois State General Obligation Bonds, Series 2018
5.000% due 05/01/2035	1,000	1,008

Illinois State General Obligation Bonds, Series 2020
4.125% due 10/01/2036	1,500	1,383

		9,175

INDIANA 0.9%

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	1,880	1,879

NEW YORK 0.6%

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	1,250	1,374

NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(a)	720	396

PENNSYLVANIA 0.7%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	1,275	1,447

PUERTO RICO 7.3%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	24,300	1,493

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (b)	3,269	1,434
0.000% due 11/01/2051 (b)	2,855	1,125

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	57

Schedule of Investments	PIMCO California Municipal Income Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	$1,300	$1,022

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (b)	119	110
5.625% due 07/01/2027	767	782

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2032 (b)	163	97
0.000% due 07/01/2053 (c)	1,189	660
5.000% due 07/01/2062	251	232

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (b)	20,000	3,625

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	5,425	4,720

		15,300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.5%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	$500	$329
12.000% due 12/01/2045	850	735

		1,064

U.S. VIRGIN ISLANDS 0.9%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2039	2,005	2,011

VIRGINIA 0.7%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	19,000	917
5.500% due 07/01/2044	500	468

		1,385

Total Municipal Bonds & Notes (Cost $379,550)		373,397

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (f) 0.6%
$1,323

Total Short-Term Instruments (Cost $1,323)	1,323

Total Investments in Securities (Cost $380,873)	374,720

Total Investments 177.9% (Cost $380,873)	$374,720

Auction Rate Preferred Shares (61.1)%	(128,675)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (13.0)%	(27,462)

Other Assets and Liabilities, net (3.8)%	(8,002)

Net Assets Applicable to Common Shareholders 100.0%	$210,581

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Security is not accruing income as of the date of this report.

(b)	Zero coupon security.

(c)	Security becomes interest bearing at a future date.

(d)
Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	08/03/2022	$ 1,357	$1,198	0.57%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$1,323	U.S. Treasury Bills 0.000% due 06/29/2023	$(1,350)	$1,323	$1,323

Total Repurchase Agreements						$(1,350)	$1,323	$1,323

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,323	$0	$0	$1,323	$(1,350)	$(27)

Total Borrowings and Other Financing Transactions	$1,323	$0	$0

(1)	Includes accrued interest.
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$658	$0	$658
California	0	335,700	0	335,700
Delaware	0	3,008	0	3,008
Illinois	0	9,175	0	9,175
Indiana	0	1,879	0	1,879
New York	0	1,374	0	1,374
North Dakota	0	396	0	396
Pennsylvania	0	1,447	0	1,447

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Puerto Rico	$0	$15,300	$0	$15,300
Texas	0	1,064	0	1,064
U.S. Virgin Islands	0	2,011	0	2,011
Virginia	0	1,385	0	1,385
Short-Term Instruments
Repurchase Agreements	0	1,323	0	1,323

Total Investments	$0	$374,720	$0	$374,720

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	59

Schedule of Investments	PIMCO California Municipal Income Fund III

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 176.3%

MUNICIPAL BONDS & NOTES 175.4%

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$730	$511

CALIFORNIA 157.3%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2049 (c)	2,525	1,205

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2047 (b)	600	168

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2048	8,000	8,047

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	3,700	3,240
5.000% due 08/01/2049	1,000	906

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2056	1,000	738

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	1,000	822

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2035	3,935	3,993
6.000% due 06/01/2042	7,000	7,103
6.125% due 06/01/2038	1,000	1,001

California County Tobacco Securitization Agency Revenue Bonds, Series 2007
0.000% due 06/01/2057 (b)	4,000	569

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (b)	4,000	737

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	700	716

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2043	1,000	1,049

California Enterprise Development Authority Revenue Bonds, Series 2020
5.000% due 08/01/2050	600	597

California Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2020
4.000% due 11/01/2040	1,020	1,007

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	3,000	3,068

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2047	750	732
5.000% due 11/15/2046 (d)	5,000	5,250
5.000% due 08/15/2055	5,000	5,097

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 11/01/2038	1,220	1,228

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2049	2,750	2,388
4.000% due 06/01/2050	3,750	3,501

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 08/15/2048	2,300	2,196

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	10,015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (b)	$5,000	$246
4.000% due 11/01/2050	860	746

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2052	1,500	1,582

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 06/01/2043	1,165	1,242
5.000% due 06/01/2048	1,100	1,164

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	655	588
4.000% due 09/01/2050 (e)	1,200	958
4.000% due 02/01/2051	1,500	1,346

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	1,250	1,328

California School Finance Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,115	1,123

California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	5,000	5,056

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	1,500	1,455

California State General Obligation Bonds, Series 2018
5.000% due 10/01/2047	2,000	2,082

California State General Obligation Bonds, Series 2020
4.000% due 11/01/2040	850	849

California State General Obligation Bonds, Series 2021
5.000% due 09/01/2041	1,500	1,663

California State General Obligation Bonds, Series 2022
4.000% due 04/01/2049	1,750	1,686

California State General Obligation Notes, Series 2019
5.000% due 04/01/2027	1,615	1,776

California State General Obligation Notes, Series 2021
5.000% due 10/01/2029	2,000	2,299

California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	2,500	2,507

California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	6,750	6,984

California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2022
5.375% due 08/15/2057	950	1,002

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2047	250	242

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2021
4.000% due 11/01/2051	750	715

California Statewide Communities Development Authority Revenue Bonds, Series 2016
4.000% due 08/15/2051	200	192
5.000% due 06/01/2046	1,000	916
5.000% due 12/01/2046	3,100	2,975
5.250% due 12/01/2056	3,750	3,718

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 03/01/2042	2,500	2,267
4.000% due 07/01/2048	850	816
4.000% due 12/01/2057	2,000	1,884
5.000% due 03/01/2048	1,505	1,522

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2038 (b)	1,300	674
0.000% due 08/01/2039 (b)	1,600	787
0.000% due 08/01/2041 (b)	1,935	854
0.000% due 08/01/2046 (b)	1,500	511

Chino Valley Unified School District, California General Obligation Notes, Series 2022
0.000% due 08/01/2030 (b)	1,135	881

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

City of California, Eureka City Schools, General Obligation Bonds, (BAM Insured), Series 2020
4.000% due 08/01/2049	$2,000	$1,919

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
3.000% due 08/01/2056	1,500	987
4.000% due 08/01/2047	600	449

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	750	592

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.000% due 02/01/2057	500	333
3.100% due 07/01/2045	1,000	752
3.400% due 10/01/2046	350	260
4.000% due 08/01/2056	500	381
4.000% due 10/01/2056	750	548

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (c)	1,800	858

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2022
4.950% due 12/01/2046	300	315

Folsom Cordova Unified School District, California General Obligation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2044	1,160	1,125

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
3.950% due 01/15/2053	720	641

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,400	1,414

Glendale Community College District, California General Obligation Bonds, Series 2020
4.000% due 08/01/2050	1,000	960

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,500	1,691

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	20,500	2,388

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	1,150	1,134

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	2,000	1,548

Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	5,000	5,181

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2016
5.000% due 11/01/2041 (d)	4,000	4,232

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2030	360	394

Long Beach Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2045	450	439

Long Beach Unified School District, California General Obligation Bonds, Series 2009
5.750% due 08/01/2033	305	306

Los Angeles County, California Facilities, Inc., Revenue Bonds, Series 2018
4.000% due 12/01/2048	2,000	1,915

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	2,200	2,358

Los Angeles County, California Metropolitan Transportation Authority Sales Tax Revenue Bonds, Series 2021
4.000% due 06/01/2037	1,500	1,557

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	$1,185	$1,170

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2049	1,500	1,598

Los Angeles Department of Water & Power Water System, California Revenue Bonds, Series 2022
5.000% due 07/01/2052	1,190	1,289

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2001
3.000% due 07/01/2034	500	500

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	1,000	1,015

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2021
5.000% due 07/01/2041	3,175	3,495

M‑S‑R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	7,190	8,612
7.000% due 11/01/2034	2,285	2,826

Manteca Financing Authority, California Revenue Bonds, Series 2009
5.750% due 12/01/2036	1,000	1,013

Monterey Peninsula Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2040	2,545	2,522

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
5.000% due 08/01/2044	1,450	1,565

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	3,650	3,596

Municipal Improvement Corp. of Los Angeles, California Revenue Bonds, Series 2021
5.000% due 11/01/2038	1,790	2,004

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (b)	1,485	1,122

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	2,000	1,999

Oakland Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 09/01/2036	800	838

Orange County, California Community Facilities District Special Tax Bonds, Series 2022
5.000% due 08/15/2052	1,115	1,123

Orange County, California Local Transportation Authority Revenue Bonds, Series 2019
5.000% due 02/15/2041	1,000	1,083

Pacifica School District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2048	1,250	1,209

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	5,000	5,009

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2045 (b)	1,500	502

River Islands Public Financing Authority, California Special Tax, Series 2022
4.250% due 09/01/2047	900	858

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	2,000	2,012

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	1,500	1,603

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (d)	2,200	2,317
5.000% due 10/01/2047 (d)	1,500	1,568

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2020
5.000% due 12/01/2050	$1,000	$1,076

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2047	400	390

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2037	3,000	3,036

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,325	1,339

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
4.000% due 07/01/2051	550	504
5.000% due 07/01/2051	1,925	1,948

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2022
5.000% due 05/15/2047	1,000	1,104

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2044	2,160	2,136

San Francisco, California City & County Airport Comm‑San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	2,125	2,206

San Francisco, California City & County Airport Comm‑San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2049	3,750	3,799
5.000% due 05/01/2050	4,100	4,324

San Francisco, California City & County Certificates of Participation Bonds, Series 2015
4.000% due 09/01/2033	1,500	1,512

San Francisco, California City & County General Obligation Bonds, Series 2022
5.000% due 06/15/2042	2,265	2,491

San Francisco, California City & County Redevelopment Agency Special Tax Bonds, Series 2013
5.000% due 08/01/2028	1,505	1,507

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
5.000% due 11/01/2050	1,500	1,607

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	1,250	1,279

San Jose Financing Authority, California Revenue Bonds, Series 2022
5.000% due 11/01/2052	1,500	1,659

San Jose Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	1,000	996

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2034	885	932

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2034 (b)	2,530	1,685

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	2,000	2,158

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,290	1,265

Santa Ana Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2048	1,250	1,205

Santa Monica, California Community College District General Obligation Bonds, Series 2022
4.000% due 08/01/2045	1,040	1,016

Silicon Valley Tobacco Securitization Authority, California Revenue Bonds, Series 2007
0.000% due 06/01/2036 (b)	1,000	475

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southwestern Community College District, California Revenue Bonds, Series 2021
4.000% due 08/01/2046	$3,850	$3,757

State Center Community College District, California General Obligation Bonds, Series 2022
5.000% due 08/01/2047	1,495	1,650

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (b)	20,000	3,118

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
0.000% due 06/01/2046 (b)	3,995	591

University of California Revenue Bonds, Series 2013
5.000% due 05/15/2048	1,750	1,763

University of California Revenue Bonds, Series 2017
5.000% due 05/15/2042	2,500	2,650

University of California Revenue Bonds, Series 2018
4.000% due 05/15/2043	1,050	1,032

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	1,500	1,602

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	2,250	2,035

Val Verde Unified School District, California General Obligation Bonds, (AGM Insured), Series 2021
4.000% due 08/01/2046	775	754

Washington Township Health Care District, California General Obligation Bonds, Series 2015
4.000% due 08/01/2045	2,500	2,325

		272,060

DELAWARE 1.4%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.167% due 10/01/2038	2,380	2,031
7.120% due 10/01/2038	420	403

		2,434

ILLINOIS 4.8%

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	3,000	3,052

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	1,700	1,737
5.500% due 01/01/2033	2,500	2,551

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2027	1,000	1,034

		8,374

INDIANA 0.9%

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	1,580	1,579

NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(a)	570	314

PENNSYLVANIA 0.7%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	1,005	1,140

PUERTO RICO 7.2%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (b)	18,000	1,119

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (b)	2,587	1,135
0.000% due 11/01/2051 (b)	2,688	1,066

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	61

Schedule of Investments	PIMCO California Municipal Income Fund III	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	$1,000	$786

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (b)	92	85
5.625% due 07/01/2027	594	606

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2032 (b)	160	95
0.000% due 07/01/2053 (c)	1,019	566
5.000% due 07/01/2062	247	228

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	7,700	1,907
0.000% due 07/01/2051 (b)	6,630	1,202

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	4,280	3,724

		12,519

TEXAS 0.5%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	390	256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
12.000% due 12/01/2045	$650	$562

		818

U.S. VIRGIN ISLANDS 0.9%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2039	1,615	1,620

VIRGINIA 0.7%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (b)	15,000	724
5.500% due 07/01/2044	500	468

		1,192

WISCONSIN 0.5%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2060 (b)	5,500	777

Total Municipal Bonds & Notes (Cost $312,387)		303,338

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (f) 0.9%
$1,566

Total Short-Term Instruments (Cost $1,566)	1,566

Total Investments in Securities (Cost $313,953)	304,904

Total Investments 176.3% (Cost $313,953)	$304,904

Auction Rate Preferred Shares (56.6)%	(97,875)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (15.6)%	(27,066)

Other Assets and Liabilities, net (4.1)%	(6,991)

Net Assets Applicable to Common Shareholders 100.0%	$172,972

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Security is not accruing income as of the date of this report.

(b)	Zero coupon security.

(c)	Security becomes interest bearing at a future date.

(d)
Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	08/03/2022	$1,086	$958	0.55%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$1,566	U.S. Treasury Notes 0.125% due 05/15/2023	$(1,597)	$1,566	$1,566

Total Repurchase Agreements						$(1,597)	$1,566	$1,566

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,566	$0	$0	$1,566	$(1,597)	$(31)

Total Borrowings and Other Financing Transactions	$1,566	$0	$0

(1)	Includes accrued interest.
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$511	$0	$511
California	0	272,060	0	272,060
Delaware	0	2,434	0	2,434
Illinois	0	8,374	0	8,374
Indiana	0	1,579	0	1,579
North Dakota	0	314	0	314
Pennsylvania	0	1,140	0	1,140
Puerto Rico	0	12,519	0	12,519

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Texas	$0	$818	$0	$818
U.S. Virgin Islands	0	1,620	0	1,620
Virginia	0	1,192	0	1,192
Wisconsin	0	777	0	777
Short-Term Instruments
Repurchase Agreements	0	1,566	0	1,566

Total Investments	$0	$304,904	$0	$304,904

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	63

Schedule of Investments	PIMCO New York Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 168.1%

MUNICIPAL BONDS & NOTES 167.9%

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$300	$210

CALIFORNIA 2.8%

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (e)	1,500	1,575

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2021
4.000% due 12/01/2046	380	360

		1,935

DELAWARE 1.5%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.167% due 10/01/2038	980	836
7.120% due 10/01/2038	175	168

		1,004

INDIANA 1.0%

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	650	650

NEW YORK 149.3%

Brookhaven Local Development Corp., New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	600	471

Broome County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2020
4.000% due 04/01/2050	750	659

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	1,205	1,135

Build NYC Resource Corp., New York Revenue Bonds, Series 2023
5.250% due 07/01/2062 (a)	750	753

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2020
5.000% due 07/01/2045	410	435

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2022
4.000% due 07/01/2049	765	709

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047	1,000	821

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
4.000% due 02/15/2039	1,000	970

Huntington Local Development Corp., New York Revenue Bonds, Series 2021
5.250% due 07/01/2056	500	383

Long Island Power Authority, New York Revenue Bonds, Series 2020
4.000% due 09/01/2039	500	495

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	1,000	995

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.000% due 11/15/2031 (e)	6,500	6,691

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2035	1,000	922
4.000% due 11/15/2042	1,000	868

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2046	$825	$718

Nassau County, New York General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 04/01/2036	2,000	2,158

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2021
5.000% due 01/01/2058	1,092	534

Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006
5.125% due 06/01/2046	1,230	1,128

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.250% due 07/15/2036	1,000	1,100

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 05/01/2044	2,500	2,353
5.000% due 11/01/2043	1,030	1,100

New York City Water & Sewer System, New York Revenue Bonds, Series 2003
3.350% due 06/15/2035	4,750	4,750

New York City Water & Sewer System, New York Revenue Bonds, Series 2016
4.000% due 06/15/2046	830	781

New York City Water & Sewer System, New York Revenue Bonds, Series 2019
5.000% due 06/15/2049	2,000	2,117

New York City, New York General Obligation Bonds, Series 2010
3.620% due 03/01/2039	855	855

New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,000	2,020

New York City, New York General Obligation Bonds, Series 2016
3.580% due 08/01/2044	1,000	1,000

New York City, New York General Obligation Bonds, Series 2018
5.000% due 04/01/2043	1,500	1,579
5.000% due 04/01/2045	1,300	1,365

New York City, New York General Obligation Bonds, Series 2019
5.000% due 08/01/2039	1,000	1,068

New York City, New York Health and Hospitals Corp. Revenue Bonds, Series 2021
4.000% due 02/15/2048	880	845

New York City, New York Housing Development Corp. Revenue Bonds, Series 2006
3.630% due 03/15/2036	300	300

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.250% due 11/01/2048	3,500	3,828
5.500% due 11/01/2045	500	563

New York City, New York Water & Sewer System Revenue Bonds, Series 2007
3.600% due 06/15/2036	1,000	1,000

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2050 (c)	20,000	3,967
0.000% due 06/01/2055 (c)	7,000	496

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	770	847

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,900	1,730

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	1,500	1,357

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	1,200	1,123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, (AGM/CR Insured), Series 2022
4.250% due 05/01/2052	$850	$820

New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	1,000	1,002

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047	500	468
5.000% due 12/01/2031	500	512

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 03/15/2043	1,000	953
5.000% due 03/15/2037	3,000	3,219

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2041	2,000	2,118

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 07/01/2050	3,855	3,563

New York State Dormitory Authority Revenue Bonds, Series 2021
4.000% due 03/15/2042	1,000	960

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 07/01/2049	345	304
5.000% due 07/15/2050	345	347

New York State Environmental Facilities Corp. Revenue Bonds, Series 2022
4.000% due 06/15/2047	1,750	1,706

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (f)	2,000	1,786

New York State Housing Finance Agency Revenue Bonds, Series 2010
3.610% due 05/01/2044	1,000	1,000

New York State Urban Development Corp. Revenue Bonds, Series 2004
3.640% due 03/15/2033	3,500	3,500

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2041	500	535

New York State Urban Development Corp. Revenue Bonds, Series 2020
5.000% due 03/15/2047	1,500	1,589

New York State Urban Development Corp. Revenue Bonds, Series 2021
4.000% due 03/15/2047	1,000	940

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.250% due 01/01/2050	855	832

New York Transportation Development Corp. Revenue Bonds, Series 2022
4.000% due 12/01/2042	1,670	1,482

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
4.000% due 12/01/2049	1,300	1,215
5.000% due 12/01/2040	350	383

Port Authority of New York & New Jersey Revenue Bonds, Series 2017
5.250% due 10/15/2057	4,500	4,695

Port Authority of New York & New Jersey Revenue Bonds, Series 2020
4.000% due 07/15/2060	350	299

Schenectady County Capital Resource Corp. Union College Project, New York Revenue Bonds Series 2022
5.000% due 07/01/2032	340	393

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.125% due 11/01/2041	350	275

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	5,000	518
4.000% due 06/01/2050	500	418

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

The Genesee County Funding Corporation Tax‑Exempt, New York Revenue Bonds, Series 2022
5.250% due 12/01/2052	$1,000	$1,013

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
4.000% due 05/15/2057	1,250	1,167

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
4.000% due 11/15/2048	1,000	919

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2041	840	897
5.000% due 11/15/2043	500	532

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
5.000% due 05/15/2051	1,000	1,062

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2034	1,200	1,292

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2041	2,000	2,019

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	500	379

		102,101

NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(b)	230	126

PENNSYLVANIA 0.7%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	425	482

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 7.8%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (c)	$7,700	$474

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (c)	1,063	466
0.000% due 11/01/2051 (c)	1,283	513

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	450	354

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (c)	38	35
5.625% due 07/01/2027	245	250

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2032 (c)	81	48
0.000% due 07/01/2053 (d)	434	241
5.000% due 07/01/2062	125	115

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (c)	2,580	468

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	2,760	2,401

		5,365

TEXAS 1.5%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	160	105
12.000% due 12/01/2045	275	238

Texas Water Development Board Revenue Bonds, Series 2022
5.000% due 10/15/2057	650	701

		1,044

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. VIRGIN ISLANDS 1.0%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2039	$665	$667

VIRGINIA 1.1%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (c)	6,000	290
5.500% due 07/01/2044	500	468

		758

WISCONSIN 0.7%

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2022
4.000% due 12/01/2051	525	465

Total Municipal Bonds & Notes (Cost $120,845)		114,807

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (g) 0.2%
		153

Total Short-Term Instruments (Cost $153)		153

Total Investments in Securities (Cost $120,998)		114,960

Total Investments 168.1% (Cost $120,998)		$114,960

Auction Rate Preferred Shares (60.0)%		(41,025)

Other Assets and Liabilities, net (8.1)%		(5,538)

Net Assets Applicable to Common Shareholders 100.0%		$68,397

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.

(e)
Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200%	11/01/2054	11/18/2021	$2,258	$1,786	2.61%

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	65

Schedule of Investments	PIMCO New York Municipal Income Fund	(Cont.)	December 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$153	U.S. Treasury Notes 0.125% due 05/15/2023	$(156)	$153	$153

Total Repurchase Agreements						$(156)	$153	$153

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$153	$0	$0	$153	$(156)	$(3)

Total Borrowings and Other Financing Transactions	$153	$0	$0

(1)	Includes accrued interest.
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$210	$0	$210
California	0	1,935	0	1,935
Delaware	0	1,004	0	1,004
Indiana	0	650	0	650
New York	0	102,101	0	102,101
North Dakota	0	126	0	126
Pennsylvania	0	482	0	482
Puerto Rico	0	5,365	0	5,365

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Texas	$0	$1,044	$0	$1,044
U.S. Virgin Islands	0	667	0	667
Virginia	0	758	0	758
Wisconsin	0	465	0	465
Short-Term Instruments
Repurchase Agreements	0	153	0	153

Total Investments	$0	$114,960	$0	$114,960

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO New York Municipal Income Fund II	December 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 177.4%

MUNICIPAL BONDS & NOTES 176.5%

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$400	$280

CALIFORNIA 0.5%

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2021
4.000% due 12/01/2046	515	488

DELAWARE 1.5%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.167% due 10/01/2038	1,330	1,135
7.120% due 10/01/2038	235	225

		1,360

ILLINOIS 3.4%

Chicago, Illinois General Obligation Bonds, Series 2017
6.000% due 01/01/2038	2,000	2,111

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	1,000	1,025

		3,136

INDIANA 0.9%

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	850	850

NEW YORK 157.4%

Battery Park City Authority, New York Revenue Bonds, Series 2019
3.600% due 11/01/2038	995	995

Brookhaven Local Development Corp., New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	800	629

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	1,770	1,667

Build NYC Resource Corp., New York Revenue Bonds, Series 2023
5.250% due 07/01/2062 (a)	1,250	1,254

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2015
5.000% due 07/01/2045	3,000	3,063

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
4.000% due 07/01/2041	3,200	2,802
5.000% due 07/01/2046	1,000	1,001

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047	1,000	821

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
4.000% due 02/15/2039	1,500	1,455

Huntington Local Development Corp., New York Revenue Bonds, Series 2021
5.250% due 07/01/2056	700	536

Long Island Power Authority, New York Revenue Bonds, Series 2014
5.000% due 09/01/2044	3,500	3,546

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
3.620% due 11/01/2035	1,700	1,700

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	1,500	1,492

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	$1,200	$1,201

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2035	3,500	3,226

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,750	1,768

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 12/01/2041	1,400	1,242

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2046	1,140	991

Nassau County, New York General Obligation Bonds, Series 2022
4.250% due 04/01/2052	2,245	2,114

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 1999
3.450% due 01/01/2034	1,975	1,975

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2021
5.000% due 01/01/2058	1,638	801

Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006
5.125% due 06/01/2046	4,000	3,669

New York City Municipal Water Finance Authority, New York Revenue Bonds, (BABs), Series 2009
3.620% due 06/15/2041	1,300	1,300

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2016
4.000% due 07/15/2040	1,000	969

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2017
4.000% due 02/01/2044	2,000	1,884

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
4.000% due 08/01/2041	685	656

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
4.000% due 05/01/2044	1,500	1,412

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 05/01/2047	1,550	1,431

New York City Water & Sewer System, New York Revenue Bonds, Series 2016
4.000% due 06/15/2046	1,130	1,063

New York City Water & Sewer System, New York Revenue Bonds, Series 2018
5.000% due 06/15/2040	2,300	2,441

New York City Water & Sewer System, New York Revenue Bonds, Series 2019
5.000% due 06/15/2049	2,645	2,800

New York City, New York Housing Development Corp. Revenue Bonds, Series 2006
3.630% due 03/15/2036	300	300

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2022
4.000% due 06/15/2033	1,000	1,000

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.500% due 11/01/2045	750	845

New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	230	217
5.000% due 11/15/2045	1,000	989

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2050 (c)	30,000	5,951
0.000% due 06/01/2055 (c)	9,000	637

New York County, New York Tobacco Trust Revenue Bonds, Series 2016
5.000% due 06/01/2036	1,000	1,014
5.000% due 06/01/2041	1,000	1,010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	$3,130	$3,441

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	4,000	3,643

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	2,135	1,931

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	1,500	1,404

New York State Dormitory Authority Revenue Bonds, (AMBAC Insured), Series 2005
5.500% due 05/15/2031	3,490	4,118

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047	750	702
5.000% due 12/01/2030	1,000	1,023
5.000% due 12/01/2033	800	804

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 08/01/2037	2,750	2,431
4.000% due 03/15/2043	2,000	1,907
5.000% due 03/15/2044	2,625	2,751

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2041	1,000	1,059
5.000% due 07/01/2042	1,000	1,081
5.000% due 03/15/2047	2,000	2,095

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 02/15/2040	1,500	1,459
4.000% due 07/01/2050	4,665	4,311

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 07/01/2049	465	410
5.000% due 07/15/2050	465	467

New York State Environmental Facilities Corp. Revenue Bonds, Series 2022
4.000% due 06/15/2047	2,250	2,194

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (e)	2,600	2,322

New York State Thruway Authority Revenue Bonds, Series 2016
5.250% due 01/01/2056	1,480	1,530

New York State Thruway Authority Revenue Bonds, Series 2018
4.000% due 01/01/2036	1,000	1,006

New York State Thruway Authority Revenue Bonds, Series 2019
4.000% due 01/01/2050	1,775	1,614

New York State Urban Development Corp. Revenue Bonds, Series 2004
3.640% due 03/15/2033	900	900

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2041	2,500	2,677

New York State Urban Development Corp. Revenue Bonds, Series 2020
4.000% due 03/15/2049	2,000	1,833

New York State Urban Development Corp. Revenue Bonds, Series 2021
4.000% due 03/15/2047	1,250	1,175

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.250% due 01/01/2050	1,165	1,134

New York Transportation Development Corp. Revenue Bonds, Series 2022
4.000% due 12/01/2042	2,290	2,032

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
5.250% due 05/15/2034	500	503
5.250% due 05/15/2040	500	502

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	67

Schedule of Investments	PIMCO New York Municipal Income Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2040	$1,450	$1,586
5.000% due 12/01/2043	1,000	1,086

Port Authority of New York & New Jersey Revenue Bonds, Series 2017
5.250% due 10/15/2057	6,865	7,162

Port Authority of New York & New Jersey Revenue Bonds, Series 2020
4.000% due 07/15/2060	400	342

Schenectady County Capital Resource Corp. Union College Project, New York Revenue Bonds Series 2022
5.000% due 07/01/2032	470	544

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.125% due 11/01/2041	475	373

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	5,000	518
4.000% due 06/01/2050	750	627

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
4.000% due 05/15/2057	1,500	1,401

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
4.000% due 11/15/2048	2,800	2,574

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2041	1,000	1,068
5.000% due 11/15/2043	750	798

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2022
5.000% due 05/15/2057	2,510	2,641

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2034	1,800	1,937

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2035	3,000	3,064
5.000% due 06/01/2041	500	505

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	1,000	758

Westchester County, New York Local Development Corp. Revenue Bonds, Series 2014
5.500% due 05/01/2042	1,000	1,004

		146,314

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(b)	$320	$176

PENNSYLVANIA 0.7%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	560	635

PUERTO RICO 7.4%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (c)	10,200	632

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (c)	1,438	631
0.000% due 11/01/2051 (c)	944	348

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	550	432

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (c)	51	47
5.625% due 07/01/2027	329	335

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2032 (c)	30	18
0.000% due 07/01/2053 (d)	456	253
5.000% due 07/01/2062	46	43

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (c)	3,900	707

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	3,950	3,437

		6,883

TEXAS 1.6%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	220	145
12.000% due 12/01/2045	400	346

Texas Water Development Board Revenue Bonds, Series 2022
5.000% due 10/15/2057	890	959

		1,450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. VIRGIN ISLANDS 1.0%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2039	$905	$908

VIRGINIA 0.9%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (c)	8,000	386
5.500% due 07/01/2044	500	468

		854

WISCONSIN 0.7%

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2022
4.000% due 12/01/2051	720	638

Total Municipal Bonds & Notes (Cost $171,401)		163,972

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (f) 0.9%
		859

Total Short-Term Instruments (Cost $859)		859

Total Investments in Securities (Cost $172,260)		164,831

Total Investments 177.4% (Cost $172,260)		$164,831

Auction Rate Preferred Shares (62.4)%		(58,000)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (16.0)%		(14,869)

Other Assets and Liabilities, net 1.0%		975

Net Assets Applicable to Common Shareholders 100.0%		$92,937

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.
(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200%	11/01/2054	11/18/2021	$2,935	$2,322	2.50%

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$859	U.S. Treasury Bills 0.000% due 06/29/2023	$(876)	$859	$859

Total Repurchase Agreements						$(876)	$859	$859

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$859	$0	$0	$859	$(876)	$(17)

Total Borrowings and Other Financing Transactions	$859	$0	$0

(1)	Includes accrued interest.
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$280	$0	$280
California	0	488	0	488
Delaware	0	1,360	0	1,360
Illinois	0	3,136	0	3,136
Indiana	0	850	0	850
New York	0	146,314	0	146,314
North Dakota	0	176	0	176
Pennsylvania	0	635	0	635
Puerto Rico	0	6,883	0	6,883

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Texas	$0	$1,450	$0	$1,450
U.S. Virgin Islands	0	908	0	908
Virginia	0	854	0	854
Wisconsin	0	638	0	638
Short-Term Instruments
Repurchase Agreements	0	859	0	859

Total Investments	$0	$164,831	$0	$164,831

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	69

Schedule of Investments	PIMCO New York Municipal Income Fund III

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 177.1%

MUNICIPAL BONDS & NOTES 170.2%

ARIZONA 0.3%

Arizona Industrial Development Authority Revenue Bonds, Series 2020
7.750% due 07/01/2050	$150	$105

DELAWARE 1.5%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.167% due 10/01/2038	550	469
7.120% due 10/01/2038	95	91

		560

ILLINOIS 1.0%

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	400	403

INDIANA 0.9%

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	350	350

NEW YORK 153.4%

Brookhaven Local Development Corp., New York Revenue Bonds, Series 2020
4.000% due 11/01/2055	400	314

Broome County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2020
4.000% due 04/01/2050	250	220

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	740	697

Build NYC Resource Corp., New York Revenue Bonds, Series 2023
5.250% due 07/01/2062 (a)	500	502

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	750	751

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2022
4.000% due 07/01/2049	435	403

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047	500	410

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2021
4.000% due 02/15/2039	750	728

Huntington Local Development Corp., New York Revenue Bonds, Series 2021
5.250% due 07/01/2056	300	230

Long Island Power Authority, New York Revenue Bonds, Series 2020
4.000% due 09/01/2039	500	495

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2042	2,000	1,958

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2039	2,000	1,989

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,750	1,768

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
4.000% due 12/01/2046	465	404

Nassau County, New York General Obligation Bonds, Series 2022
4.250% due 04/01/2052	950	894

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2021
5.000% due 01/01/2058	$341	$167

New York City Industrial Development Agency, New York Revenue Bonds, (AGM Insured), Series 2021
4.000% due 01/01/2032	1,000	1,047

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.250% due 07/15/2036	1,000	1,100

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,015

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 05/01/2047	500	462

New York City Trust for Cultural Resources, New York Revenue Bonds, Series 2014
5.000% due 08/01/2043	2,000	2,024

New York City Water & Sewer System, New York Revenue Bonds, Series 2016
4.000% due 06/15/2046	465	437

New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,590	2,616

New York City, New York General Obligation Bonds, Series 2017
3.400% due 10/01/2046	400	400

New York City, New York General Obligation Bonds, Series 2018
5.000% due 04/01/2045	900	945

New York City, New York Housing Development Corp. Revenue Bonds, Series 2006
3.630% due 10/15/2041	400	400

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2022
5.000% due 06/15/2047	750	806

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.250% due 11/01/2048	1,500	1,640
5.500% due 11/01/2045	250	281

New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2045	500	495

New York County, New York Tobacco Trust Revenue Bonds, Series 2001
5.750% due 06/01/2043	330	336

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2050 (c)	10,000	1,984
0.000% due 06/01/2055 (c)	7,500	531

New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	2,400	2,661

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,750	1,594

New York Power Authority Revenue Bonds, Series 2020
4.000% due 11/15/2055	1,000	904

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	750	702

New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	750	752

New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047	250	234
5.000% due 12/01/2036	1,000	987

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2037	1,000	1,073

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2047	2,500	2,619

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 07/01/2050	$1,980	$1,832

New York State Dormitory Authority Revenue Bonds, Series 2022
4.000% due 07/01/2049	190	167
5.000% due 07/15/2050	190	191

New York State Environmental Facilities Corp. Revenue Bonds, Series 2022
4.000% due 06/15/2047	1,000	975

New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020
4.200% due 11/01/2054 (e)	1,000	893

New York State Urban Development Corp. Revenue Bonds, Series 2021
4.000% due 03/15/2047	500	470

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.250% due 01/01/2050	480	467

New York Transportation Development Corp. Revenue Bonds, Series 2022
4.000% due 12/01/2042	940	834

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
5.250% due 05/15/2034	500	503
5.250% due 05/15/2040	500	502

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2040	350	383
5.000% due 12/01/2043	500	543

Port Authority of New York & New Jersey Revenue Bonds, Series 2017
5.250% due 10/15/2057	2,500	2,608

Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.000% due 07/15/2036	500	543

Port Authority of New York & New Jersey Revenue Bonds, Series 2020
4.000% due 07/15/2060	250	214

Schenectady County Capital Resource Corp. Union College Project, New York Revenue Bonds Series 2022
5.000% due 07/01/2032	190	220

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
5.125% due 11/01/2041	200	157

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	5,000	518
4.000% due 06/01/2050	250	209

The Genesee County Funding Corporation Tax‑Exempt, New York Revenue Bonds, Series 2022
5.250% due 12/01/2052	500	507

Triborough Bridge & Tunnel Authority Sales Tax, New York Revenue Bonds, Series 2022
4.000% due 05/15/2057	750	700

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2043	750	798

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
5.000% due 05/15/2051	405	429

Troy Capital Resource Corp., New York Revenue Bonds, Series 2020
5.000% due 09/01/2034	585	630

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2041	2,000	2,019

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	500	379

		58,666

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH DAKOTA 0.2%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
7.000% due 12/15/2043 ^(b)	$130	$72

PENNSYLVANIA 0.7%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	225	255

PUERTO RICO 8.2%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (c)	4,400	270

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (c)	576	253
0.000% due 11/01/2051 (c)	829	332

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	250	196

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (c)	21	19
5.625% due 07/01/2027	69	70

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2032 (c)	53	31
0.000% due 07/01/2053 (d)	255	142
5.000% due 07/01/2062	81	75

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	$3,850	$953

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	900	783

		3,124

TEXAS 0.5%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	90	59
12.000% due 12/01/2045	150	130

		189

U.S. VIRGIN ISLANDS 1.0%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2039	370	371

VIRGINIA 1.1%

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (c)	4,000	193
5.500% due 07/01/2044	250	234

		427

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.4%

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2060 (c)	$2,000	$283

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2022
4.000% due 12/01/2051	295	261

		544

Total Municipal Bonds & Notes (Cost $67,676)		65,066

SHORT-TERM INSTRUMENTS 6.9%

REPURCHASE AGREEMENTS (f) 6.9%
		2,639

Total Short-Term Instruments (Cost $2,639)		2,639

Total Investments in Securities (Cost $70,315)		67,705

Total Investments 177.1% (Cost $70,315)		$67,705

Auction Rate Preferred Shares (77.0)%		(29,450)

Other Assets and Liabilities, net (0.1)%		(15)

Net Assets Applicable to Common Shareholders 100.0%		$38,240

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.
(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
New York State Housing Finance Agency Revenue Bonds, (FHA Insured), Series 2020	4.200%	11/01/2054	11/18/2021	$1,129	$893	2.34%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$2,639	U.S. Treasury Bills 0.000% due 06/29/2023	$(2,692)	$2,639	$2,639

Total Repurchase Agreements						$(2,692)	$2,639	$2,639

See Accompanying Notes	ANNUAL REPORT	|	DECEMBER 31, 2022	71

Schedule of Investments	PIMCO New York Municipal Income Fund III	(Cont.)	December 31, 2022

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY
The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,639	$0	$0	$2,639	$(2,692)	$(53)

Total Borrowings and Other Financing Transactions	$2,639	$0	$0

(1)	Includes accrued interest.
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$105	$0	$105
Delaware	0	560	0	560
Illinois	0	403	0	403
Indiana	0	350	0	350
New York	0	58,666	0	58,666
North Dakota	0	72	0	72
Pennsylvania	0	255	0	255
Puerto Rico	0	3,124	0	3,124

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Texas	$0	$189	$0	$189
U.S. Virgin Islands	0	371	0	371
Virginia	0	427	0	427
Wisconsin	0	544	0	544
Short-Term Instruments
Repurchase Agreements	0	2,639	0	2,639

Total Investments	$0	$67,705	$0	$67,705

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements	December 31, 2022

1. ORGANIZATION
PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II and PIMCO New York Municipal Income Fund III (each a “Fund” and collectively, the “Funds”) are organized as closed‑end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PIMCO Municipal Income Fund	May 9, 2001

PIMCO Municipal Income Fund II	March 29, 2002

PIMCO Municipal Income Fund III	August 20, 2002

PIMCO California Municipal Income Fund	May 10, 2001

PIMCO California Municipal Income Fund II	March 29, 2002

PIMCO California Municipal Income Fund III	August 20, 2002

PIMCO New York Municipal Income Fund	May 10, 2001

PIMCO New York Municipal Income Fund II	March 29, 2002

PIMCO New York Municipal Income Fund III	August 20, 2002
Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex‑dividend date, except certain dividends from foreign securities where the ex‑dividend date may have passed, which are recorded as soon as a Fund is informed of the ex‑dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.
Debt obligations may be placed on non‑accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non‑accrual status when the issuer resumes interest payments or when collectability of interest is probable.
(b) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Municipal Income Fund	Monthly	Monthly

PIMCO Municipal Income Fund II	Monthly	Monthly

PIMCO Municipal Income Fund III	Monthly	Monthly

PIMCO California Municipal Income Fund	Monthly	Monthly

PIMCO California Municipal Income Fund II	Monthly	Monthly

PIMCO California Municipal Income Fund III	Monthly	Monthly

PIMCO New York Municipal Income Fund	Monthly	Monthly

PIMCO New York Municipal Income Fund II	Monthly	Monthly

PIMCO New York Municipal Income Fund III	Monthly	Monthly
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax‑exempt interest and any investment company taxable income, and may distribute its net capital gain. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

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Notes to Financial Statements	(Cont.)

As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.
Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid‑in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax‑related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.
Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net
Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.
(c) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020‑04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020‑04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022‑06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.
In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value‑at‑risk leverage limit and certain derivatives risk management program and reporting requirements. The effective date for the rule was February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Funds’ financial statements.
In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in

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connection with the rule and has determined that there was no material impact to the Funds’ financial statements.
In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Funds’ financial statements.
In June 2022, the FASB issued ASU 2022‑03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022‑03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022‑03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.
In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18‑month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
(a) Investment Valuation Policies  The NAV of a Funds’ shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Funds or class, less any liabilities, as applicable, by the total number of shares outstanding.
On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading
(normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the normally scheduled NYSE Close for such day or such other time that each Fund may determine.
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non‑U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non‑U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a‑5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a‑5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

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Notes to Financial Statements	(Cont.)

Domestic and foreign (non‑U.S.) fixed income securities, non‑exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open‑end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.
If a foreign (non‑U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non‑U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non‑U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non‑U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non‑U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non‑U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.
Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.
(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.
In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.
For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for

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reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.
(c) Valuation Techniques and the Fair Value Hierarchy Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:
Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.
Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non‑U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.
Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.
When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Investments in Securities
The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.
Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.
Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

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Notes to Financial Statements	(Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations
When‑Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.
The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.
(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre‑determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri‑party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to a Fund.
(b) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.
The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.
A TOB Residual held by a Fund provides the Fund with the right to: (i) cause the holders of the TOB Floater to tender their notes at par,

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and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.
The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.
If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Fund holds a non‑recourse TOBs Residual or a recourse TOBs Residual. If a Fund holds a non‑recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets. If a Fund holds a recourse TOBs Residual, the Fund (and, indirectly, holders of the Fund’s Common Shares) would typically bear the losses. In particular, if a Fund holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Fund would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. Each Fund may invest in both non‑recourse and recourse TOBs Residuals to leverage its portfolio.
Each Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.
The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.
In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Fund) to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.
In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Funds hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Funds as the TOB residual holders.
The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity

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Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.
For the period ended December 31, 2022, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate

PIMCO Municipal Income Fund	$47,690	1.35%

PIMCO Municipal Income Fund II	169,365	1.43%

PIMCO Municipal Income Fund III	63,910	1.34%

PIMCO California Municipal Income Fund	37,300	1.30%

PIMCO California Municipal Income Fund II	28,430	1.36%

PIMCO California Municipal Income Fund III	29,532	1.31%

PIMCO New York Municipal Income Fund	18,402	1.01%

PIMCO New York Municipal Income Fund II**	8,933	1.37%

PIMCO New York Municipal Income Fund III**	5,945	1.02%

**	As of December 31, 2022, the Fund does not hold any tender option bonds.

6. PRINCIPAL AND OTHER RISKS
(a) Principal Risks
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a complete list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of this report.

	PIMCO Municipal Income Fund (PMF)	PIMCO Municipal Income Fund II (PML)	PIMCO Municipal Income Fund III (PMX)	PIMCO California Municipal Income Fund (PCQ)	PIMCO California Municipal Income Fund II (PCK)	PIMCO California Municipal Income Fund III (PZC)	PIMCO New York Municipal Income Fund (PNF)	PIMCO New York Municipal Income Fund II (PNI)	PIMCO New York Municipal Income Fund III (PYN)

AMT Bonds Risk	X	X	X	X	X	X	X	X	X

Asset Allocation Risk	X	X	X	X	X	X	X	X	X

California State Specific Risk	X	X	X	X	X	X	—	—	—

Call Risk	X	X	X	X	X	X	X	X	X

Counterparty Risk	X	X	X	X	X	X	X	X	X

Credit Risk	X	X	X	X	X	X	X	X	X

Cyber Security Risk	X	X	X	X	X	X	X	X	X

Derivatives Risk	X	X	X	X	X	X	X	X	X

Distribution Rate Risk	X	X	X	X	X	X	X	X	X

High Yield Securities Risk	X	X	X	X	X	X	X	X	X

Illinois State Specific Risk	X	X	X	—	—	—	—	—	—

Inflation/Deflation Risk	X	X	X	X	X	X	X	X	X

Insurance Risk	X	X	X	X	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X	X	X	X	X

Issuer Risk	X	X	X	X	X	X	X	X	X

Leverage Risk	X	X	X	X	X	X	X	X	X

Liquidity Risk	X	X	X	X	X	X	X	X	X

Management Risk	X	X	X	X	X	X	X	X	X

Market Disruptions Risk	X	X	X	X	X	X	X	X	X

Market Discount Risk	X	X	X	X	X	X	X	X	X

Market Risk	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Instruments Risk	X	X	X	X	X	X	X	X	X

Municipal Bond Market Risk	X	X	X	X	X	X	X	X	X

Municipal Bond Risk	X	X	X	X	X	X	X	X	X

Municipal Project-Specific Risk	X	X	X	X	X	X	X	X	X

New York State-Specific Risk	X	X	X	—	—	—	X	X	X

Non‑Diversification Risk	—	—	—	—	—	—	X	—	X

Operational Risk	X	X	X	X	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X	X	X	X	X

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	PIMCO Municipal Income Fund (PMF)	PIMCO Municipal Income Fund II (PML)	PIMCO Municipal Income Fund III (PMX)	PIMCO California Municipal Income Fund (PCQ)	PIMCO California Municipal Income Fund II (PCK)	PIMCO California Municipal Income Fund III (PZC)	PIMCO New York Municipal Income Fund (PNF)	PIMCO New York Municipal Income Fund II (PNI)	PIMCO New York Municipal Income Fund III (PYN)

Portfolio Turnover Risk	X	X	X	X	X	X	X	X	X

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities	X	X	X	X	X	X	X	X	X

Private Placement and Restricted Securities Risk	X	X	X	X	X	X	X	X	X

Puerto Rico Specific Risk	X	X	X	X	X	X	X	X	X

Regulatory Changes Risk	X	X	X	X	X	X	X	X	X

Regulatory Risk — LIBOR	X	X	X	X	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X	X	X	X	X

Repurchase Agreements Risk	X	X	X	X	X	X	X	X	X

Securities Lending Risk	X	X	X	X	X	X	X	X	X

Short Exposure Risk	X	X	X	X	X	X	X	X	X

Structured Investments Risk	X	X	X	X	X	X	X	X	X

Tax Risk	X	X	X	X	X	X	X	X	X

U.S. Government Securities Risk	X	X	X	X	X	X	X	X	X

Valuation Risk	X	X	X	X	X	X	X	X	X

AMT Bonds Risk  is the risk that investments by the Fund in AMT Bonds may expose the Fund to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. For shareholders subject to the federal alternative minimum tax, a portion of the Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability
Asset Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.
California State-Specific Risk  is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies, may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of California tax-exempt issuers to pay interest or repay principal.
Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding‑up, bankruptcy, or other analogous proceeding.
Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings.
Cyber Security Risk  is the risk that, as the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary

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information, suffer data corruption and/ or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.
Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit, management , counterparty, operational and legal risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over‑the‑counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.
Distribution Rate Risk  is the risk that, to the extent a Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.
High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.
Illinois State-Specific Risk  is the risk that by concentrating its investments in Illinois municipal bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of Illinois issuers to pay interest or repay principal.
Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.
Insurance Risk  is the risk that the Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts and the credit quality of the companies that provide such credit enhancements will affect the value of those securities. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.
Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.
Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.
Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.
Market Discount Risk  is the risk that the price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed‑end management investment companies frequently trade at a discount from their net asset value.
Market Disruptions Risk  is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.
Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.
Municipal Bond Market Risk  is the risk that the Fund may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Fund as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.
Municipal Bond Risk  is the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.
Municipal Project-Specific Risk  is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.
New York State-Specific Risk  is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies, may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal.
Non‑Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non‑diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”
Operational Risk  is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.
Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark‑ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result

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in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after‑tax returns.
Potential Conflicts of Interest Risk — Allocation of Investment Opportunities  is the risk that PIMCO’s interests or the interests of its clients may conflict with those of the Funds and the results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.
Private Placement and Restricted Securities Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets. The Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.
Puerto Rico-Specific Risk  is the risk that by investing in Municipal Bonds issued by Puerto Rico or its instrumentalities, the Fund may be affected by certain developments, such as political, economic, environmental, social, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal.
Regulatory Changes Risk  is the risk that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objective(s). Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.
Regulatory Risk — LIBOR  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.
Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.
Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Securities Lending Risk  is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party, which may be an affiliate of the Fund, arranging the loan.
Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.
Structured Investments Risk  is the risk that the Fund’s investment in structured products, including, structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.
Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund

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would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.
U.S. Government Securities Risk  is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default.
Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
(b) Other Risks
In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.
7. MASTER NETTING ARRANGEMENTS
A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.
Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre‑arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.
Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, a Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of

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daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.
8. FEES AND EXPENSES
(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.
Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate(1)

PIMCO Municipal Income Fund	0.705%

PIMCO Municipal Income Fund II	0.685%

PIMCO Municipal Income Fund III	0.705%

PIMCO California Municipal Income Fund	0.705%

PIMCO California Municipal Income Fund II	0.705%

PIMCO California Municipal Income Fund III	0.715%

PIMCO New York Municipal Income Fund	0.770%

PIMCO New York Municipal Income Fund II	0.735%

PIMCO New York Municipal Income Fund III	0.860%

(1)	Management fees calculated based on the Fund’s average daily NAV (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Board (for example, so‑called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Funds, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.
Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed‑end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed‑End Funds”), as well as PIMCO California Flexible Municipal Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment

86	PIMCO CLOSED-END FUNDS

December 31, 2022

company managed by PIMCO that is operated as an “interval fund” and PIMCO Managed Accounts Trust, an open‑end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.
The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.
9. RELATED PARTY TRANSACTIONS
The Manager is a related party. Fees payable to this party are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.
Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended December 31, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/Loss

PIMCO Municipal Income Fund	$20,020	$38,847	$(2,373)

PIMCO Municipal Income Fund II	24,599	69,665	(5,029)

PIMCO Municipal Income Fund III	12,595	24,272	(1,889)

PIMCO California Municipal Income Fund	10,375	11,445	(1,047)

Fund Name	Purchases	Sales	Realized Gain/Loss

PIMCO California Municipal Income Fund II	$7,662	$9,278	$(1,045)

PIMCO California Municipal Income Fund III	6,445	8,431	(667)

PIMCO New York Municipal Income Fund	4,160	5,488	(506)

PIMCO New York Municipal Income Fund II	5,504	7,229	(615)

PIMCO New York Municipal Income Fund III	1,902	1,790	(275)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
10. GUARANTEES AND INDEMNIFICATIONS
Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.
11. PURCHASES AND SALES OF SECURITIES
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark‑ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Municipal Income Fund	$0	$0	$184,057	$209,906

PIMCO Municipal Income Fund II	0	0	380,420	437,127

PIMCO Municipal Income Fund III	0	0	173,732	207,954

PIMCO California Municipal Income Fund	0	0	111,804	166,934

PIMCO California Municipal Income Fund II	0	0	112,091	148,701

PIMCO California Municipal Income Fund III	0	0	94,957	127,223

PIMCO New York Municipal Income Fund	0	0	60,084	74,413

PIMCO New York Municipal Income Fund II	0	0	78,594	87,813

PIMCO New York Municipal Income Fund III	0	0	29,268	39,350

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	DECEMBER 31, 2022	87

Notes to Financial Statements	(Cont.)

12. COMMON SHARES OFFERING
PIMCO Municipal Income Fund II (“PML”) has been authorized to issue an unlimited number of shares at a par value of $0.00001 per share (“Common Shares”).
As of the end of the reporting period, PML had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”).
PML has entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to which PML may offer and sell its Common Shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. PML will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under the Sales Agreement.

The aggregate dollar amount of Common Shares registered under PML’s Shelf Registration Statement (or its most recent prospectus supplement, if less than such registered amount) as of the end of the period and prior fiscal period were as follows:

	Year Ended 12/31/2022	Year Ended 12/31/2021

Common Shares registered (aggregate $)	$225,000,000	$0

Common Shares sold	2,215,907	0

Offering proceeds (net of offering costs)	$20,977,865	$0

13. PREFERRED SHARES
(a) Auction-Rate Preferred Shares  Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.
For the period ended December 31, 2022, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of December 31, 2022
PIMCO Municipal Income Fund
Series A	1,310	6.050%	0.078%	5.940%
Series B	1,367	6.384%	0.078%	6.050%
Series C	1,294	6.096%	0.078%	6.050%
Series D	1,388	6.338%	0.078%	6.050%
Series E	1,309	6.035%	0.078%	5.940%
PIMCO Municipal Income Fund II
Series A	2,279	6.050%	0.078%	5.940%
Series B	2,577	6.384%	0.078%	6.050%
Series C	2,422	6.096%	0.078%	6.050%
Series D	2,300	6.338%	0.078%	6.050%
Series E	2,353	6.035%	0.078%	5.940%
PIMCO Municipal Income Fund III
Series A	1,018	6.050%	0.078%	5.940%
Series B	1,190	6.384%	0.078%	6.050%
Series C	1,350	6.096%	0.078%	6.050%
Series D	1,334	6.338%	0.078%	6.050%
Series E	1,296	6.035%	0.078%	5.940%
PIMCO California Municipal Income Fund
Series A	1,575	8.250%	0.078%	5.940%
Series B	1,547	8.250%	0.078%	6.050%
Series C	1,703	8.229%	0.078%	5.940%

88	PIMCO CLOSED-END FUNDS

December 31, 2022

Fund Name	Shares Issued and Outstanding	High	Low	As of December 31, 2022
PIMCO California Municipal Income Fund II
Series A	1,154	6.050%	0.078%	5.940%
Series B	879	6.384%	0.078%	6.050%
Series C	1,235	6.096%	0.078%	6.050%
Series D	926	6.338%	0.078%	6.050%
Series E	953	6.035%	0.078%	5.940%
PIMCO California Municipal Income Fund III
Series A	1,920	6.384%	0.078%	6.050%
Series B	1,995	6.338%	0.078%	6.050%
PIMCO New York Municipal Income Fund
Series A	1,641	6.384%	0.078%	6.050%
PIMCO New York Municipal Income Fund II
Series A	1,178	6.096%	0.078%	6.050%
Series B	1,142	6.035%	0.078%	5.940%
PIMCO New York Municipal Income Fund III
Series A	1,178	6.050%	0.078%	5.940%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.
Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of Fund’s shares. In addition, ratings downgrades may result in an increase to the Fund’s Maximum Rate, as defined below.
Auction-Rate Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.
Since mid‑February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed‑end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below.

Applicable %		Reference Rate		Maximum Rate
The higher of 30‑day “AA” Financial Composite Commercial Paper Rates
110%[1]	x	OR	=	Maximum Rate for the Funds
The Taxable Equivalent of the Short-Term Municipal Obligation Rate[2]

[1]	150% if all or part of the dividend consists of taxable income or capital gain.
[2]
“Taxable Equivalent of the Short-Term Municipal Obligation Rate” means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P 7 Day Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal).

The maximum rate is a function of short-term interest rates and is typically, but not necessarily, higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for each Fund’s common shareholders could be adversely affected.
(b) Remarketable Variable Rate MuniFund Term Preferred Shares  On September 18, 2018, each of PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund II (each, a “RVMTP Fund” and collectively, the “RVMTP Funds”) issued a single series of Variable Rate MuniFund Term Preferred Shares, Series 2022 (the “VMTP Shares”).
On June 30, 2021, pursuant to the authority expressly vested in the Boards of Trustees of the RVMTP Funds, the Boards of Trustees of the RVMTP Funds authorized the redesignation (the “Redesignation”) of each Fund’s VMTP Shares as Remarketable Variable Rate MuniFund

ANNUAL REPORT	|	DECEMBER 31, 2022	89

Notes to Financial Statements	(Cont.)

Term Preferred Shares, Series 2051 (the “RVMTP Shares”, and together with the ARPS, the “Preferred Shares”). Pursuant to such authority, the Redesignation occurred on July 14, 2021 (the “Redesignation Date”). As redesignated, the RVMTP Shares have a term of 30 years, subject to remarketing every three years and in certain other instances.
In the RVMTP Funds’ Statements of Assets and Liabilities, the RVMTP Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. Any costs directly related to the September 18, 2018 issuance of the VMTP Shares were considered debt issuance costs and have been amortized into interest expense as of the Redesignation Date. Any costs directly related to the Redesignation are considered debt issuance costs and are being amortized into interest expense on a straight-line basis through the Early Term Redemption Date (defined below). The liquidation value of the RVMTP Shares in each RVMTP Fund’s Statements of Assets and Liabilities is shown as a liability and represents its liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The RVMTP Shares can be redeemed in whole or in part, at their liquidation preference of $100,000 per share plus any accumulated, unpaid dividends. On October 17, 2022, each of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II filed a notification of redemption on Form N-23C-2 under which the Funds may redeem up to 110, 100, 140, and 130 RVMTP Shares, respectively, on one or more occasions during the period from November 16, 2022 to May 16, 2023. On November 16, 2022, PIMCO Municipal Income Fund redeemed 51 RVMTP Shares, PIMCO California Municipal Income Fund redeemed 49 RVMTP Shares, PIMCO California Municipal Income Fund II redeemed 68 RVMTP Shares and PIMCO New York Municipal Income Fund II redeemed 61 RVMTP Shares, at their liquidation preference plus accumulated, unpaid dividends. The Funds have not redeemed any additional RVMTP Shares as of the date of this report.

Dividends paid with respect to the RVMTP Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected, with respect to the RVMTP Shares, as a component of interest expense in the Statements of Operations. For the period ended December 31, 2022, the amount of the RVMTP Shares outstanding, interest expense related to the dividends paid to RVMTP Shares and the daily weighted average interest rate, including issuance costs, can be found in the table below.

Fund Name	RVMTP Shares Outstanding	Interest Expense†	Weighted Average Interest Rate*

PIMCO Municipal Income Fund	182	$501	2.21%

PIMCO Municipal Income Fund II	687	1517	2.21

PIMCO Municipal Income Fund III	343	763	2.22

PIMCO California Municipal Income Fund	244	628	2.19

PIMCO California Municipal Income Fund II	275	728	2.18

PIMCO California Municipal Income Fund III	271	602	2.22

PIMCO New York Municipal Income Fund II	149	444	2.20

†	Amounts in thousands.
*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the table below.
For the period ended December 31, 2022, the dividend rate on the RVMTP Shares ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of December 31, 2022

PIMCO Municipal Income Fund

Series 2051	182	4.720%	0.960%	4.580%

PIMCO Municipal Income Fund II

Series 2051	687	4.720%	0.960%	4.580%

PIMCO Municipal Income Fund III

Series 2051	343	4.720%	0.960%	4.580%

PIMCO California Municipal Income Fund

Series 2051	244	4.720%	0.960%	4.580%

PIMCO California Municipal Income Fund II

Series 2051	275	4.720%	0.960%	4.580%

PIMCO California Municipal Income Fund III

Series 2051	271	4.720%	0.960%	4.580%

PIMCO New York Municipal Income Fund II

Series 2051	149	4.720%	0.960%	4.580%

90	PIMCO CLOSED-END FUNDS

December 31, 2022

Each RVMTP Fund, at its option, may designate special terms applicable to all of the outstanding RVMTP Shares for a certain period (a “Special Terms Period”) pursuant to a notice of special terms. Such special terms may differ from those provided in the current governing documents of the RVMTP Shares and may include, without limitation, changes to the dividend rate, dividend payment dates and redemption provisions; provided that such special terms do not affect the parity ranking of the RVMTP Shares to any other class or series of Preferred Shares then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation, or winding up of the affairs of the RVMTP Fund. No Special Terms Period with respect to a series of RVMTP Shares will become effective unless certain conditions are satisfied, including that all of the RVMTP Shares in such series are remarketed (except with respect to any RVMTP Shares whose holders have elected to retain their RVMTP Shares for the Special Terms Period).
In addition, a “Mandatory Tender Event” will occur on each date that is (i) 20 business days before each three-year anniversary since the Redesignation Date (each an “Early Term Redemption”, and the date on which such occurs, an “Early Term Redemption Date”), (ii) the date an RVMTP Fund delivers a notice designating a Special Terms Period, and (iii) 20 business days before the end of a Special Terms Period (provided that no subsequent Special Terms Period is designated). Upon the occurrence of a Mandatory Tender Event, all RVMTP Shares will be subject to mandatory tender (subject to the holders’ election to retain their RVMTP Shares) and the RVMTP Fund will issue or cause to be issued a notice of mandatory tender to the holders of the RVMTP Shares for remarketing on the corresponding Mandatory Tender Date. If any RVMTP Shares subject to a Mandatory Tender Event upon an Early Term Redemption Date of the RVMTP Shares or upon the end of a Special Terms Period (each, an “RVMTP Share Early Term Redemption Date”) have not been either retained by the holders or remarketed by the Mandatory Tender Date, the RVMTP Fund will redeem such RVMTP Shares on the RVMTP Share Early Term Redemption Date.
With respect to the Mandatory Tender Events described in clauses (i), (ii) and (iii) above, the corresponding “Mandatory Tender Date” means, respectively: (i) the date that is 180 calendar days following the Early Term Redemption Date, (ii) the date on which the related Special Terms Period becomes effective, and (iii) the last day of the related Special Terms Period (subject, in each case, to the holders’ election to retain their RVMTP Shares). No Mandatory Tender Event occurred during the period ended December 31, 2022.
Each RVMTP Fund is subject to certain limitations and restrictions while the RVMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude an RVMTP Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the RVMTP Shares at their liquidation preference plus any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the applicable RVMTP Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the RVMTP Shares and the ARPS based upon the proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of such RVMTP Fund’s preferred shares. Under the terms of a purchase agreement between each RVMTP Fund and the investor in the RVMTP Shares, each RVMTP Fund is subject to various investment requirements. These requirements may be more restrictive than those to which the RVMTP Fund is otherwise subject in accordance with its investment objective(s) and policies. In addition, each RVMTP Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the RVMTP Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the RVMTP Fund by the Act.
Each RVMTP Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the RVMTP Fund which are stocks for purposes of the Act, including the RVMTP Shares and ARPS, as set forth in such RVMTP Fund’s governing documents and the Act. One such requirement under the Act is that a RVMTP Fund is not permitted to declare or pay common share dividends unless immediately thereafter the RVMTP Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. The asset coverage per share for each RVMTP Fund is reported in the Financial Highlights and is disclosed as the product of the asset coverage ratio as of period end and the current liquidation preference.
With respect to the payment of dividends and as to the distribution of assets of each RVMTP Fund, ARPS and RVMTP Shares rank on parity with each other, and are both senior in priority to the RVMTP Funds’ outstanding common shares. Holders of preferred shares of each RVMTP Fund, who are entitled to one vote per share, including holders of RVMTP Shares and ARPS, generally vote together as one class with the common shareholders of each RVMTP Fund, but preferred shareholders (RVMTP Shares and ARPS together) vote separately as a class to elect two Trustees of each Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the Act, preferred shareholders, including holders of the RVMTP Shares and ARPS, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

ANNUAL REPORT	|	DECEMBER 31, 2022	91

Notes to Financial Statements	(Cont.)

The RVMTP Shares’ Dividend Rate (as defined below) is determined over the course of a seven‑day period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for RVMTP Shares for a given Rate Period are dependent on the RVMTP Share dividend rate for that Rate Period (the “RVMTP Share Dividend Rate”). The RVMTP Share Dividend Rate is equal to the greater of (i) the sum of the Index Rate1 plus the Applicable Spread2 for the Rate Period plus the “Failed Remarketing Spread”3, if any, and (ii) the sum of (a) the product of the Index Rate multiplied by the Applicable Multiplier4 for such Rate Period plus (b) 0.92% plus (c) the Failed Remarketing Spread, if any.5

Dividend Rate		Rate Period Fraction	Liquidation Preference			Dividend
		Number of days in the Rate Period (or a part thereof)
Dividend Rate	x	Divided by	x	100,000	=	Dividends per RVMTP Share
		Total number of days in the year

[1]
The Index Rate is determined by reference to a weekly, high-grade index comprised of seven‑day, tax‑exempt variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index.

[2]	The Applicable Spread for a Rate Period is a percentage per year that is based on the long-term rating most recently assigned by the applicable ratings agency to the RVMTP Shares.
[3]
In connection with a failed remarketing related to an Early Term Redemption, the Failed Remarketing Spread is (i) 0.75% for the first 59 days following the applicable Early Term Redemption Date, (ii) 1.00% for the 60th to the 89th day following such Early Term Redemption Date, (iii) 1.25% for the 90th to the 119th day following such Early Term Redemption Date, (iv) 1.50% for the 120th to the 149th day following such Early Term Redemption Date, and (v) 1.75% for the 150th day following such Early Term Redemption Date to the date of the associated mandatory redemption of the RVMTP Shares. In connection with a failed remarketing related to a Special Terms Period (each a “Failed Special Terms Period Remarketing”), the Failed Remarketing Spread means (i) for so long as two or more Failed Special Terms Period Remarketings have not occurred, 0.05%, and (ii) following the second occurrence of a Failed Special Terms Period Remarketing, 0.10% multiplied by the number of Failed Special Terms Period Remarketings that have occurred after the first Failed Special Terms Period Remarketing.

[4]	The Applicable Multiplier for a Rate Period is a percentage that is based on the long-term rating most recently assigned by the applicable ratings agency to the RVMTP Shares.
[5]	The Dividend Rate will in no event exceed 15% per year.

14. REGULATORY AND LITIGATION MATTERS
The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.
On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Funds.
The foregoing speaks only as of the date of this report.
15. FEDERAL INCOME TAX MATTERS
Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and
distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.
A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.
In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.
The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

92	PIMCO CLOSED-END FUNDS

As of December 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book‑to‑Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late‑Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Municipal Income Fund	$598	$0	$0	$(19,416)	$0	$(21,526)	$0	$0	$(40,344)

PIMCO Municipal Income Fund II	0	0	0	(37,407)	(4,180)	(59,195)	0	0	(100,782)

PIMCO Municipal Income Fund III	0	0	0	(21,967)	(710)	(24,833)	0	0	(47,510)

PIMCO California Municipal Income Fund	0	0	0	(10,151)	(1,055)	(16,551)	0	0	(27,757)

PIMCO California Municipal Income Fund II	0	0	0	(5,835)	(1,156)	(16,414)	0	0	(23,405)

PIMCO California Municipal Income Fund III	828	0	0	(8,661)	0	(14,462)	0	0	(22,295)

PIMCO New York Municipal Income Fund	0	0	0	(6,027)	(371)	(7,685)	0	0	(14,083)

PIMCO New York Municipal Income Fund II	0	0	0	(7,429)	(256)	(11,686)	0	0	(19,371)

PIMCO New York Municipal Income Fund III	0	0	0	(2,832)	(238)	(4,148)	0	0	(7,218)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)
Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on inverse floaters, RIB/TOB adjustments, interest accrued on defaulted securities, and other interest adjustments.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through December 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2022 through December 31, 2022 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.
As of December 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short‑Term	Long‑Term

PIMCO Municipal Income Fund	$12,729	$8,797

PIMCO Municipal Income Fund II	30,726	28,469

PIMCO Municipal Income Fund III	12,481	12,352

PIMCO California Municipal Income Fund	9,107	7,444

PIMCO California Municipal Income Fund II	10,049	6,365

PIMCO California Municipal Income Fund III	7,962	6,500

PIMCO New York Municipal Income Fund	2,275	5,410

PIMCO New York Municipal Income Fund II	5,611	6,075

PIMCO New York Municipal Income Fund III	934	3,214

†	A zero balance may reflect actual amounts rounding to less than one thousand.
As of December 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Municipal Income Fund	$468,061	$10,058	$(29,683)	$(19,625)

PIMCO Municipal Income Fund II	1,053,261	20,866	(57,938)	(37,702)

PIMCO Municipal Income Fund III	499,987	8,810	(30,907)	(22,097)

PIMCO California Municipal Income Fund	358,435	3,802	(13,015)	(9,213)

ANNUAL REPORT	|	DECEMBER 31, 2022	93

Notes to Financial Statements	(Cont.)	December 31, 2022

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Municipal Income Fund II	$379,868	$8,633	$(13,781)	$(5,148)

PIMCO California Municipal Income Fund III	313,539	3,530	(12,165)	(8,635)

PIMCO New York Municipal Income Fund	120,856	1,312	(7,208)	(5,896)

PIMCO New York Municipal Income Fund II	172,162	3,100	(10,431)	(7,331)

PIMCO New York Municipal Income Fund III	70,519	1,029	(3,843)	(2,814)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)
Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on inverse floaters, interest accrued on defaulted securities, and other interest adjustments.

For the fiscal years ended December 31, 2022 and December 31, 2021, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	December 31, 2022				December 31, 2021

	Tax‑Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax‑Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Municipal Income Fund	$19,763	$690	$0	$0	$16,634	$378	$0	$0

PIMCO Municipal Income Fund II	43,708	964	0	6,891	44,708	304	0	0

PIMCO Municipal Income Fund III	21,683	0	0	0	18,343	142	0	0

PIMCO California Municipal Income Fund	13,546	427	124	3,671	14,772	88	0	0

PIMCO California Municipal Income Fund II	14,231	242	0	634	12,387	93	0	0

PIMCO California Municipal Income Fund III	12,155	172	0	0	10,264	47	0	0

PIMCO New York Municipal Income Fund	3,935	99	0	804	3,964	27	0	0

PIMCO New York Municipal Income Fund II	6,457	154	0	0	5,380	57	0	0

PIMCO New York Municipal Income Fund III	2,425	61	0	587	2,451	19	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)
A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid‑in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS
In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On January 3, 2023, the following distributions were declared to common shareholders payable February 1, 2023 to shareholders of record on January 13, 2023:

PIMCO Municipal Income Fund	$0.042000 per common share

PIMCO Municipal Income Fund II	$0.039500 per common share

PIMCO Municipal Income Fund III	$0.033000 per common share

PIMCO California Municipal Income Fund	$0.036000 per common share

PIMCO California Municipal Income Fund II	$0.021500 per common share

PIMCO California Municipal Income Fund III	$0.029500 per common share

PIMCO New York Municipal Income Fund	$0.033500 per common share

PIMCO New York Municipal Income Fund II	$0.029500 per common share

PIMCO New York Municipal Income Fund III	$0.024800 per common share
On February 1, 2023, the following distributions were declared to common shareholders payable March 1, 2023 to shareholders of record on February 13, 2023:

PIMCO Municipal Income Fund	$0.042000 per common share

PIMCO Municipal Income Fund II	$0.039500 per common share

PIMCO Municipal Income Fund III	$0.033000 per common share

PIMCO California Municipal Income Fund	$0.036000 per common share

PIMCO California Municipal Income Fund II	$0.021500 per common share

PIMCO California Municipal Income Fund III	$0.029500 per common share

PIMCO New York Municipal Income Fund	$0.033500 per common share

PIMCO New York Municipal Income Fund II	$0.029500 per common share

PIMCO New York Municipal Income Fund III	$0.024800 per common share
There were no other subsequent events identified that require recognition or disclosure.

94	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II and PIMCO New York Municipal Income Fund III
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II and PIMCO New York Municipal Income Fund III (hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of cash flows for PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund and PIMCO New York Municipal Income Fund II for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations and each of the cash flows for PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund and PIMCO New York Municipal Income Fund II for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022 and each of the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
February 28, 2023
We have served as the auditor of one or more investment companies in PIMCO Non‑Taxable Closed‑End Funds since 2002.

ANNUAL REPORT	|	DECEMBER 31, 2022	95

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	CM	California Mortgage Insurance	PSF	Public School Fund

AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	Q‑SBLF	Qualified School Bond Loan Fund

BAM	Build America Mutual Assurance	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

BABs	Build America Bonds	TBA	To‑Be‑Announced

96	PIMCO CLOSED-END FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.
Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below.
Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended December 31, 2022 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022.
Qualified Interest Income and Qualified Short-Term Capital Gain (for non‑U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.
Section 163(j) Interest Dividends.  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)‑1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short‑Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO Municipal Income Fund	0%	0%	$20,453	$0	$0

PIMCO Municipal Income Fund II	0%	0%	51,563	0	0

PIMCO Municipal Income Fund III	0%	0%	21,683	0	0

PIMCO California Municipal Income Fund	0%	0%	17,428	188	0

PIMCO California Municipal Income Fund II	0%	0%	15,107	0	0

PIMCO California Municipal Income Fund III	0%	0%	12,327	0	0

PIMCO New York Municipal Income Fund	0%	0%	4,838	0	0

PIMCO New York Municipal Income Fund II	0%	0%	6,611	0	0

PIMCO New York Municipal Income Fund III	0%	0%	3,073	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. In January 2023, you will be advised on IRS Form 1099‑DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.
Section 199A Dividends.  Non‑corporate Fund shareholders of the Funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Municipal Income Fund	0%

PIMCO Municipal Income Fund II	0%

PIMCO Municipal Income Fund III	0%

PIMCO California Municipal Income Fund	0%

PIMCO California Municipal Income Fund II	0%

PIMCO California Municipal Income Fund III	0%

PIMCO New York Municipal Income Fund	0%

PIMCO New York Municipal Income Fund II	0%

PIMCO New York Municipal Income Fund III	0%

ANNUAL REPORT	|	JUNE 30, 2022	97

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a‑1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099‑DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

Municipal Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0540	$0.0000	$0.0000	$0.0540

August 2022	$0.0540	$0.0000	$0.0000	$0.0540

September 2022	$0.0540	$0.0000	$0.0000	$0.0540

October 2022	$0.0540	$0.0000	$0.0000	$0.0540

November 2022	$0.0540	$0.0000	$0.0000	$0.0540

December 2022	$0.0448	$0.0000	$0.0092	$0.0540

Municipal Income Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0387	$0.0000	$0.0203	$0.0590

August 2022	$0.0381	$0.0000	$0.0209	$0.0590

September 2022	$0.0375	$0.0000	$0.0215	$0.0590

October 2022	$0.0263	$0.0000	$0.0327	$0.0590

November 2022	$0.0367	$0.0000	$0.0223	$0.0590

December 2022	$0.0250	$0.0000	$0.0340	$0.0590

Municipal Income Fund III	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0460	$0.0000	$0.0000	$0.0460

August 2022	$0.0460	$0.0000	$0.0000	$0.0460

September 2022	$0.0460	$0.0000	$0.0000	$0.0460

October 2022	$0.0321	$0.0000	$0.0139	$0.0460

November 2022	$0.0309	$0.0000	$0.0151	$0.0460

December 2022	$0.0236	$0.0000	$0.0224	$0.0460

California Municipal Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0371	$0.0000	$0.0279	$0.0650

August 2022	$0.0345	$0.0000	$0.0305	$0.0650

September 2022	$0.0354	$0.0000	$0.0296	$0.0650

October 2022	$0.0237	$0.0000	$0.0413	$0.0650

November 2022	$0.0313	$0.0000	$0.0337	$0.0650

December 2022	$0.0123	$0.0000	$0.0527	$0.0650

California Municipal Income Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0240	$0.0000	$0.0080	$0.0320

August 2022	$0.0220	$0.0000	$0.0100	$0.0320

September 2022	$0.0232	$0.0000	$0.0088	$0.0320

October 2022	$0.0153	$0.0000	$0.0167	$0.0320

November 2022	$0.0196	$0.0000	$0.0124	$0.0320

December 2022	$0.0105	$0.0000	$0.0215	$0.0320

98	PIMCO CLOSED-END FUNDS

(Unaudited)

California Municipal Income Fund III	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0380	$0.0000	$0.0000	$0.0380

August 2022	$0.0380	$0.0000	$0.0000	$0.0380

September 2022	$0.0380	$0.0000	$0.0000	$0.0380

October 2022	$0.0380	$0.0000	$0.0000	$0.0380

November 2022	$0.0380	$0.0000	$0.0000	$0.0380

December 2022	$0.0380	$0.0000	$0.0000	$0.0380

New York Municipal Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0271	$0.0000	$0.0149	$0.0420

August 2022	$0.0251	$0.0000	$0.0169	$0.0420

September 2022	$0.0262	$0.0000	$0.0158	$0.0420

October 2022	$0.0168	$0.0000	$0.0252	$0.0420

November 2022	$0.0211	$0.0000	$0.0209	$0.0420

December 2022	$0.0165	$0.0000	$0.0255	$0.0420

New York Municipal Income Fund II	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0400	$0.0000	$0.0000	$0.0400

August 2022	$0.0400	$0.0000	$0.0000	$0.0400

September 2022	$0.0304	$0.0000	$0.0096	$0.0400

October 2022	$0.0188	$0.0000	$0.0212	$0.0400

November 2022	$0.0237	$0.0000	$0.0163	$0.0400

December 2022	$0.0168	$0.0000	$0.0232	$0.0400

New York Municipal Income Fund III	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0221	$0.0000	$0.0134	$0.0355

August 2022	$0.0220	$0.0000	$0.0135	$0.0355

September 2022	$0.0219	$0.0000	$0.0136	$0.0355

October 2022	$0.0151	$0.0000	$0.0204	$0.0355

November 2022	$0.0178	$0.0000	$0.0177	$0.0355

December 2022	$0.0148	$0.0000	$0.0207	$0.0355

*
The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	DECEMBER 31, 2022	99

Shareholder Meeting Results

Annual Shareholder Meeting Results
The Funds held their annual meetings of shareholders on December 16, 2022.
PIMCO Municipal Income Fund — PMF
Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re‑election of Deborah DeCotis and the election of Kathleen McCartney as Trustees of the Fund. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the re‑election of Sarah E. Cogan as a Trustee of the Fund.

	Affirmative	Withheld Authority

Re‑election of Deborah DeCotis — Class II to serve until the annual meeting held during the 2025 fiscal year	17,536,877	781,330

Election of Kathleen McCartney — Class II to serve until the annual meeting held during the 2025 fiscal year	17,536,877	781,330

Re‑Election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2025 fiscal year	6,258	175
The other members of the Board of Trustees at the time of the Meeting, namely, Ms. Vandecruze and Messrs. Fisher, Kittredge, Maney, Ogden and Rappaport continued to serve as Trustees of the Fund.
PIMCO Municipal Income Fund II — PML
Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re‑election of Deborah DeCotis and the election of Kathleen McCartney as Trustees of the Fund. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the re‑election of Sarah E. Cogan as a Trustee of the Fund.

	Affirmative	Withheld Authority

Re‑election of Deborah DeCotis — Class II to serve until the annual meeting held during the 2025 fiscal year	46,260,771	1,849,350

Election of Kathleen McCartney — Class II to serve until the annual meeting held during the 2025 fiscal year	46,260,771	1,849,350

Re‑Election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2025 fiscal year	10,430	844
The other members of the Board of Trustees at the time of the Meeting, namely, Ms. Vandecruze and Messrs. Fisher, Kittredge, Maney, Ogden and Rappaport continued to serve as Trustees of the Fund.
PIMCO Municipal Income Fund III — PMX
Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re‑election of Alan Rappaport and the election of Kathleen McCartney as Trustees of the Fund. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the re‑election of Joseph B. Kittredge, Jr. as a Trustee of the Fund.

	Affirmative	Withheld Authority

Re‑election of Alan Rappaport — Class II to serve until the annual meeting held during the 2025 fiscal year	21,745,364	1,329,602

Election of Kathleen McCartney — Class II to serve until the annual meeting held during the 2025 fiscal year	21,745,364	1,329,602

Re‑election of Joseph B. Kittredge, Jr. — Class II to serve until the annual meeting held during the 2025 fiscal year	5,303	573
The other members of the Board of Trustees at the time of the Meeting, namely, Mses. Cogan, DeCotis and Vandecruze and Messrs. Fisher, Maney and Ogden continued to serve as Trustees of the Fund.

100	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO California Municipal Income Fund — PCQ
Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re‑election of Deborah DeCotis and the election of Kathleen McCartney as Trustees of the Fund. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the re‑election of Sarah E. Cogan as a Trustee of the Fund.

	Affirmative	Withheld Authority

Re‑election of Deborah DeCotis — Class II to serve until the annual meeting held during the 2025 fiscal year	12,197,351	482,457

Election of Kathleen McCartney — Class II to serve until the annual meeting held during the 2025 fiscal year	12,197,351	482,457

Re‑Election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2025 fiscal year	4,403	204
The other members of the Board of Trustees at the time of the Meeting, namely, Ms. Vandecruze and Messrs. Fisher, Kittredge, Maney, Ogden and Rappaport continued to serve as Trustees of the Fund.
PIMCO California Municipal Income Fund II — PCK
Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re‑election of Deborah DeCotis and the election of Kathleen McCartney as Trustees of the Fund. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the re‑election of Sarah E. Cogan as a Trustee of the Fund.

	Affirmative	Withheld Authority

Re‑election of Deborah DeCotis — Class II to serve until the annual meeting held during the 2025 fiscal year	18,799,595	1,135,378

Election of Kathleen McCartney — Class II to serve until the annual meeting held during the 2025 fiscal year	18,799,595	1,135,378

Re‑Election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2025 fiscal year	3,789	856
The other members of the Board of Trustees at the time of the Meeting, namely, Ms. Vandecruze and Messrs. Fisher, Kittredge, Maney, Ogden and Rappaport continued to serve as Trustees of the Fund.
PIMCO California Municipal Income Fund III — PZC
Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re‑election of Alan Rappaport and the election of Kathleen McCartney as Trustees of the Fund. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the re‑election of Joseph B. Kittredge, Jr. as a Trustee of the Fund.

	Affirmative	Withheld Authority

Re‑election of Alan Rappaport — Class II to serve until the annual meeting held during the 2025 fiscal year	13,103,812	508,897

Election of Kathleen McCartney — Class II to serve until the annual meeting held during the 2025 fiscal year	13,103,812	508,897

Re‑election of Joseph B. Kittredge, Jr. — Class II to serve until the annual meeting held during the 2025 fiscal year	3,364	323
The other members of the Board of Trustees at the time of the Meeting, namely, Mses. Cogan, DeCotis and Vandecruze and Messrs. Fisher, Maney and Ogden continued to serve as Trustees of the Fund.
PIMCO New York Municipal Income Fund — PNF
Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re‑election of Deborah DeCotis and the election of Kathleen McCartney as Trustees of the Fund. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the re‑election of Sarah E. Cogan as a Trustee of the Fund.

	Affirmative	Withheld Authority

Re‑election of Deborah DeCotis — Class II to serve until the annual meeting held during the 2025 fiscal year	5,804,899	94,034

Election of Kathleen McCartney — Class II to serve until the annual meeting held during the 2025 fiscal year	5,804,899	94,034

Re‑Election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2025 fiscal year	1,305	82
The other members of the Board of Trustees at the time of the Meeting, namely, Ms. Vandecruze and Messrs. Fisher, Kittredge, Maney, Ogden and Rappaport continued to serve as Trustees of the Fund.

ANNUAL REPORT	|	DECEMBER 31, 2022	101

Shareholder Meeting Results	(Cont.)	(Unaudited)

PIMCO New York Municipal Income Fund II — PNI
Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re‑election of Deborah DeCotis and the election of Kathleen McCartney as Trustees of the Fund. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the re‑election of Sarah E. Cogan as a Trustee of the Fund.

	Affirmative	Withheld Authority

Re‑election of Deborah DeCotis — Class II to serve until the annual meeting held during the 2025 fiscal year	6,948,573	284,019

Election of Kathleen McCartney — Class II to serve until the annual meeting held during the 2025 fiscal year	6,948,573	284,019

Re‑Election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2025 fiscal year	2,015	62
The other members of the Board of Trustees at the time of the Meeting, namely, Ms. Vandecruze and Messrs. Fisher, Kittredge, Maney, Ogden and Rappaport continued to serve as Trustees of the Fund.
PIMCO New York Municipal Income Fund III — PYN
Common and Preferred Shareholders, voting together as a single class, voted as indicated below with respect to the re‑election of David Fisher and the election of Kathleen McCartney. The Preferred Shareholders, voting as a separate class, voted as indicated below with respect to the re‑election of Sarah E. Cogan.

	Affirmative	Withheld Authority

Re‑election of David Fisher† — Class II to serve until the annual meeting held during the 2025 fiscal year	3,770,438	176,351

Election of Kathleen McCartney — Class II to serve until the annual meeting held during the 2025 fiscal year	3,770,438	176,351

Re‑election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2025 fiscal year	1,043	25
Due to William B. Ogden, IV’s scheduled retirement from the Board of Trustees of all PIMCO Sponsored Closed‑End Funds at the end of 2022, he did not stand for re‑election as a Trustee of the Fund at the annual meeting of shareholders (the “Meeting”), and he was no longer a Trustee of the Fund following the Meeting.
The other members of the Board of Trustees at the time of the Meeting, namely, Mses. DeCotis and Vandecruze and Messrs. Kittredge, Maney, Ogden and Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

102	PIMCO CLOSED-END FUNDS

Changes to Boards of Trustees	(Unaudited)

Effective July 1, 2022, the Board of Trustees appointed Ms. Kathleen McCartney as a Class II Trustee of the Funds.
Effective December 31, 2022, Mr. William B. Ogden, IV retired from his position as Trustee of the Funds.

ANNUAL REPORT	|	DECEMBER 31, 2022	103

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.
Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus brokerage commissions.
How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the NAV per common share of each Fund is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.
The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.
Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.
Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

104	PIMCO CLOSED-END FUNDS

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.
Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33‑PIMCO; website: www.amstock.com.

ANNUAL REPORT	|	DECEMBER 31, 2022	105

Additional Information Regarding the Funds	(Unaudited)

CHANGES OCCURRING DURING PRIOR FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

1.
The Board of Trustees approved the elimination of a non‑fundamental investment guideline governing the amount of leverage each Fund can maintain and related asset segregation and coverage requirements that are no longer applicable to the Fund. Effective December 22, 2022, the following non‑fundamental guideline was removed and, accordingly, disclosure was removed from each Fund’s registration statement and is not included in the “Use of Leverage” section of this annual report:

The amount of leverage that the Fund uses may change, but total leverage is not normally expected to exceed 50% of the Fund’s total assets. To the extent the Fund covers its commitments under TOBs or other derivatives instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations, they will not be considered “senior securities” under the Investment Company Act of 1940 (“1940 Act”) and will not be subject to the 50% policy described in the foregoing sentence.
The following principal risk disclosures have been added with respect to each Fund:
Asset Allocation Risk
Credit Default Swaps Risk
Securities Lending Risk
Zero-Coupon Bond, Step‑Ups and Payment In‑Kind Securities Risk
Loans and Other Indebtedness; Loan Participations and Assignments Risk
Municipal Project Housing
Unresolved Staff Comments
The Funds do not believe that there are any material unresolved written comments, received 180 days or more before December 31, 2022 from the Staff of the SEC regarding any of the Funds’ periodic or current reports under the Securities Exchange Act or the Investment Company Act, or their registration statements.
Portfolio Transactions
The PIMCO Municipal Income Fund II had an effective registration statement as of December 31, 2022, and is, therefore, required to report the aggregate amounts of brokerage commissions paid by the Fund during the fiscal year ended December 31, 2022 (amounts in thousands†):

Fund Name	Total Commission Paid	Total Commission Paid to Affiliated Brokers

Municipal Income Fund	$0	$0

Municipal Income Fund II	$0	$0

Municipal Income Fund III	$0	$0

California Municipal Income Fund	$0	$0

California Municipal Income Fund II	$0	$0

California Municipal Income Fund III	$0	$0

New York Municipal Income Fund	$0	$0

New York Municipal Income Fund II	$0	$0

New York Municipal Income Fund III	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

106	PIMCO CLOSED-END FUNDS

Principal Investment Strategies	(Unaudited)

Unless otherwise noted, the information in this section is as of December 31, 2022.
INVESTMENT OBJECTIVES AND POLICIES
The investment objective of each of PCQ, PCK and PZC is to provide current income exempt from federal and California income tax. The investment objective of each of PMF, PML and PMX is to provide current income exempt from federal income tax. The investment objective of PNF, PNI and PYN is to provide current income exempt from federal, New York State and New York City income tax. In pursuing each Fund’s investment objective, the Fund’s investment manager, Pacific Investment Management Company LLC (“PIMCO or the “Investment Manager”), also seeks to preserve and enhance the value of the Fund’s holdings relative to the municipal bond market generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships. A Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.
Portfolio Management Strategies
Under normal circumstances, each of PCQ, PCK and PZC invests at least 90% of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PIMCO to be reliable), is exempt from regular federal and California income taxes (i.e., excluded from gross income for federal and California income tax purposes but not necessarily exempt from the federal alternative minimum tax (“California Municipal Bonds”)). Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.
Under normal circumstances, each of PMF, PML and PMX invests at least 90% of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PIMCO to be reliable), is exempt from regular federal income taxes (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax). Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.
Under normal circumstances, each of PNF, PNI and PYN invests at least 90% of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PIMCO to be reliable) is exempt from regular federal, New York State and New York City income taxes (i.e., excluded from gross income for federal, New York State and New York City income tax purposes but not necessarily exempt from the federal alternative minimum tax (“New York Municipal Bonds”)). Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.
Each Fund invests at least 80% of its net assets in municipal bonds that are, at the time of purchase, rated “investment grade” by at least one of Moody’s Investors Service, Inc (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but determined by PIMCO to be of comparable quality. “Investment grade” means a rating, in the case of Moody’s, of Baa3 or higher, or in the case of S&P and Fitch, of BBB‑ or higher. Each Fund may invest up to 20% of its net assets in municipal bonds that are, at the time of investment, rated Ba or B or lower by Moody’s, BB or B or lower by S&P or Fitch or that are unrated but judged to be of comparable quality by PIMCO. These bonds are rated below investment grade and are commonly known as “high yield securities” or “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “junk bonds.” Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.
Each Fund’s investment in municipal bonds may be based on PIMCO’s belief that they have attractive yield and/or total return potential. Each Fund attempts to produce returns relative to the municipal bond market generally by prudent selection of municipal bonds. The Funds may invest in bonds associated with a particular municipal market sector (for example, electric utilities), issued by a particular municipal issuer, or having particular structural characteristics, that PIMCO believes may be undervalued. PIMCO may purchase such a bond for a Fund’s portfolio because it represents a market sector or issuer that PIMCO considers undervalued. For example, municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) could be undervalued if there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued.
Portfolio Contents
For each of PML, PMF and PMX, the municipal bonds in which the Fund invests are generally issued by a U.S. state or territory, a city in a U.S. state or territory, or a political subdivision, agency, authority, or instrumentality of such state, territory or city.
For each of PCQ, PCK and PZC, the California Municipal Bonds in which the Fund invests are generally issued by the State of California,

ANNUAL REPORT	|	DECEMBER 31, 2022	107

Principal Investment Strategies	(Cont.)

a city in California, or a political subdivision, agency, authority, or instrumentality of such state or city, but may be issued by other U.S. states and/or U.S. territories, the interest from which is exempt from California and federal income taxes.
For each of PNF, PNI and PYN, the New York Municipal Bonds in which the Fund invests are generally issued by the State of New York, a city in New York (including New York City) or a political subdivision, agency, authority or instrumentality of such state or city, but may be issued by other U.S. states and/or U.S. territories, the interest from which is exempt from New York, New York City and federal income taxes.
Each of PCQ, PCK, PZC, PNF, PNI and PYN may also invest up to 10% of its net assets in municipal bonds issued by a U.S. state or territory, a city in a U.S. state or territory, or a political subdivision, agency, authority, or instrumentality of such state, territory or city, the interest from which is not exempt from California or New York and New York City income taxes, as applicable.
Also included within the general category of municipal bonds in which each Fund may invest are loans (including participations and assignments) and participations in lease obligations. A lease obligation is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local tax in the state of issuance. Lease obligations may be secured or unsecured. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged.
Each Fund may invest in “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market, such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting taxable and tax‑exempt bonds. Each such Fund may do so for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio (and thereby decreasing the Fund’s exposure to interest rate risk). The rate of interest on an income-producing security may be fixed, floating or variable.
Each Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value and overall credit risk posed by investments in such securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income.
Each Fund may buy and sell municipal bonds on a when-issued, delayed delivery or forward commitment basis, making payment or taking delivery at a later date. Each Fund may invest in floating rate debt instruments (“floaters”), including inverse floaters, and engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.
Each Fund may invest in trust certificates issued in tender option bond (“TOB”) programs. In these programs, a trust typically issues two classes of certificates, floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals”), and seeks to use the proceeds to purchase municipal securities having longer maturities and bearing interest at a higher fixed interest rate than prevailing short-term tax‑exempt rates. Service providers of such trusts may have recourse against a Fund in certain cases, such as if the Fund holds recourse TOB Residuals. Each Fund may invest in both non‑recourse and recourse TOB Residuals to leverage its portfolio.
Each Fund may also invest up to 10% of its total assets in securities of other open- or closed‑end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. Each Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when PIMCO believes share prices of other investment companies offer attractive values. Each Fund may invest in investment companies that are advised by PIMCO or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder of an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.
Each Fund may invest in securities of other open- or closed‑end investment companies (including those advised by PIMCO), including, without limitation, ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. Each Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. Each Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central

108	PIMCO CLOSED-END FUNDS

(Unaudited)

Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. Each Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, each Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of each Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent each Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments.
Each Fund generally intends to invest primarily in municipal bonds with longer-term maturities (for example, 15‑30 years), but may invest in bonds of any maturity and otherwise seek a shorter average weighted maturity of its portfolio.
Each Fund may purchase and sell (write) a variety of derivatives, such as put options and call options on securities, short sales, credit default swaps, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or as part of its overall investment strategy. Each Fund also may enter into swap agreements with respect to interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments.
Each of PCK, PZC, PML, PMX, PNI and PYN may invest up to 20% (and each of PCQ, PMF and PNF may invest up to 15%) of its net assets in securities which are illiquid at the time of investment (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).
There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.
Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time.
Each Fund has outstanding auction rate preferred shares of beneficial interest (“ARPS”) and, except for PNF and PYN, remarketable variable rate munifund term preferred shares of beneficial interest (“RVMTP” and together with the ARPS and any other preferred shares a Fund may have outstanding, “Preferred Shares”). In connection with rating each Fund’s Preferred Shares, Moody’s and Fitch, as applicable, impose specific asset coverage tests and other limitations and restrictions that may limit a Fund’s ability to engage in certain of the transactions described above. In addition, failure to comply with these limitations and restrictions could, among other things, preclude a Fund from declaring or paying dividend or distributions.
Temporary Defensive Investments.  Each Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep a Fund’s cash fully invested, each Fund may invest up to 100% of its net assets in high quality, short-term investments, including U.S. Government, mortgage-backed and corporate debt securities that may be either tax‑exempt or taxable.
To the extent a Fund invests in taxable short-term investments, such Fund will not at such times be in a position to achieve its investment objective.
Use of Leverage
Each Fund currently utilizes leverage principally through its outstanding Preferred Shares and floating rate notes issued in TOB transactions. Each Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments. Each Fund may also determine to issue other types of Preferred Shares or determine to decrease the leverage it currently maintains by redeeming its outstanding Preferred Shares or unwinding TOBs and may or may not determine to replace such leverage through other sources.
Depending upon market conditions and other factors, a Fund may or may not determine to add leverage following a Common Share offering to maintain or increase the total amount of leverage (as a percentage of the Fund’s total assets) that the Fund currently maintains, taking into account the additional assets raised through the issuance of Common Shares in such offering. Each Fund utilizes certain kinds of leverage, including, without limitation, Preferred Shares and TOBs, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment,

ANNUAL REPORT	|	DECEMBER 31, 2022	109

Principal Investment Strategies	(Cont.)	(Unaudited)

interest rate trends, market conditions and other factors. If a Fund determines to add leverage following an offering, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part because it is not possible to predict the number of Common Shares that ultimately will be sold in an offering or series of offerings. To the extent that a Fund does not add additional leverage following an offering, the Fund’s total amount of leverage as a percentage of its total assets will decrease, which could result in a reduction of investment income available for distribution to Common Shareholders.

110	PIMCO CLOSED-END FUNDS

Principal Risks of the Funds	(Unaudited)

The information in this section is as of December 31, 2022.
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investments, investment company investments or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.
AMT Bonds Risk
Investments by the Funds in “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, may expose the Funds to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. For shareholders subject to the federal alternative minimum tax, a portion of a Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.
Anti-Takeover Provisions
Each Fund’s Amended and Restated Agreement and Declaration of Trust and Bylaws (collectively, the “Organizational Documents”), include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open‑end status. These provisions in the Organizational Documents could have the effect of depriving the holders of the Fund’s common shares of beneficial interest (“Common Shares”) of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.
Asset Allocation Risk
A Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in a Fund is that PIMCO may make less than optimal or poor asset allocation decisions. PIMCO employs an active approach to allocation among multiple fixed-income sectors within a Fund’s investment objectives and strategies, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.
California State-Specific Risk
A Fund may invest in municipal bonds issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies, and therefore may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of California tax exempt issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations.
Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics or social unrest could have an adverse effect on the debt obligations of California issuers.
Call Risk
Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Certain Affiliations
Certain broker-dealers may be considered to be affiliated persons of the Funds and/or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager, or another Allianz entity. Allianz Asset Management of America LP (“AAM LP”) merged with Allianz Asset Management of America LLC (“AAM LLC”), with the latter being the surviving entity, effective January 1, 2023. Following the merger, AAM LLC is PIMCO LLC’s managing member and direct parent entity. Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an

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affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.
PIMCO has applied for exemptive relief from the SEC that, if granted, would permit the Fund to, among other things, co‑invest with certain other persons, including certain affiliates of PIMCO and certain public or private funds managed by PIMCO and its affiliates, subject to certain terms and conditions. However, there is no assurance that such relief will be granted.
Confidential Information Access Risk
In managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non‑public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by a Fund may offer to provide PIMCO with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.
Counterparty Risk
A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that a Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and a Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding‑up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. While a Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.
Credit Default Swaps Risk
Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.
Although a Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or a Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.
The market for credit default swaps has become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. A Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation or another third party). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a

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short period of time could increase the risk that the Fund may not receive adequate collateral. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.
Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. The downgrade of the credit of a security held by a Fund may decrease its value. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. This risk is greater to the extent a Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.
Cybersecurity Risk
As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including outside attacks such as denial‑of‑service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, or insider actions. In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, sub‑advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value.
Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.
Derivatives Risk
The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, including leverage risk, liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, counterparty risk, tax risk, management risk, operational risk and legal risk as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that

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changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, a Fund could lose more than the amount invested and derivatives may increase the volatility of a Fund, especially in unusual or extreme market conditions. A Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.
Over‑the‑counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse itself.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If a Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of a Fund and its counterparty.
Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, a Fund will be subject to increased liquidity and investment risk.
The Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains).
Consequently, Common Shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund, at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization.
Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.
When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund’s hedging transactions will be effective. In such case, a Fund may lose money. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of a Fund’s derivative transactions, impede the employment of a Fund’s derivatives strategies, or adversely affect a Fund’s performance and cause a Fund to lose value.

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Distribution Rate Risk
Although the Funds may seek to maintain level distributions, a Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.
For instance, during periods of low or declining interest rates, a Fund’s distributable income and dividend levels may decline for many reasons. For example, a Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by a Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.
Focused Investment Risk
Substantial exposure to municipal bonds of particular issuers, geographies and/or jurisdictions will result in susceptibility to political, economic, regulatory and other factors affecting issuers of such bonds, their ability to meet their obligations and the economic condition of the facility or specific revenue source from whose revenues payments of obligations may be made. The ability of state, county, or local governments or other issuers to meet their obligations will depend primarily on the availability of tax and other revenues to those entities. The amounts of tax and other revenues available to issuers may be affected from time to time by economic, political and demographic conditions that specifically impact such issuers. In addition, there are constitutional and statutory restrictions that limit the power of certain issuers to raise revenues or increase taxes. The availability of federal, state and local aid to issuers may also affect their ability to meet their obligations. The creditworthiness of obligations issued by local issuers within a given state may be unrelated to the creditworthiness of obligations issued by the state and there is no obligation on the part of the state to make payment on such local obligations in the event of default. Any reduction in the actual or perceived ability of an issuer to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could adversely affect the values of other bonds as well. Moreover, in such circumstances, the value of the Fund’s shares may fluctuate more widely than the value of shares of a more diversified fund.
Many factors, including national economic, social and environmental policies and conditions, which are not within the control of issuers, could affect or could have an adverse impact on the financial condition of the issuers. A Fund is unable to predict whether or to what extent such factors or other factors may affect issuers, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds.
High Yield Securities Risk
To the extent that a Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV and market price of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities at an advantageous time or price. A Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.
Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. These factors may result in a Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in a Fund should be considered speculative. To the extent that a Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), a Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV and market price of a Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities at an advantageous time or price. A Fund

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may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks
In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on a Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default, and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. A Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.
An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on a Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in a Fund’s portfolio may become illiquid or less liquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent a Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in a Fund should be considered speculative
A Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.
Illinois State-Specific Risk
A Fund may invest in municipal bonds issued by or on behalf of the State of Illinois and its political subdivisions, financing authorities and their agencies, and therefore may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of Illinois issuers to pay interest or repay principal. Certain issuers of Illinois municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain Illinois issuers to pay principal or interest on their obligations. Provisions of the Illinois Constitution and State statutes which limit the taxing and spending authority of Illinois governmental entities may impair the ability of Illinois issuers to pay principal and/or interest on their obligations. While Illinois’ economy is broad, it does have major concentrations in certain industries and may be sensitive to economic problems affecting those industries. Future Illinois political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics or social unrest could have an adverse effect on the debt obligations of Illinois issuers.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Inflation has recently increased and it cannot be predicted whether it may decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and Common Shares.
Insurance Risk
A Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub‑prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. If the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security may be more relevant and the value of the municipal security may more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

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Interest Rate Risk
Interest rate risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Recently, inflation levels have been at their highest point in nearly 40 years, and the Federal Reserve has begun an aggressive campaign to raise certain benchmark interest rates in an effort to combat inflation. During any periods of rising inflation, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.
Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.
Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.
Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.
During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of a Fund. This is especially the case if a Fund consists of securities with widely varying durations. Therefore, if a Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent a Fund uses leverage or derivatives in connection with the management of the Fund.
Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if a Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.
Rising interest rates may result in a decline in value of the Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.
Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance,

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financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by a Fund and to the issuers of securities and other instruments in which the Fund invests.
Leverage Risk
A Fund’s use of leverage, if any, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that a Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. A Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objective and policies. Interest expense payable by a Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to any preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as a Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to a Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if a Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that a Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by a Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.
Leverage creates several major types of risks for Common Shareholders, including:

∎	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

∎	the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and
∎	the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if a Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.
In addition, the counterparties to a Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to a Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Successful use of dollar rolls may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, a Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom a Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
The Fund’s use, if any, of total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives may give rise to associated leverage risks described above, and may adversely affect a Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it is leveraged through use of these derivative strategies.
Any preferred shares, tender option bonds, total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by a Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s Common Shares.

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The Fund is required to satisfy certain asset coverage requirements in connection with its use of Preferred Shares, including those imposed by regulatory and rating agency requirements. Accordingly, any decline in the net asset value of the Fund’s investments could result in the risk that the Fund will fail to meet its asset coverage requirements for Preferred Shares or the risk of the Preferred Shares being downgraded by a rating agency. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on Preferred Shares outstanding. In order to address these types of events, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of adverse economic conditions may result in a loss to the Fund. At other times, these liquidations may result in gain at the Fund level and thus in additional taxable distributions to Common Shareholders. Any Preferred Shares, TOBs, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, reverse repurchases, or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have, seniority over the Fund’s Common Shares.
When the Fund issues Preferred Shares, the Fund pays (and the Common Shareholders bear) all costs and expenses relating to the issuance and ongoing maintenance of Preferred Shares. In addition, holders of Preferred Shares issued by the Fund would have complete priority over Common Shareholders in the distribution of the Fund’s assets. Furthermore, preferred shareholders, voting separately as a single class, have the right to elect two members of the Board at all times and to elect a majority of the trustees in the event two full years’ dividends on the Preferred Shares are unpaid, and also have separate class voting rights on certain matters. Accordingly, preferred shareholders may have interests that differ from those of Common Shareholders, and may at times have disproportionate influence over the Fund’s affairs.
Because the fees received by the Investment Manager may increase depending on the types of leverage utilized by a Fund, the Investment Manager has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand.1
Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market

[1]	The types of leverage on which fees are received by the Investment Manager with respect to the Fund are discussed in Note 8 in the Notes to Financial Statements.
conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Illiquid investments may become harder to value, especially in changing markets. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities.
Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. In such cases, a Fund, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund invests in securities of companies with smaller market capitalizations, foreign (non‑U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to liquidity risk.
Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which a Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Loans and Other Indebtedness; Loan Participations and Assignments Risk
Loan interests may take the form of (i) direct interests acquired during a primary distribution or (ii) assignments of, novations of or

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participations in all or a portion of a loan acquired in secondary markets. In addition to credit risk and interest rate risk, a Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of the loan. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non‑payment of scheduled interest or principal. However, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.
Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set‑off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.
A Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.
Investments in loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.
To the extent a Fund invests in loans, including bank loans, or originates loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which a Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. In connection with certain loan transactions, transaction costs that are borne by a Fund may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the Fund may incur such costs in connection with loan transactions that are pursued by the Fund but not ultimately consummated (so‑called “broken deal costs”).
Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for the loans and/or may result in the Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Some loans may have extended trade settlement periods, including

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settlement periods of greater than seven days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in a Fund should be considered speculative.
A Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.
There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities. Loans may be issued by borrowers borrowers that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such borrowers may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Loans may not be considered “securities,” and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, a Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.
Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if a Fund had invested in the loan interest directly during a primary distribution, through direct originations or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.
Management Risk
The Funds are subject to management risk because they are actively managed investment portfolios. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for a Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Funds. To the extent a Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing a Fund and may also adversely affect the ability of the Fund to achieve its investment objective. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on a Fund’s ability to realize its investment objectives.
In addition, each Fund may rely on various third-party sources to calculate its NAV. As a result, each Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. A Fund may be unable to recover any losses associated with such failures.
Market Risk
The market price of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse

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economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.
Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. As discussed more under “Interest Rate Risk,” the Federal Reserve has begun to raise interest rates from historically low levels and has signaled an intention to continue to do so. Any additional interest rate increases in the future could cause the value of any Fund, such as the Fund, that invests in fixed income securities to decrease.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.
Market Discount Risk
The price of a Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed‑end management investment companies frequently trade at a discount from their NAV.
Market Disruptions Risk
Each Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation, other factors relating to a Fund’s investments or the Investment Manager’s operations and the value of an investment in a Fund, its distributions and its returns. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as each Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.
Mortgage-Related and Other Asset-Backed Instruments Risk
The mortgage-related assets in which the Fund may invest include, but are not limited to, any security, instrument or other asset that is related to U.S. or non‑U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities or by non‑U.S. governments or authorities, such as, without limitation,

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assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include Re‑REMICs, mortgage pass-through securities, inverse floaters, CMOs, CLOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.
The Fund may also invest in other types of ABS, including CDOs, CBOs and CLOs and other similarly structured securities.
Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments.
Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk.
Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause a Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset- backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.
Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on subordinate mortgage-backed or asset-backed instruments will not be fully paid.
There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. A Fund expects that investments in the lowest tranche of or subordinate mortgage-backed and other asset-backed instruments will be subject to the greatest risks of losing part or all of their values, which could arise from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage- backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.
The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
With respect to risk retention tranches (i.e., eligible residual interests initially held by the sponsors of CMBS and other eligible securitizations pursuant to the U.S. Risk Retention Rules), a third-party purchaser,

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such as the Fund, must hold its retained interest, unhedged, for at least five year following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.
In addition, there is limited guidance on the application of the Final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the Final U.S. Risk Retention Rules (the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the Final U.S. Risk Retention Rules will not change.
Furthermore, in situations where a Fund invests in risk retention tranches of securitizations structured by third parties, a Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the Final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If a Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach.
Mortgage-Related Derivative Instruments Risk
The Fund may engage in derivative transactions related to mortgage- backed securities, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and mortgage-backed securities. The Fund may also invest in mortgage- backed securities credit default swaps, which include swaps the reference obligation for which is a mortgage-backed security or related index, such as the CMBX Index (a tradeable index referencing a basket of commercial mortgage-backed securities), the TRX Index (a tradeable index referencing total return swaps based on commercial mortgage-backed securities) or the ABX (a tradeable index referencing a basket of sub‑prime mortgage- backed securities). The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.
Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flows and the market value of these derivative instruments. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.
Mortgage-related derivative instruments involve risks associated with mortgage-related and other asset-backed instruments, privately-issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps.
Municipal Bond Risk
Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell municipal bonds at attractive prices.
The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses.
Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner. A Fund will be particularly subject to these risks to the extent that it focuses its investments in municipal bonds in a particular state or geographic region.

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A Fund may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax‑exempt rates. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be less liquid or may become less liquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax‑exempt status. A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.
A Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case a Fund’s performance may be adversely affected.
A Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax‑exempt bonds. A Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and the Fund may elect to pass through to holders of the Fund’s common shares (“Common Shares”) the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Taxable municipal bonds involve similar risks as tax‑exempt municipal bonds, including credit and market risk.
A Fund may invest in pre‑refunded Municipal Bonds. Pre‑refunded Municipal Bonds are tax‑exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre‑refunded Municipal Bonds commonly referred to as “escrowed‑to‑maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre‑refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. Pre‑refunded and/or escrowed to maturity Municipal Bonds may bear an investment grade rating (for example, if re‑rated by a rating service or, if not re‑rated, determined by PIMCO to be of comparable quality) because they are backed by U.S. Treasury securities, Agency Securities or other investment grade securities. For the avoidance of any doubt, PIMCO’s determination of an issue’s credit rating will generally be used for compliance with the Fund’s investment parameters when an issue either loses its rating or is not re‑rated upon pre‑refunding. Because the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre‑refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre‑refund the older, higher cost debt. Investment in pre‑refunded municipal bonds held by the Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre‑refunded municipal bonds, if the Fund sells pre‑refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
A Fund may invest in participations in lease obligations or installment purchase contract obligations of municipal authorities or entities. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain municipal lease obligations contain “non‑appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is

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appropriated for such purpose on a yearly basis. In the case of a “non‑appropriation” lease, a Fund’s ability to recover under the lease in the event of non‑appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re‑leasing of the property might prove difficult.
Municipal securities are also subject to interest rate, credit, and liquidity risk, which are discussed generally elsewhere in this section, and elaborated upon below with respect to municipal bonds.
Interest Rate Risk.  The value of municipal securities, similar to other fixed income securities, will likely drop as interest rates rise in the general market. Conversely, when rates decline, bond prices generally rise.
Credit Risk.  The risk that a borrower may be unable to make interest or principal payments when they are due. A fund that invests in municipal securities relies on the ability of the issuer to service its debt.
This subjects a Fund to credit risk in that the municipal issuer may be fiscally unstable or exposed to large liabilities that could impair its ability to honor its obligations. Municipal issuers with significant debt service requirements, in the near‑to mid‑term; unrated issuers and those with less capital and liquidity to absorb additional expenses may be most at risk. To the extent a Fund invests in lower quality or high yield municipal securities, it may be more sensitive to the adverse credit events in the municipal market. The treatment of municipalities in bankruptcy is more uncertain, and potentially more adverse to debt holders, than for corporate issues.
Liquidity Risk.  The risk that investors may have difficulty finding a buyer when they seek to sell, and therefore, may be forced to sell at a discount to the market value. Liquidity may sometimes be impaired in the municipal market and because a Fund primarily invests in municipal securities, it may find it difficult to purchase or sell such securities at opportune times. Liquidity can be impaired due to interest rate concerns, credit events, or general supply and demand imbalances.
Depending on the particular issuer and current economic conditions, municipal securities could be deemed more volatile investments.
In addition to general municipal market risks, different municipal sectors may face different risks. For instance, general obligation bonds are secured by the full faith, credit, and taxing power of the municipality issuing the obligation. As such, timely payment depends on the municipality’s ability to raise tax revenue and maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post-employee benefit plan
(OPEB) liabilities. Revenue bonds are secured by special tax revenues or other revenue sources. If the specified revenues do not materialize, then the bonds may not be repaid.
Private activity bonds are yet another type of municipal security. Municipalities use private activity bonds to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefitting from the development, which means that the holder of the bond is exposed to the risk that the private issuer may default on the bond.
Moral obligation bonds are usually issued by special purpose public entities. If the public entity defaults, repayment becomes a “moral obligation” instead of a legal one. The lack of a legally enforceable right to payment in the event of default poses a special risk for a holder of the bond because it has little or no ability to seek recourse in the event of default.
In addition, a significant restructuring of federal income tax rates, such as the changes to federal income tax rates that occurred in 2017, or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax‑exempt income to investors relative to taxable income. Lower income tax rates potentially could reduce the advantage of owning municipal securities.
Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.
Municipal notes are similar to general municipal debt obligations, but they generally possess shorter terms. Municipal notes can be used to provide interim financing and may not be repaid if anticipated revenues are not realized.
Municipal Project-Specific Risk
A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, including affordable housing, transportation, and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state. This is because the value of municipal securities can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer’s locality or municipal sector events. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.

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Municipal Project Housing
A Fund may invest in the bonds of projects focused on low‑income, affordable or other housing developments and businesses located in low income areas or invest in or originate loans that finance or are generally related to such projects. There are significant risks associated with a Fund’s investment in the bonds of these types of projects and loans related to such projects. There may be federal, state and local governmental regulatory restrictions on the operation, rental and transfer of these projects, such as the requirement that the owners of these affordable housing developments rent or sell certain residential units to persons or families of low or moderate income and that the amount of rent that may be charged for these units may be less than market rates. These restrictions may adversely affect economic performance relative to properties that are not subject to these restrictions. There are also no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of such a project and the debt service on the related bonds or loan on a timely basis. In the event that a project owner is unable to pay all such costs, expenses and debt service, a default on the related bonds or loan is likely to occur.
New York State-Specific Risk
A Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. Provisions of the New York Constitution and State statutes which limit the taxing and spending authority of New York governmental entities may impair the ability of New York issuers to pay principal and/or interest on their obligations. While New York’s economy is broad, it does have major concentrations in certain industries, such as financial services, and may be sensitive to economic problems affecting those industries. Future New York political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of New York issuers.
Non‑Diversification Risk
Each of PNF and PYN is a “non‑diversified” fund, which means that the Fund may invest a significant portion of its assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”. A Fund that invests in in a small number of issuers increases risk. By investing in a relatively smaller number of issuers, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the U.S.
Operational Risk
An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While each Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
Other Investment Companies Risk
When investing in an investment company, a Fund will generally bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to same leverage risks.
Portfolio Turnover Risk
The Investment Manager manages the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to each Fund, including brokerage commissions or dealer mark‑ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely impact a Fund’s after‑tax returns.
Potential Conflicts of Interest Risk — Allocation of Investment Opportunities
The Investment Manager and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities

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and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Investment Manager or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading.
Additional Risks Associated with the Funds’ Preferred Shares
Although the Funds’ ARPS ordinarily would pay dividends at rates set at periodic auctions, the weekly auctions for the ARPS (and auctions for similar preferred shares issued by closed‑end funds in the U.S.) have failed since 2008. The dividend rates on the ARPS since that time have been paid, and the Funds expect that they will continue to be paid for the foreseeable future, at the “maximum applicable rate.”
The maximum applicable rate for the ARPS and the RVMTP Share Dividend Rate is based in part on a multiple of or a spread plus a reference rate). An increase in market interest rates generally, therefore, could increase substantially the dividend rate required to be paid by the Funds to the holders of Preferred Shares, which would increase the costs associated with the Funds’ leverage and reduce the Funds’ net income available for distribution to holders of Common Shares. In addition, the multiple or spread used to calculate the maximum applicable rate for the ARPS and the RVMTP Share Dividend Rate is based in part on the credit rating assigned to the ARPS or RVMTP Shares by the applicable rating agency(ies), with the multiple or spread generally increasing as the rating declines. Accordingly, future ratings downgrades may result in increases to the maximum applicable rate for the ARPS or to the RVMTP Share Dividend Rate.
Therefore, it is possible that a substantial rise in market interest rates and/or further ratings downgrades of the Preferred Shares could, by reducing income available for distribution to the holders of Common Shares and otherwise detracting from the Funds’ investment performance, make the Funds’ continued use of Preferred Shares for leverage purposes less attractive than such use is currently considered to be. In such case, a Fund may elect to redeem some or all of the Preferred Shares outstanding, which may require it to dispose of investments at inopportune times and to incur losses on such dispositions. Such dispositions may adversely affect the Fund’s investment performance generally, and the resultant loss of leverage may materially and adversely affect the Fund’s investment returns.
The Funds are also subject to certain asset coverage tests associated with the rating agencies that rate the Preferred Shares. Failure by a Fund to maintain the asset coverages (or to cure such failure in a timely manner) may require the Fund to redeem Preferred Shares and could preclude the Funds from declaring or paying any dividends or distributions to holders of Common Shares. Failure to satisfy ratings agency asset coverage tests or other guidelines could also result in the applicable ratings agency downgrading its then-current ratings on the Preferred Shares, as described above. Moreover, the rating agency guidelines impose restrictions or limitations on the Funds’ use of certain financial instruments or investment techniques that the Funds might otherwise utilize in order to achieve its investment objective, which may adversely affect the Funds’ investment performance. Rating agency guidelines may be modified by the rating agencies in the future and such modifications may make such guidelines substantially more restrictive or otherwise result in downgrades, which could further negatively affect the Fund’s investment performance.
Privacy and Data Security Risk
The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non‑public personal information about a consumer to non‑ affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non‑ affiliated third parties. Many states and a number of non‑U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.
Each Fund generally does not intend to obtain or hold borrowers’ non‑public personal information, and the Fund has implement procedures designed to prevent the disclosure of borrowers’ non‑public personal information to a Fund. However, service providers to the Fund, including their custodians and the platforms acting as loan servicers for a Fund, may obtain, hold or process such information. A Fund cannot guarantee the security of non‑public personal information in the possession of such a service provider and

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cannot guarantee that service providers have been and will continue to comply with the GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject a Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. A Fund may also face regulations related to privacy and data security in the other jurisdictions in which a Fund invests.
Private Placements and Restricted Securities Risk
A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non‑U.S. law to certain institutional and qualified individual purchasers, such as the Funds. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Funds may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities trading on national securities exchanges or in the over‑the‑counter markets. Until the Fund can sell such securities into the public markets, its holdings may be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.
Puerto Rico-Specific Risk
A Fund that concentrates its investments in Municipal Bonds issued by Puerto Rico or its instrumentalities may be affected significantly by economic, regulatory, debt restructuring or political developments affecting the ability or obligation of Puerto Rico issuers to pay interest or repay principal. Certain issuers of Puerto Rico municipal bonds have experienced serious financial difficulties and the continuation or reoccurrence of these difficulties may impair the ability of certain Puerto Rico issuers to pay principal or interest on their obligations. Provisions of the Puerto Rico Constitution and Commonwealth laws, including a federally-appointed oversight board to oversee the Commonwealth’s financial operations, which limit the taxing and spending authority of Puerto Rico governmental entities may impair the ability of Puerto Rico issuers to pay principal and/or interest on their obligations. While Puerto Rico’s economy is broad, it does have major concentrations in certain industries, such as manufacturing and service, and may be sensitive to economic problems affecting those industries. Future Puerto Rico political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation, debt restructuring, and voter initiatives could have an adverse effect on the debt obligations of Puerto Rico issuers.
Regulatory Changes Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Funds and the Investment Manager have historically been eligible for exemptions from certain regulations.
However, there is no assurance that the Funds and the Investment Manager will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which a Fund invests.
Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair a Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.
Current rules related to credit risk retention requirements for asset-backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. The impact of the risk retention rules on the securitization markets is uncertain. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which a Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for a Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets, which in turn could negatively affect the returns on the Fund’s investment.
Regulatory Risk — Commodity Pool Operator
The Commodities Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps,

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or other financial instruments regulated under the Commodity Exchange Act, as amended, and the rules thereunder (“commodity interests”), or if a Fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered with the CFTC as a Commodity Pool Operator (“CPO”). However, with respect to each Fund, the Investment Manager has claimed an exclusion from registration as a CPO pursuant to CFTC Rule 4.5. For the Investment Manager to remain eligible for this exclusion, each Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict a Fund’s ability to pursue its investment objective and strategies increase the costs of implementing its strategies, result in higher expenses for a Fund, and/or adversely affect a Fund’s total return. To the extent a Fund becomes ineligible for this exclusion from CFTC regulation, the Fund may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation.
Regulatory Risk — London Interbank Offered Rate (“LIBOR”)
The Fund’s investments (including, but not limited to, repurchase agreements, collateralized loan obligations and mortgage-backed securities), payment obligations and financing terms may rely in some fashion on LIBOR. LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one‑week and two‑month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one‑, three- and six‑month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts, or in contracts or other arrangements entered into by the Fund, may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the SOFR for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund, a change in the cost of borrowing or the dividend rate for any preferred shares that may be issued by the Fund, or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Reinvestment Risk
Income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio

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diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by a Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.
Repurchase Agreements Risk
A Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, a Fund would seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for a Fund.
Securities Lending Risk
For the purpose of achieving income, a Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.
Short Exposure Risk
A Fund’s short sales and short positions, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.
By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.
In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to the Fund.
Structured Investments Risk
Holders of structured products, including structured notes, credit- linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. A Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by a Fund.
Structured products generally entail risks associated with derivative instruments.
Tax Risk
Each Fund has elected to be treated as a “regulated investment company” (a “RIC”) under the Internal Revenue Code (the “Code”) and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to shareholders. In order to qualify and be eligible for such treatment, a

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Principal Risks of the Funds	(Cont.)

Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).
A Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a RIC and can limit a Fund’s ability to continue qualifying as such. The tax treatment of certain of a Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect a Fund’s ability to qualify or be eligible for treatment as a RIC. Income and gains from certain of a Fund’s activities may not constitute qualifying income to a RIC for purposes of the 90% gross income test. If a Fund were to treat income or gain from a particular investment or activity as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.
If, in any year, a Fund were to fail to qualify for treatment as a RIC under the Code and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax on such distributions to the extent of the Fund’s current or accumulated earnings and profits.
To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of a Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by a Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.
The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax‑exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, no Fund is a suitable investment for individual retirement accounts, for other tax‑exempt or tax‑deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.
U.S. Government Securities Risk
Certain U.S. Government Securities such as U.S. Treasury bills, notes and bonds and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. The values of U.S. Government Securities change as interest rates fluctuate.
Valuation Risk
Certain securities in which a Fund invests may be less liquid and more difficult to value than other types of securities. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a‑5 under the 1940 Act. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security

132	PIMCO CLOSED-END FUNDS

(Unaudited)

or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Zero-Coupon Bond, Step‑Ups and Payment‑In‑Kind Securities Risk
The market prices of zero‑coupon, step‑ups and payment‑in‑kind securities are generally more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero‑coupon securities bear no interest, their prices are especially volatile. And because zero‑coupon bondholders do not receive interest payments, the prices of zero‑coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. The market for zero‑coupon and payment‑in‑kind securities may suffer decreased liquidity. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid‑in‑kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities. Zero coupon bonds, step‑ups and payment‑in‑kind securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

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How Each Fund Manages Risk	(Unaudited)

Derivatives strategies and instruments that a Fund may use include, among others, reverse repurchase agreements; interest rate swaps; total return swaps; credit default swaps; basis swaps; other types of swap agreements or options thereon; dollar rolls; futures and forward contracts (including foreign currency exchange contracts); short sales; options on financial futures; options based on either an index of municipal securities or taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments; other derivative transactions; loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions. Income earned by a Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to holders of the Fund’s Common Shares. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on a Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for a Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, a Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund.
A Fund may take certain actions if short-term interest rates increase, or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect holders of its Common Shares. In order to attempt to offset such a negative impact of leverage on holders of Common Shares, a Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). Should a Fund issue preferred shares, the Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or by reducing any holdings in other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, a Fund may not be successful in managing its interest rate exposure in the manner described above.
In addition, each Fund has adopted certain investment limitations designed to limit investment risk. See “Fundamental Investment Restrictions” below for a description of these limitations.

134	PIMCO CLOSED-END FUNDS

Effects of Leverage	(Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of ‑10%, ‑5%, 0%, 5% and 10%. The table below reflects each Fund’s continued use of reverse repurchase agreements, as applicable averaged over the fiscal year ended December 31, 2022 as a percentage of total average managed assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the Fund on such instruments (based on market conditions as of December 31, 2022, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of the reverse repurchase agreements based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
The information below does not reflect a Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as total return swaps or other derivative instruments.

	Municipal Income Fund (PMF)	Municipal Income Fund II (PML)	Municipal Income Fund III (PMX)	California Municipal Income Fund (PCQ)	California Municipal Income Fund II (PCK)	California Municipal Income Fund III (PZC)	New York Municipal Income Fund (PNF)	New York Municipal Income Fund II (PNI)	New York Municipal Income Fund III (PYN)

Preferred Shares as a Percentage of Total Managed Assets (Including Assets Attributable to Preferred Shares and TOBs)	36.22%	31.42%	34.03%	36.54%	37.63%	36.48%	30.17%	39.45%	37.62%

Estimated Annual Effective Preferred Share Dividend Rate	6.01%	6.01%	6.01%	5.98%	6.01%	6.05%	6.05%	6.00%	5.94%

TOBs as a Percentage of Total Managed Assets (Including Assets Attributable to Preferred Shares and TOBs)	9.34%	14.50%	11.51%	9.40%	6.85%	8.62%	13.53%	4.83%	7.59%

Estimated Annual Effective Interest Expense Rate Payable by Fund on TOBs	1.35%	1.43%	1.34%	1.30%	1.36%	1.31%	1.01%	1.37%	1.02%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Preferred Share Dividend Rate and Interest Expense Rate on TOBs	2.25%	1.99%	2.11%	2.22%	2.26%	2.20%	1.96%	2.32%	2.31%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(22.50)%	(22.17)%	(22.23)%	(22.61)%	(22.08)%	(22.23)%	(21.25)%	(22.11)%	(22.47)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(13.32)%	(12.92)%	(13.05)%	(13.36)%	(13.07)%	(13.12)%	(12.37)%	(13.13)%	(13.35)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(4.13)%	(3.68)%	(3.87)%	(4.11)%	(4.07)%	(4.01)%	(3.49)%	(4.16)%	(4.22)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.05%	5.57%	5.31%	5.14%	4.94%	5.09%	5.40%	4.82%	4.91%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	14.23%	14.81%	14.49%	14.39%	13.94%	14.20%	14.28%	13.79%	14.03%

Common Share total return is composed of two elements — the
distributions paid by a Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the
Fund after paying dividends on Preferred Shares and expenses on any forms of leverage outstanding, including TOBs) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a
Fund’s portfolio and not the actual performance of the Fund’s Common
Shares, the value of which is determined by market forces and other factors.
Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things,
PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

ANNUAL REPORT	|	DECEMBER 31, 2022	135

Fundamental Investment Restrictions

For purposes of this section, “majority of the outstanding,” when used with respect to particular shares of a Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the Investment Company Act of 1940, as amended.
PIMCO Municipal Income Fund (PMF)
Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)
Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

With respect to the Fund’s policy of investing at least 80% of its net assets in municipal bonds, for the avoidance of doubt, the Fund complies with the requirements of Rule 35d‑1 under the Investment Company Act of 1940 and invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of authority believed by PIMCO to be reliable), is exempt from regular federal income tax (i.e. excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax), and will not change this policy without the shareholder approval required by Rule 35d‑1.
PIMCO Municipal Income Fund II (PML)
Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)	Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests

136	PIMCO CLOSED-END FUNDS

(Unaudited)

therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)
Make an investment if, at the time of such investment, the Fund has invested less than 80% of its “assets” (as that term is defined in Rule 35d‑1 under the Investment Company Act of 1940, as amended) in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal income tax (not including, for these purposes, the federal alternative minimum tax).

PIMCO Municipal Income Fund III (PMX)
Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3)
Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d‑1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal income tax. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment

ANNUAL REPORT	|	DECEMBER 31, 2022	137

Fundamental Investment Restrictions	(Cont.)

requirement. Rule 35d‑1 currently defines “Assets” to mean “net assets, plus the amount of any borrowings for investment purposes.”
PIMCO California Municipal Income Fund (PCQ)
Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, with respect to 75% of the Fund’s total assets, the Fund may not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.
With respect to the Fund’s policy of investing at least 80% of its net assets in municipal bonds, for the avoidance of doubt, the Fund complies with the requirements of Rule 35d‑1 and invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of authority believed by PIMCO to be reliable), is exempt from regular federal income tax (i.e. excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax), and will not change this policy without the shareholder approval required by Rule 35d‑1.
PIMCO California Municipal Income Fund II (PCK)
Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

138	PIMCO CLOSED-END FUNDS

(Unaudited)

(5)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

As a fundamental policy, with respect to 75% of the Fund’s total assets, the Fund may also not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.
In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d‑1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal and California state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement.
PIMCO California Municipal Income Fund III (PZC)
Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

As a fundamental policy, with respect to 75% of the Fund’s total assets, the Fund may also not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.
In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d‑1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal and California state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement. Rule 35d‑1 currently defines “Assets” to mean “net assets, plus the amount of any borrowings for investment purposes.”
PIMCO New York Municipal Income Fund (PNF)
Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed

ANNUAL REPORT	|	DECEMBER 31, 2022	139

Fundamental Investment Restrictions	(Cont.)

without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

With respect to the Fund’s policy of investing at least 80% of its net assets in municipal bonds, for the avoidance of doubt, the Fund complies with the requirements of Rule 35d‑1 and invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of authority believed by PIMCO to be reliable), is exempt from regular federal income tax (i.e. excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax), and will not change this policy without the shareholder approval required by Rule 35d‑1.
PIMCO New York Municipal Income Fund II (PNI)
Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

As a fundamental policy, with respect to 75% of the Fund’s total assets, the Fund may also not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities

140	PIMCO CLOSED-END FUNDS

(Unaudited)

of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.
In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d‑1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal and New York state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement.
PIMCO New York Municipal Income Fund III (PYN)
Unless otherwise indicated, the investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class. The Fund may not:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund (as described in the “Portfolio Contents” section above) from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)
Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)
Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, as a fundamental policy, the Fund must, under normal circumstances, invest at least 80% of its Assets (as that term is defined in Rule 35d‑1 under the Investment Company Act of 1940, as amended), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal and New York state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement.
Other Information Regarding Investment Restrictions
From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectus) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to the Fund’s acquisition of securities or instruments through a Voluntary Action.

ANNUAL REPORT	|	DECEMBER 31, 2022	141

Management of the Funds

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
A list of officers and trustees of PIMCO containing information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is included in the most recent Form ADV filed by PIMCO pursuant to the Investment Advisers Act of 1940.
The Funds’ Statement of Additional Information includes more information about the Trustees and Officers and is available without charge, upon request, by calling PIMCO at (844) 33-PIMCO.
Trustees*

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Trustee of the Funds since 2011, expected to stand for re‑election at the annual meeting of shareholders during the 2025 fiscal year for PMF, PCQ, PNF, PML, PCK, and PNI and during the 2023 fiscal year for PMX, PZC and PYN.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co‑Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	26	Trustee, Allianz Funds (2011‑2021); Trustee, Virtus Funds (2021‑Present).

Sarah E. Cogan 1956	Trustee	Trustee of the Funds since 2019, expected to stand for election at the annual meeting of the shareholders during the 2025 fiscal year for PMF, PCQ, PNF, PML, PCK, PNI and PYN and during the 2024 fiscal year for PMX and PZC.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	26	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Joseph B. Kittredge, Jr. 1954	Trustee	Trustee of the Funds since 2020, expected to stand for re‑election at the annual meeting of shareholders during the 2025 fiscal year for PMX and PZC and during the 2023 fiscal year for PMF, PCQ, PNF, PML, PCK, PNI and PYN.	Trustee (since 2019) and Governance Committee (since 2020), Vermont Law School; Director and Treasurer, Center for Reproductive Rights (since 2015); Formerly, Director (2013-2020) and Chair (2018-2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009‑2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011‑2013).	26	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011‑2018).

Kathleen McCartney 1956	Trustee	Trustee of the Funds since 2022, expected to stand for re‑election at the annual meeting of shareholders during the 2025 fiscal year for PMF, PCQ, PNF, PML, PCK, PMX, PZC and PYN.	President, Smith College (since 2013); Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities (since 2013); Formerly, Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); Trustee, Tufts University (2007-2013).	26	None.

142	PIMCO CLOSED-END FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Alan Rappaport 1953	Trustee	Trustee of the Funds since 2010, expected to stand for re‑election at the annual meeting of shareholders during the 2024 fiscal year for PMF, PCQ, PNF, PML, PCK, PNI and PYN and during the 2025 fiscal year for PMX and PZC.	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	26	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed‑End Funds (2021‑Present)

E. Grace Vandecruze 1963	Trustee	Trustee of the Funds since 2021, expected to stand for re‑election at the annual meeting of shareholders during the 2024 fiscal year for each Fund.	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (since 2021); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); and Director, Wharton Graduate Executive Board. Formerly, Director, Resolution Holdings (2015-2019). Formerly, Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Director, SBLI USA, a life insurance company (2015-2018).	26	None

Interested Trustees

David N. Fisher** 1968	Trustee	Trustee of the Funds since 2019, expected to stand for election at the annual meeting of the shareholders during the 2023 fiscal year for each Fund.	Managing Director and Co‑Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non‑profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	26	None

John C. Maney*** 1959	Trustee	Trustee of the Funds since 2006, expected to stand for re‑election at the annual meeting of shareholders during the 2024 fiscal year for each Fund.	Senior Advisor to PIMCO (since June 2021); Non‑Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Consultant to PIMCO (January 2020-June 2021); Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	26	None

*	Under the Fund’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her retirement, resignation or replacement.
**
Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, California 92660.

***
Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	|	DECEMBER 31, 2022	143

Management of the Funds	(Cont.)	(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw[1] 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019	Managing Director and Co‑Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu‑Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill 1980	Vice President	Since August 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Elizabeth A. Duggan[1] 1964	Vice President	Since March 2021	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Mark A. Jelic[1] 1981	Vice President	Since 2021	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Kenneth W. Lee[1] 1972	Vice President	Since August 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck[1] 1977	Vice President	Since 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber[1] 1973	Vice President	Since June 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh[1] 1978	Treasurer	Since 2021	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans[1] 1982	Deputy Treasurer	Since March 2022	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown[2] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

144	PIMCO CLOSED-END FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non‑public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.
OBTAINING NON‑PUBLIC PERSONAL INFORMATION
In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub‑advisers (“Advisers”), may obtain non‑public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.
RESPECTING YOUR PRIVACY
As a matter of policy, the Funds do not disclose any non‑public personal information provided by shareholders or gathered by the Funds to non‑affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non‑affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non‑affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.
SHARING INFORMATION WITH THIRD PARTIES
The Funds reserve the right to disclose or report personal or account information to non‑affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non‑affiliated third party at the shareholder’s request or with the consent of the shareholder.
SHARING INFORMATION WITH AFFILIATES
The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non‑affiliated entities, except as required or permitted by law.
PROCEDURES TO SAFEGUARD PRIVATE INFORMATION
The Funds take seriously the obligation to safeguard shareholder non‑public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non‑public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non‑public personal information.
INFORMATION COLLECTED FROM WEBSITES
The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non‑public personal information.
CHANGES TO THE PRIVACY POLICY
From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.
1 Amended as of June 25, 2020.
2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.
3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	DECEMBER 31, 2022	145

General Information

Investment Manager
Pacific Investment Management Company LLC
650 Newport Center Drive,
Newport Beach, CA, 92660
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Transfer Agent, Dividend Paying Agent and Registrar for Common Shares
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar for Auction Rate Preferred Shares
Deutsche Bank Trust Company Americas
60 Wall Street, 16th Floor
New York, NY 10005.
Transfer Agent, Dividend Paying Agent and Registrar for Variable Rate MuniFund Term Preferred Shares
The Bank of New York Mellon
240 Greenwich Street, 7E
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106
This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3012AR_123122

Item 2.      Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.      Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.      Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2022	$ 56,772
	December 31, 2021	$ 66,155

(b)	Fiscal Year Ended	Audit-Related Fees
	December 31, 2022	$ 11,084
	December 31, 2021	$ 10,500

(c)	Fiscal Year Ended	Tax Fees (1)
	December 31, 2022	$ —
	December 31, 2021	$ —

(d)	Fiscal Year Ended	All Other Fees (2)
	December 31, 2022	$ —
	December 31, 2021	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Tax Fees” for the last two fiscal years.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	December 31, 2022	December 31, 2021

PIMCO Municipal Income Fund III	$11,084	$10,500
Pacific Investment Management Company LLC (“PIMCO”)	20,915,827	14,971,260

Totals	$20,926,911	$14,981,760

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.      Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis

Joseph B. Kittredge, Jr.

Alan Rappaport

E. Grace Vandecruze

Kathleen A. McCartney

Item 6.       Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of March 8, 2023, the following individual has primary responsibility for the day-to-day management of the Municipal Income Fund III (the “Fund”):

David Hammer

Mr. Hammer has been the portfolio manager of the Fund since August 2015. Mr. Hammer is a Managing Director and municipal bond portfolio manager in the Newport Beach office. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager, and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the portfolio manager as of December 31, 2022, including accounts managed by a team, committee, or other group that includes the portfolio manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
David Hammer	28	$12,308.92	8	$31,220.35	163	$12,882.61

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect client performance or the performance of the Fund or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades. A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. In addition, regulatory issues applicable to PIMCO or one or more funds, or other accounts may result in certain funds, not receiving securities that may otherwise be appropriate for them.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, the Fund or other account managed by PIMCO and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of the Fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest.

(a)(3)

As of December 31, 2022, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and CORE values of collaboration, openness, responsibility and excellence. Key Principles on Compensation Philosophy include:

●	PIMCO’s compensation practices are designed to attract and retain high performers;

●	PIMCO’s compensation philosophy embraces a corporate culture of rewarding behaviors aligned to our CORE values;

●	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through awards linked to firm performance; and

●	PIMCO’s “Discern and Differentiate” discipline incorporates individual performance rating to guide total compensation outcomes.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

●

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

●	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
●

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

●	Contributions to mentoring, coaching and/or supervising members of team;
●	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
●	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Deferred compensation is awarded to key professionals under the Long Term Incentive Plan (“LTIP”). Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

●

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Eligibility to participate in the LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the portfolio manager beneficially owned as of December 31, 2022:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of December 31, 2022
David Hammer	None

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.    Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.    Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Municipal Income Fund III

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 8, 2023